SCHEDULE 14A
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑	Preliminary proxy statement	☐	Confidential, for use of the Commission only (as
permitted by Rule 14a-6(e)(2))
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☐	Definitive additional materials

☐	Soliciting material pursuant to § 240.14a-12
NATIONAL HOUSING PARTNERSHIP REALTY FUND I (A Maryland Limited Partnership)
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Not Applicable

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Not Applicable

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Not Applicable

(4)	Proposed maximum aggregate value of transaction:

$4,500,000

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$900

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NATIONAL HOUSING PARTNERSHIP REALTY FUND I
c/o The Altman Group, Inc.
1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071
September ___, 2006
Ladies and Gentlemen:
     We are The National Housing Partnership, the general partner of National Housing Partnership Realty Fund I, a Maryland limited partnership (the “Partnership”). The attached Consent Solicitation Statement, dated September ___, 2006, describes and seeks approval for:
(i)	an amendment to the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to permit sales of the Partnership’s property or the property of the Partnership’s operating partnerships to us or our affiliates (the “Amendment”); and

(ii)	the proposed sale of San Jose Apartments (the “Property”), a 220-unit apartment complex located in San Antonio, Texas, (the “Sale”) by one of the Partnership’s operating partnerships, San Jose Apartments Limited Partnership (the “Local Partnership”), to San Jose Preservation, L.P., a limited partnership affiliated with us, or its permitted successors and assigns (the “Purchaser”). AIMCO Properties, L.P., our affiliate, owns approximately 11.88% of the outstanding units of limited partnership interests of the Partnership (the “Units”), and will indirectly own 100% of the Purchaser’s general partner.
     The Partnership Agreement currently prohibits us or our affiliates from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales, and is necessary if the Sale is to be consummated.
     The Purchaser is our affiliate, and we may be deemed to be under the common control of Apartment Investment and Management Company, a publicly traded real estate investment trust (“Aimco”), because Aimco controls AIMCO Properties, L.P. and AIMCO Properties, L.P. indirectly owns 100% of the Purchaser’s general partner. Accordingly, we have a substantial conflict of interest with respect to the Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the limited partners of the Partnership (the “Limited Partners”) have an interest in receiving the highest price possible. We do not make any recommendation as to whether or not the Limited Partners should consent to the proposed Amendment or the Sale.
     We are of the opinion that the Limited Partners should be presented with the proposed Amendment and the Sale at the current time for the following reasons, among others:
•	The purchase price in the proposed Sale is equal to the appraised market value of the Property as determined by an independent, third party appraiser as of December 21, 2005.

•	Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, future weakness in the economy, increases in interest rates, and other factors.

•	In the Sale, the Local Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as brokerage fees, which we expect would total approximately $135,000 and which would otherwise reduce the net sale proceeds to the Partnership.

•	The Sale under the terms of the Purchase Agreement provides more certainty to a sale of the Property than a sale to a third party, due to, among other things, the limited conditions to closing. Because our affiliates and Aimco have been managing the Property since 1984 and therefore are very familiar with the operations and the condition of the Property, the Purchaser does not need to perform due diligence on the Property. Accordingly, the Sale is expected to occur as soon as practicable after the approval of the Limited Partners pursuant to the attached Consent Solicitation Statement.

•	If the Sale is not consummated in the near future, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain because the appraised price, on which the Sale was based, may be materially different.
     See “BACKGROUND AND REASONS FOR THE SALE” in the attached Consent Solicitation Statement for additional information.
     If the Limited Partners do not consent to the Amendment and the Sale, the Local Partnership will continue to operate the Property, and there can be no assurance that the Property will be operated profitably, that the Local Partnership will make any future distributions to the Partnership, that the Limited Partners will receive distributions sufficient to pay their tax liabilities with respect to the Partnership, that the Property can continue to be operated without substantial improvements, that the Local Partnership will not further default under its mortgages or other obligations, or that a sale of the Property on comparable or more favorable terms will be possible in the future.
     Please direct all questions and requests for assistance to our Solicitation Agent, The Altman Group, Inc., at its address set forth below.
Very truly yours,
THE NATIONAL HOUSING PARTNERSHIP
THE SOLICITATION AGENT IS:
THE ALTMAN GROUP, INC.

By Mail:	By Overnight Courier:	By Hand:

1200 Wall Street, 3rd Floor	1200 Wall Street, 3rd Floor	1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071	Lyndhurst, New Jersey 07071	Lyndhurst, New Jersey 07071

By Facsimile:		For Information please call:

(201) 460-0050		TOLL FREE (800) 217-9608

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
c/o The Altman Group, Inc.
1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071
CONSENT SOLICITATION STATEMENT
September ___, 2006
     The National Housing Partnership, a District of Columbia limited partnership (the “General Partner”) and the general partner of National Housing Partnership Realty Fund I, a Maryland Limited Partnership (the “Partnership”), is furnishing this Consent Solicitation Statement to the limited partners of the Partnership (the “Limited Partners”) in connection with seeking the consent of the Limited Partners for:
(i)	an amendment to the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to permit sales of the Partnership’s property or the property of the Partnership’s operating partnerships to the General Partner or its affiliates (the “Amendment”); and

(ii)	the proposed sale of San Jose Apartments (the “Property”), a 220-unit apartment complex located in San Antonio, Texas, (the “Sale”) by one of the Partnership’s operating partnerships to San Jose Preservation, L.P., a limited partnership and an affiliate of the General Partner, or its permitted successors and assigns (the “Purchaser”). AIMCO Properties, L.P. (the “Aimco Operating Partnership”), an affiliate of the General Partner, owns approximately 11.88% of the outstanding units of limited partnership interests of the Partnership (the “Units”), and indirectly owns 100% of the Purchaser’s general partner.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the transaction described herein; passed upon the merits or fairness of the transaction; or passed upon the adequacy or accuracy of the disclosure contained in this document. Any representation to the contrary is a criminal offense.
     The Partnership Agreement currently prohibits the General Partner or its affiliates from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales. The Amendment is necessary to allow the Sale to occur.
     The operating partnership of the Property, San Jose Apartments Limited Partnership, a Texas limited partnership (the “Local Partnership”), entered into an agreement, dated November 28, 2005, as amended (the “Purchase Agreement”), with AIMCO Equity Services, Inc. (“AES”), a Virginia corporation and an affiliate of the General Partner, which will assign the Purchase Agreement to the Purchaser. The Purchaser will then purchase the Property for a gross purchase price of $4,500,000. The Purchaser may terminate the Purchase Agreement if the Local Partnership fails to receive consent to the Sale from partners owning in the aggregate more than 50% of the outstanding interests in the Local Partnership. Because the Partnership holds 99.0% of the partnership interests in the Local Partnership, the General Partner’s consent to the Sale as described herein, on behalf of the Partnership, will ensure that the Local Partnership obtains the requisite consent to consummate the transactions set forth in the Purchase Agreement. Thus, consent to the Amendment and the Sale from the Limited Partners who hold more than 50% of the outstanding Units is necessary for the Sale.
     If the Limited Partners consent to the Amendment and the Sale in the manner described in the attached Consent Solicitation Statement, and assuming the Sale occurs, the Local Partnership will distribute the Sale proceeds in accordance with the Local Partnership’s partnership agreement and applicable law. Based on the Local Partnership’s financial condition as of May 31, 2006, the General Partner estimates that the Local Partnership would not have sufficient funds after repayment of its debt and other obligations to make a distribution to the Partnership in accordance with the terms of the Partnership Agreement. To determine the expected distributable amounts, the

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General Partner added the Local Partnership’s cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. However, the Aimco Operating Partnership, an affiliate of the General Partner and the Partnership, and holder of the Acquisition Note dated August 29, 1984 issued by the Local Partnership (the “Acquisition Note”) has agreed that approximately $492,627 of the sale proceeds that ordinarily would be used to repay the Acquisition Note will instead be disbursed to the Partnership for distribution to the Limited Partners. This payment is estimated to result in a $12 per Unit distribution to the Limited Partners.
     If the Property is sold, the Local Partnership will recognize gain, and a portion of such gain will be allocated to the Partnership. In accordance with the Partnership Agreement, the gain recognized with respect to the Property is to be allocated to the partners, including the Limited Partners. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property and liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006. Although each Limited Partner’s circumstances are unique, as a result of the decision by the holder of the Acquisition Note described above, it is likely that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidation of the Local Partnership.
     The Purchaser is our affiliate, and we may be deemed to be under the common control of Apartment Investment and Management Company, a publicly traded real estate investment trust (“Aimco”), because Aimco owns approximately 90% of the Aimco Operating Partnership as of June 30, 2006, and the Aimco Operating Partnership indirectly owns 100% of the Purchaser’s general partner. Accordingly, we have a substantial conflict of interest with respect to the Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the Limited Partners have an interest in receiving the highest price possible. As a result of these conflicts of interest, we do not make any recommendation as to whether or not the Limited Partners should consent to the proposed Amendment or the Sale.
     See “RISK FACTORS” beginning on page 5 in this Consent Solicitation Statement for a description of the factors that you should consider in connection with your decision as to whether or not to consent to the Amendment and the Sale.
     The Limited Partners are not entitled to dissenters’ rights under applicable law or the Partnership Agreement.
     The Partnership Agreement requires the consent of the Limited Partners owning more than 50% of the total outstanding Units to approve the Amendment. Also, the sale of all or substantially all of the assets of the Partnership, such as the Sale, requires the approval of Limited Partners holding more than 50% of the outstanding Units. Affiliates of the General Partner currently own approximately 11.88% of the outstanding Units and will consent to both the Amendment and the Sale on the terms described in the attached Consent Solicitation Statement. Therefore, if Limited Partners owning more than 38.13% of the outstanding Units consent in writing to the Amendment and the Sale, then each will be approved. Because the Partnership holds 99.00% of the partnership interests in the Local Partnership, a consent to the Amendment and the Sale as described herein, will permit the General Partner, on behalf of the Partnership, to approve the Sale as the owner of 99% of the partnership interest in the Local Partnership and ensure satisfaction of the requirement under the Local Partnership’s limited partnership agreement to obtain the approval of the partners holding more than 50% of the percentage interests in the Local Partnership for a sale of all or substantially all of its assets.
     The Limited Partners must return their Consent Forms by ___, 2006 (unless such date is extended by the General Partner in its discretion and as described in this Consent Solicitation Statement), to The Altman Group, Inc., our Solicitation Agent, by mail, overnight courier or facsimile and otherwise follow the instructions set forth in “CONSENT FORMS” on pages 23 of this Consent Solicitation Statement. The Consent Form accompanies the Consent Solicitation Statement. Abstentions and non-votes will not be treated as the granting of consent.
     IN ORDER TO BE EFFECTIVE, CONSENTS MUST BE RECEIVED BY THE SOLICITATION AGENT BEFORE MIDNIGHT, NEW YORK CITY TIME, ON                     , 2006, UNLESS SUCH DATE

IS EXTENDED BY THE GENERAL PARTNER IN ITS DISCRETION AS DESCRIBED IN THIS CONSENT SOLICITATION (THIS DATE, AS SO EXTENDED, BEING REFERRED TO IN THIS CONSENT SOLICITATION STATEMENT AS THE “EXPIRATION DATE”).
     We urge you to read this Consent Solicitation Statement carefully and to seek advice from an independent tax advisor.
     If the Limited Partners do not consent to both the Amendment and the Sale, the Local Partnership will continue to operate the Property, and there can be no assurance that the Property will be operated profitably, that the Local Partnership will make any future distributions to the Partnership, that the Limited Partners will receive distributions sufficient to pay their tax liabilities with respect to the Partnership, that the Property can continue to be operated without substantial improvements, that the Local Partnership will not further default under its mortgages or other obligations, or that a sale of the Property on comparable or more favorable terms will be possible in the future.
     This Consent Solicitation Statement and the accompanying Consent Form are first being given to the Limited Partners of record as of                     , 2006 (the “Record Date”) and shall be mailed on or about                     , 2006.
     Questions and requests for assistance may be directed to the solicitation agent, The Altman Group, Inc. (the “Solicitation Agent”), by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, by telephone toll free at (800) 217-9608 or by fax at (201) 460-0050.

SUMMARY
     This summary highlights the most material information regarding the Amendment and the Sale but does not describe all of the details. We urge you to read this entire Consent Solicitation Statement. We have also included in this summary references to the section of this Consent Solicitation Statement in which a more complete discussion of the summarized topics may be found.
     The Amendment. As proposed, the Amendment will amend the Partnership Agreement to eliminate prohibitions against the sale of the Partnership’s or the Local Partnership’s property to the General Partner or its affiliates. The Partnership Agreement currently prohibits the General Partner or its affiliate from entering into agreements or otherwise dealing with the Partnership or any of its operating partnerships for the sale of property. The Amendment eliminates this prohibition and expressly permits such sales. The Amendment is necessary to allow the Sale to occur. See “THE AMENDMENT” for additional information.
     The Sale. The Local Partnership has entered into the Purchase Agreement with AES, which will assign the Purchase Agreement to Purchaser. Purchaser will then purchase the Property for a gross purchase price of $4,500,000. The Purchaser may terminate the Purchase Agreement if the Limited Partners who hold more than 50% of the outstanding Units do not consent to the Amendment, which would permit the Partnership to consent to the Sale. Because the Partnership holds 99.00% of the partnership interests in the Local Partnership, the General Partner’s consent to the Sale as described herein, on behalf of the Partnership, will ensure that the Local Partnership receives the requisite consent to consummate the transactions set forth in the Purchase Agreement. The proposed terms of the Sale are more fully described below in “BACKGROUND AND REASONS FOR THE SALE.”
     Distribution from Sale Proceeds. If the Limited Partners consent to the Amendment and the Sale in the manner described in this Consent Solicitation Statement, the Partnership will be able to consent to the Sale and the Local Partnership will distribute the Sale proceeds in accordance with the Local Partnership’s partnership agreement and applicable law after consummation of the Sale. Based on the Local Partnership’s financial condition as of May 31, 2006, the General Partner estimates that the Local Partnership would not have sufficient funds after repayment of its debt and other obligations to make a distribution to the Partnership in accordance with the terms of the Partnership Agreement. To determine the expected distributable amounts, the General Partner added the Local Partnership’s cash, cash equivalents and other assets to the gross purchase price for the Sale and then deducted the outstanding mortgage debt (including accrued interest), expected closing costs, accounts payable, accrued expenses and other related liabilities, and the amount of reserves the General Partner expects to establish to cover contingencies that may occur before the Local Partnership is ultimately dissolved. However, the Aimco Operating Partnership, an affiliate of the General Partner and the Partnership, and holder of the Acquisition Note dated August 29, 1984 issued by the Local Partnership (the “Acquisition Note”) has agreed that approximately $492,627 of the sale proceeds that ordinarily would be used to repay the Acquisition Note will instead be paid to the Partnership for distribution to the Limited Partners. This payment is estimated to result in a $12 per Unit distribution to the Limited Partners. In accordance with the Partnership Agreement, the gain recognized with respect to the Property is to be allocated to the partners, including the Limited Partners. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property and liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006.
     Approval of the Proposals. The Partnership Agreement requires the vote of the Limited Partners owning more than 50% of the total outstanding Units to approve each of the Amendment and the Sale, which constitutes the sale of all or substantially all of the assets of the Partnership. Affiliates of the General Partner currently own approximately 11.88% of the outstanding Units and intend to consent to both the Amendment and the Sale on the terms described in this Consent Solicitation Statement. Therefore, if the Limited Partners owning more than 38.13% of the outstanding Units consent in writing to the Amendment and the Sale, then each will be approved.
     The Limited Partners must return their Consent Forms to the Solicitation Agent by mail, overnight courier or facsimile and otherwise follow the instructions set forth in “CONSENT FORMS” on page 23 of this Consent Solicitation Statement. The Consent Forms accompany this Consent Solicitation Statement. Abstentions and non-votes will not be treated as the granting of consent and will therefore have the effect of withholding consent. See “CONSENTS REQUIRED” and “CONSENT FORMS” for additional information.

     Reasons for the Proposals. The General Partner is of the opinion that the Limited Partners should be presented with the proposed Amendment and the Sale at the current time for the following reasons, among others:
•	The purchase price in the proposed Sale is equal to the appraised market value of the Property as of December 21, 2005. The parties did not request that the appraiser recommend a price for the Sale; rather, an independent third party appraiser appraised the market value of the Property. AES’s offer price is the appraised market value of the Property.

•	Market conditions are currently favorable for sellers of properties of the type and character of the Property, largely because of the current interest rate environment and tax benefits and favorable financing available to purchasers of these properties. However, these market conditions are of uncertain duration and could be adversely affected by, among other things, future weakness in the economy, increases in interest rates, and other factors. Sales of properties similar to the Property often require a significant period of time to complete and consummation is uncertain. If the Sale is not completed, there is no assurance that the Local Partnership would succeed in selling the Property on similar or better terms than in the Purchase Agreement. Specifically, while the interest rate environment has been favorable for the past year, in light of increasing inflationary pressures from rising energy prices and the stated Federal Reserve Bank Policy to increase interest rates in an effort to prevent or eliminate inflation, it is not certain the current low interest rates will persist.

•	There have been no other firm offers by third parties for the Property during the past two years with which to compare the purchase price and resulting distribution to the Limited Partners, and no other offer to purchase the Property is currently outstanding. The General Partner, however, has not marketed the Property for sale to the public.

•	Pursuant to the Partnership Agreement, the Amendment requires the consent of the Limited Partners who hold more than 50% of the outstanding Units. Also, the sale of all or substantially all of the assets of the Partnership, such as the Sale, requires the approval of Limited Partners holding more than 50% of the outstanding Units. Under the terms of the Purchase Agreement, the Sale will be consummated promptly after the requisite consents are obtained, thereby reducing any costs associated with delays. Moreover, closing the Sale promptly reduces the risks that the transaction will not occur or will occur on terms different from those described in this Consent Solicitation Statement. Finally, completing the Sale promptly reduces, the risks associated with ownership of interests in real property, such as a reduction in value or damage inflicted by fire or other natural disaster.

•	In the Sale, the Local Partnership will not incur some of the costs that it would otherwise incur in a sale of the Property to a third party, such as brokerage fees, which the General Partner expects would total approximately $135,000 and which would reduce the net sale proceeds to the Partnership.

•	The Sale under the terms of the Purchase Agreement provides more certainty to a sale of the Property than a sale to a third party, due to, among other things, the limited conditions to closing. For instance, because affiliates of the General Partner, such as the current property manager, NHPMN Management, LP, have been managing the Property since 1984 and therefore are very familiar with the operations and the condition of the Property, the Purchaser does not need to perform due diligence on the Property. Accordingly, the Partnership expects the Sale to occur as soon as practicable after the approval of the Limited Partners pursuant to this Consent Solicitation Statement.

•	If a sale of the Property is not consummated either (i) in the near future or (ii) under the terms of the proposed Sale as described herein, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain because the appraised price, on which the Sale was based, may be materially different.

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•	At existing rent levels for the Property, the Partnership may generate taxable income but will probably not distribute sufficient cash, if any, to the Limited Partners to pay resulting tax liabilities for the foreseeable future. Further, the Local Partnership’s ability to make distributions to its partners, including the Partnership, is subject to an annual limitation of $19,536 based on the regulatory agreement it has entered into with the United States Department of Housing and Urban Development (“HUD”) in order to receive assistance from the government. The regulatory agreement with HUD directly limits distributions on income from operations, not from sale proceeds.

•	Based on the location, age, physical condition, HUD limitations on increasing rental rates and other characteristics of the Property, a material improvement in its financial condition is uncertain.
     See “BACKGROUND AND REASONS FOR THE SALE” for additional information.
     Disadvantages of the Amendment. The Amendment will permit the Partnership, the Local Partnership and potentially other entities controlled by the Partnership to sell their properties to the General Partner and its affiliates, even though the General Partner would have conflicts of interest with respect to the transaction. See “CONFLICTS OF INTEREST” for additional information.
     Disadvantages of the Sale. As discussed above, there are advantages to the Sale at this time under the terms of the Purchaser Agreement. However, the Sale has certain disadvantages such as the following:
•	Both the Partnership and the General Partner are affiliated with the Purchaser and stand in a conflict of interest.

•	The purchase price in the proposed Sale did not result from arm’s length bargaining.

•	The General Partner did not market the Property to the public. It is possible that the Partnership could realize a higher sale price if the General Partner marketed the Property to third parties. Additionally, if the Partnership held the Property for a longer period of time, the Property could appreciate in value due to, among other factors, an improving economy, decreases in interest rates, the expiration of certain low income use restrictions and the granting of tax benefits to holders of real estate like the Property.

•	The Partnership will recognize taxable gain in connection with the Sale and the liquidation of the Local Partnership. Although each Limited Partner’s circumstances are unique, as a result of the decision of the holder of the Acquisition Note as described herein, it is likely that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidation of the Local Partnership.

•	After consummation of the Sale, the Limited Partners will no longer receive any distributions from operating cash flow of the Property or upon a refinancing of the Property, if any.
See “RISK FACTORS” for additional information.
     Conflicts of Interest. The Aimco Operating Partnership and its affiliates will realize substantial benefits from the proposed Sale to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, syndication of low income housing tax credits, Partnership distributions of sale proceeds, management fees, and a share of the proceeds from a subsequent sale of the Property each as more specifically described and quantified at “RISK FACTORS—Conflicts of Interest of the General Partner” at page 6 and “CONFLICTS OF INTEREST” at page 19 of this Consent Solicitation Statement. Accordingly, the Aimco Operating Partnership and its affiliates have a substantial conflict of interest with respect to the proposed Sale.

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     No Recommendation by the General Partner. As a result of the conflicts of interest with respect to the proposed Sale, the General Partner does not make any recommendation as to whether or not the Limited Partners should consent to the Amendment or the Sale. See “NO RECOMMENDATION BY THE GENERAL PARTNER” for additional information.
     Tax Consequences of the Sale and the Liquidation of the Local Partnership. The Sale will be a taxable transaction for United States federal income tax purposes and possibly for state and local income tax purposes as well. If the Property is sold, the Local Partnership will recognize gain, and a portion of the gain will be allocated to the Partnership. Pursuant to the Partnership Agreement, the gain recognized with respect to the Property is to be allocated to the partners, including the Limited Partners. Also, the Partnership will recognize gain or loss on the liquidation of the Local Partnership equal to the difference between the sum of the amount of cash and other property distributed to the Partnership and the Partnership’s adjusted basis in the Local Partnership interest after adjustment for any gain or loss from operation of the Partnership, including from the sale of the Property, through the Local Partnership’s dissolution. The taxable gain or loss allocated to the Partnership will in turn be allocated among the partners of the Partnership, including the Limited Partners. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property and liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006. Although each Limited Partner’s circumstances are unique, as described herein, it is likely that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidations of the Local Partnership. See “UNITED STATES FEDERAL INCOME TAX CONSEQUENCES” for additional information.
     Dissenters’ Rights. Limited Partners are not entitled to dissenters’ appraisal rights under applicable law or the Partnership Agreement.
     Additional Information. For additional information about the Partnership, Aimco, or the Local Partnership, see “THE PARTNERSHIP AND THE PROPERTY” and “GENERAL INFORMATION.” If you have any questions regarding the transaction, please contact the Solicitation Agent, The Altman Group, Inc., at (800) 217-9608 (toll-free).

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RISK FACTORS
     The Amendment and the Sale have certain risks and disadvantages. Before deciding whether or not to consent to the Amendment or the Sale, you should carefully consider the following risks:
     General Partner Will Have Power to Sell Any Property Owned by Any Local Partnership to an Affiliate. The Amendment permits the Partnership to sell the Property or any other properties owned by the Partnership or any local partnership to the General Partner its affiliates without seeking the consent of the Limited Partners, unless such sale would constitute the sale of all or substantially all of the assets of the Partnership.
     Lack of Arms-Length Negotiations in Determining the Terms of the Sale. The terms and conditions of the proposed Sale, including the amount of consideration to be paid for the Property, were determined without arms-length negotiations. The terms of the proposed Sale could differ if they were subject to independent third party negotiations. An arms-length sale of the Partnership’s property through a licensed real estate broker might result in greater proceeds to the Limited Partners than are estimated to be distributed in the proposed Sale. The purchase price for the Property, however, is equal to the appraised market value of the fee simple interest in the Property as of December 21, 2005, and the Local Partnership will not be required to pay a brokerage commission with respect to the proposed Sale.
     In negotiating the terms and conditions of the proposed Sale, no one separately represented the interests of the Limited Partners. The General Partner did not appoint, or ask the Limited Partners to appoint, an unaffiliated party to represent only their interests. See “CONFLICT OF INTEREST.”
     The Local Partnership Will Recognize Gain Upon A Sale of The Property. If the Property is sold, the Local Partnership will recognize gain as a result of a sale of the Property equal to the excess of the sum of the cash received for the Property, plus the amount of liabilities assumed by the Purchaser, over the Local Partnership’s adjusted basis in the Property. The gain recognized with respect to the Property will be allocated to the partners of the Local Partnership, including the Partnership, in accordance with the Local Partnership Agreement. See “UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
     The Partnership Will Recognize Gain Upon Liquidation of The Local Partnership. The Partnership will recognize gain or loss on the liquidation of the Local Partnership equal to the difference between the sum of the amount of cash and other property distributed to the Partnership and the Partnership’s adjusted basis in the Local Partnership interest after adjustment for any gain or loss from operation of the Partnership, including from the sale of the Property, through the Local Partnership’s dissolution. The taxable gain or loss allocated to the Partnership will in turn be allocated among the partners of the Partnership, including the Limited Partners. See “UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
     Each Limited Partner’s Tax Liabilities from Sale of the Property and the Liquidation of the Local Partnership May Exceed the Cash Proceeds Available for Distribution. Pursuant to the Partnership Agreement, the gain recognized with respect to the sale of the Property and the liquidation of the Local Partnership is to be allocated to the partners, including the Limited Partners. If the Property is sold to the Purchaser as described in this Consent Solicitation Statement, the total amount of gain that will be allocated to the Limited Partners on a sale of the Property and the liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006. Although each Limited Partner’s circumstances are unique, as described herein, it is likely that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidation of the Local Partnership. It is possible that proceeds available for distribution to the Limited Partners from the sale of the Property after repayment of the Local Partnership’s debts and payment of the Local Partnership’s expenses may be less than the taxable gain realized by the Local Partnership, taxable gain recognized upon liquidation of the Local Partnership, and any tax liability resulting from the foregoing. Accordingly, the Limited Partners may be required to use funds from sources other than distributions from the Partnership to pay income tax attributable to a sale of the Property or liquidation of the Local Partnership.

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     If the Amendment is not Approved and/or the Currently Proposed Sale of the Property is not Consummated, an Alternative Sale May Be Effected at a Lower Price. If the proposed Sale of the Property is not consummated for any reason, the General Partner intends to effect an alternative sale, which may result in lower cash proceeds to the Partnership and lower or no distributions to the Limited Partners.
     Conflicts Of Interest of the General Partner. The General Partner has conflicts of interest with respect to the proposed sale of the Property as more fully described below.
     The General Partner of the Partnership is an affiliate of each of the Local Partnership, the Purchaser, AES and AIMCO Capital Tax Credit Fund VII and has a substantial conflict of interest with respect to the proposed Sale. The General Partner is an affiliate of each of the Local Partnership, the Purchaser, AES and AIMCO Capital Tax Credit Fund VI (the “Tax Credit Fund”). The General Partner, the Local Partnership, the Partnership, the Purchaser, AES and the Tax Credit Fund may be deemed to be under common control of Aimco, a publicly traded real estate investment trust.
     The Purchaser intends to syndicate acquisition and rehabilitation Federal LIHTC relating to the property. The General Partner estimates that AES will earn a $2,055,393 Developer Fee were the Federal LIHTC syndication consummated as currently contemplated. This developer fee is consideration for the redevelopment/rehabilitation effort expended by the new owner. Approximately $1,067,915 of the Developer Fee currently is projected to be deferred until the Property generates cash flow in excess of debt service on the mortgage debt, at which time the Property’s excess cash flow will be used to pay the deferred portion of the Developer Fee.
     In addition to the Developer Fee, Aimco and its affiliates will also realize additional and substantial benefits from the Sale to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement. First, the General Partner and its affiliates will receive an estimated $20,831 of proceeds from the Sale as distributions upon their interests in the Partnership (not including payment of fees in connection with the sale). Second, an affiliate of Aimco will manage the Property after consummation of the proposed sale for a property management fee equal to 5% of collected revenues each year. This constitutes a decrease in the property management fees attributable to the Property as property management fees in 2005 were $165,187 and in 2004 were $111,425 based on a rate of 10.6% of gross receipts. Third, Aimco and its affiliates will have an additional 0.01% share of net sales proceeds from a future sale of the Property and the Tax Credit Fund will have an additional 99.99% share of net sales proceeds from a future sale of the Property. Fourth, it is anticipated that Tax Credit Fund will receive an annual asset management fee of $200 per unit annually as consideration for asset management fee provided by the Partnership. Fifth, AIMCO Capital, Inc., a Delaware corporation and the sole member of the Tax Credit Fund’s general partner (“AIMCO Capital”), will receive syndication fees projected at $1,500,000, subject to change based upon the market for such credits at the time of sale, related to the organization of the syndication fund and the acquisition of the Property as a result of the transaction.
     The General Partner and its affiliates will receive funds in repayment of indebtedness and accrued fees. A portion of the proceeds from the Sale, after payment of certain transaction costs but before distribution of any proceeds to the Limited Partners, will be used to repay a portion of the indebtedness of the Local Partnership and the Partnership owed to the General Partner and its affiliates, including the Acquisition Note, loans from partners, accrued fees and accrued interest thereon, estimated to be $3,971,202 in total as of May 31, 2006. This does not include the approximate $492,627 that will be disbursed to the Partnership instead of being paid to the holder of the Acquisition Note or the approximate $1,351,000 which is owed to the holder of the Acquisition Note, but will not be repaid because of the shortfall between the Local Partnership’s outstanding obligations and the Purchase Price.
     The proposed sale may mitigate the General Partner’s liability for Partnership liabilities. The General Partner generally is liable for all recourse debts and other liabilities of the Partnership. A sale of the Property reduces the General Partner’s liability for Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership may incur in the future.
     The General Partner does not make any recommendation as to whether or not Limited Partners should consent to the Amendment or the Sale. Given its substantial conflict of interest with respect to the Sale, the General Partner does not make any recommendation as to whether or not the Limited Partners should consent to the Amendment or the Sale. The Limited Partners will have to make their own evaluation as to whether or not they

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should consent to the Amendment and the Sale, based upon a number of factors, including without limitation their financial position, their need or desire for liquidity, other financial opportunities available to them, and their tax position and the tax consequences of a sale of the Property.
     It is Possible that the Local Partnership Could Realize a Higher Sale Price if it Marketed the Property for Sale to Third Parties or Continued to Hold the Property. It is possible that the Local Partnership and Partnership could realize a higher purchase price if the General Partner marketed the Property for sale to third parties or held the Property for a longer period of time. The General Partner did not market the Property to the public. The Property could appreciate in value due to among other factors, an improving economy, decreases in interest rates, the expiration of certain low income use restrictions and the granting of tax benefits to holders of real estate like the Property. The General Partner continually considers whether the Partnership’s properties should be sold or otherwise disposed of after consideration of certain relevant factors, including prevailing economic conditions, availability of favorable financing and tax considerations, with a view to achieving maximum capital appreciation for the Local Partnership and the Partnership. However, the General Partner cannot predict or guarantee that the present time is the most advantageous time to sell the Property.
     The Estimate of the Gain Recognized upon the Sale May Be Inaccurate. Gain from a sale of real property such as the Property is generally classified as Section 1231 gain for federal income tax purposes, which is taxed at the same rates for such purposes as capital gain income (currently taxed, in the case of long-term capital gain of individuals, at the maximum rate of 15% for federal income tax purposes) or, under special rules that apply to real property that has been depreciated, taxed as “unrecaptured section 1250 gain” (currently taxed, in the case of long-term capital gain of individuals, at a maximum rate of 25% for federal income tax purposes). The amount of taxable gain from the Sale and liquidation of the Local Partnership is estimated to be approximately $39 per Unit, assuming that the Sale was consummated on May 31, 2006. These estimates are based upon information currently available to the General Partner. There can be no assurance that these estimates will prove to be accurate. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See “UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”
     If The Property Is Sold, The Limited Partners Will Lose The Potential To Receive Future Distributions From The Property. If the Property is sold, you will no longer receive any future distributions from operating cash flow of the Property or upon a refinancing of the Property, if any.
FORWARD LOOKING INFORMATION
     The discussion set forth in this Consent Solicitation Statement regarding estimated future capital expenditures, uses of sales proceeds, estimated distributions to the Limited Partners and other parties, estimates of fees and reimbursements to be received by the General Partner and its affiliates, and estimates of the tax liabilities of the Limited Partners under different scenarios, at the time they were made, are forward-looking information developed by the General Partner. Any estimate of the future performance of a business, like the Partnership’s business or that of its properties, or the performance of the Partnership and the Local Partnership if the Property is not sold, are forward-looking and based on assumptions, some of which inevitably will prove to be incorrect. These expectations incorporated various assumptions including, but not limited to, net sales proceeds, transaction costs, revenue (including occupancy rates), various operating expenses, general and administrative expenses, depreciation expenses, capital expenditures, working capital levels, the timing of transactions, and the actions taken or to be taken by other parties. While the General Partner deemed these expectations to be reasonable and valid at the date made, there is no assurance that the assumed facts will be validated, the expenses will actually be incurred, the results will actually be realized, or the estimates will prove to be accurate.

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BACKGROUND AND REASONS FOR THE SALE
     The Property is a 220-unit apartment complex located in San Antonio, Texas. The Local Partnership has owned and operated the Property continuously since 1984. The Property is currently reserved for occupancy by low income families under programs administered by the United States Department of Housing and Urban Development (“HUD”).
     The Proposed Sale. On November 28, 2005, the Local Partnership entered into a Purchase Agreement with AES, which will assign the Purchase Agreement to the Purchaser. The Purchaser will then purchase the Property for a gross purchase price of $4,500,000. The terms of the Purchase Agreement are more fully described in the Summary of Purchase and Sale Agreement attached to this Consent Solicitation Statement as Annex I and hereby made a part of this Consent Solicitation Statement.
     AIMCO San Jose, LLC, a Delaware limited liability company (“AIMCO San Jose”), will be the general partner of the Purchaser with a 0.01% general partnership interest. AES will be the sole member of AIMCO San Jose. It is anticipated that the limited partner of the Purchaser will be AIMCO Capital Tax Credit Fund VII, a Delaware limited liability company (the “Tax Credit Fund”). Aimco and its affiliates will own 0.01% of the Tax Credit Fund. Entities unrelated to Aimco and its affiliates will own 99.99% of the Tax Credit Fund.
     The Texas Development of Housing and Community Affairs (“TDHCA”) has published that the Property is eligible for a Section 42 tax credit and has recommended the Property annual tax credit allocations of $1,195,000. Based on these figures, it is anticipated that Tax Credit Fund will purchase the 99.99% limited partnership interest in the Purchaser for a purchase price of $10,753,925.
     Each of the General Partner, the Purchaser, the Partnership, AIMCO San Jose, the Tax Credit Fund and AES are affiliates, and may be deemed to be under common control of Aimco, a publicly traded real estate investment trust. Accordingly, the General Partner has a substantial conflict of interest with respect to the proposed sale. As a result, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the proposed sale. See “RISK FACTORS – Conflicts of Interest of the General Partner” and “CONFLICT OF INTEREST.”
     The Purchaser intends to renovate the Property after acquisition, and currently estimates that the acquisition and renovation will result in total costs of approximately $17,357,839. The foregoing is merely an estimate, and there can be no assurance that the cost of the acquisition and renovation will not exceed or be less than this estimate.
     The Purchaser currently intends to finance the purchase price for and renovation of the Property with approximately $17,357,839 in acquisition and rehabilitation financing. This financing will involve a 9% Federal Low-Income Housing Tax Credit (“LITHC”) reservation from TDHCA. It is anticipated that the syndicated LIHTC equity amount will be an aggregate of $10,753,925. It is anticipated that approximately $4,765,000 in first mortgage debt and $771,000 in second mortgage debt will be obtained as part of this financing after it is rehabilitated.
     The Purchaser intends to syndicate acquisition and rehabilitation LIHTC relating to the Property. The underwriter has indicated that the Property has approximately $10,753,925 of tax credit equity based primarily upon the $4,500,000 purchase price, a land value of $1,200,000, and renovation costs of approximately $10,802,446 at the Property. The General Partner estimates that AES will earn a $2,055,393 Developer Fee were the Federal LIHTC syndication consummated as currently contemplated. Approximately $1,067,915 of the Developer Fee currently is projected to be deferred until the Property generates cash flow in excess of debt service to pay the deferred portion of the Developer Fee.
     In addition to the Developer Fee, Aimco and its affiliates will also realize additional, substantial benefits from the Sale and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement, including, without limitation, Partnership distributions of sale proceeds, management fees, syndication fees, and a share of residual proceeds from the Property. See “RISK FACTORS – Conflicts of Interest of the General Partner” and “CONFLICT OF INTEREST.”

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     A sale of the Property is required in order for the Property to qualify for the allocation of acquisition and rehabilitation Federal LIHTC. Although the Local Partnership technically would be eligible to apply for a smaller amount of tax credits if it did not sell the Property, allocations for these tax credits are limited and competitive. In addition, under such scenario where the Property was not sold, not only could there can be no assurance that the Partnership would be able to receive an allocation for these tax credits, but an award would be insufficient to finance the capital improvements needed to make a tax credit syndication economically viable.
     Dissolution and Liquidation of the Partnership. Following the Sale, the Local Partnership will be liquidated and dissolved in accordance with the agreement of limited partnership of the Local Partnership, as amended (the “Local Partnership Agreement”), and applicable law. After payment of all debts and expenses, including the expenses of the Sale, certain debt owed to the Partnership and its affiliates, and fees to the Partnership and its affiliates, the Partnership will receive a liquidating distribution of any remaining sales proceeds. There can be no assurance as to the date the Local Partnership will be liquidated in this event. If the Limited Partners do not approve the Amendment and the Sale, the Local Partnership will continue to operate the Property.
     Reasons for the Sale. The General Partner, AES and the Purchaser are affiliates, and may be deemed to be under Aimco’s common control. Accordingly, the General Partner has a substantial conflict of interest with respect to the Amendment and the Sale. As a result, the General Partner does not make any recommendation as to whether or not Limited Partners should consent to the Amendment or the Sale. The General Partner is of the opinion that the Limited Partners should be presented with the proposed Amendment and Sale at the current time for the following reasons, among others:
     The Proposed Sale of the Property is at an Amount that Equals the “As Is” Value of the Property. A third party appraisal determined that the “as is” value of the Property is $4,500,000 as of December 21, 2005.
     The Property Requires Capital Improvements In An Amount Which We Estimate Neither The Local Partnership Nor Its Affiliates Can Fund. The Property requires capital improvements in an amount which exceeds existing reserves, what we estimate can be financed by operations, and what we estimate to be the Local Partnership’s borrowing capacity. The Property was completed by the Local Partnership in 1984. The General Partner is of the opinion that the improvements are in below average condition, and that many of the amenities are in need of modernization and additional amenities should be incorporated to enhance the appearance and function of the Property. A rehabilitation planned as part of the Federal LIHTC syndication includes: Exterior and or system repairs include siding, windows, replacement and repitching of roofs, and galvanized plumbing pipe replacement. Interior unit repairs include replacement of carpet, cabinets, refrigerators, stoves, and exhaust hoods, painting, and the installation of air conditioning. The objective of the rehabilitation will be to create an affordable property with the amenities and appeal of a modern contemporary residence. A licensed independent third party construction engineer, CONNOR, estimates the cost of these improvements to exceed $8,360,000. The General Partner and its affiliates have indicated that they will not make any additional loans to the Local Partnership to fund these capital expenditures or otherwise because, among other things, they consider the possibility of repayment to be unlikely.
     Federal Affordable Housing Policy and Programs Make Sale of the Property More Attractive Than Continued Ownership by the Local Partnership. The Property is financed pursuant to Section 236 of the National Housing Act, as amended. The Property’s operations are governed by a Regulatory Agreement between HUD and the Partnership under which occupancy is limited to low income families and annual distributions to the Partners from operating cash flow are generally limited to a percentage of the Partnership’s initial equity in the Property. Section 236 provides the Partnership with an interest reduction subsidy to reduce debt service payments on the mortgage and such subsidy can continue until September 1, 2011. HUD establishes the rents for the Property. The Property’s rents do not reflect local market conditions, but are established at levels sufficient only to cover debt service, operating expenses, a replacement reserve and an estimated allowance for distributions to the Partners.
     The Partnership also receives HUD subsidies pursuant to a contract under Section 8 of the United States Housing Act of 1937, as amended, which covers all but five of the 220 dwelling units on the Property (the “Section 8 Contract”). These subsidies do not increase the rents received by the Partnership, but subsidize the rents paid by eligible low-income residents. Rents received by the Partnership under the Section 8 Contract are less than the market rents for comparable nonsubsidized units in the Property’s market area. The Property’s original Section 8

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Contracts have expired, but the combined single Section 8 Contract has been renewed, at the request of the Partnership, until September 30, 2006, subject to the annual availability of federal appropriations.
     The impending expiration of the Section 8 contracts on thousands of Federally subsidized low income dwelling units led to the enactment several years ago of the Section 8 Contract renewal and “Mark to Market” legislation, the goal of which is to preserve affordable low income housing while reducing the long term costs of federal rental assistance. Pursuant to current legislation, HUD can be expected to renew the Property’s Section 8 Contract, if requested by the owner of the Property, on an annual or longer term basis, at rents that do not exceed market rents for comparable unassisted units. However, annual rent increases will be limited to an operating cost adjustment factor determined by HUD in the State in which the Property is located or, at the owner’s request, by a project specific budget based rent adjustment approved by HUD, but in no event higher than market rents for comparable unassisted units in the market area. Although the current subsidized rents are below market, achieving higher cash flow may be difficult given the cost of replacing the subsidized mortgage with a market rate mortgage and addressing capital needs ordinarily required by a new lender. The General Partner therefore believes that a material increase in operating cash flow in the foreseeable future is unlikely. The Property’s reserves are insufficient to meet the capital needs of the Property, as determined by an independent, third party capital needs study. The General Partner anticipates that additional debt or conventional equity investments to fund these capital expenditures would not be supported by the Property’s rents.
     While the Partnership is permitted legally to prepay its HUD insured mortgage without HUD’s consent, and is not obligated to accept further renewals of the Section 8 Contract at its expiration on September 30, 2006, the General Partner believes that due to its location, age and other characteristics of the Property, its best commercial use will continue to be as rental affordable housing to low and moderate income families. Accordingly, the General Partner believes that it would not be beneficial or feasible to attempt to convert the Property to nonsubsidized use.
     While current Federal housing and tax policy provides only limited rewards for continuing ownership by the original investors of subsidized low income housing projects that are not suitable for conversion to market rate use, such policies do provide incentives, including low income housing tax credits and tax exempt financing for the acquisition and rehabilitation of such properties by new owners who will continue to maintain these properties for affordable housing use. In addition, under current HUD policy, certain Federal programs permitting the realization of value in these older Section 236 projects can only be realized by sale of the Property. The eligibility of the Property for such transactions adds value to the Property, but this value can be realized by the current Partners only through a sale of the Property to new owners.
     The Local Partnership’s Acquisition Note is in Default. The Local Partnership issued the Acquisition Note dated August 29, 1984 to the original owner of the Property as partial payment of the purchase price therefore. The Acquisition Note is currently in default because the entire balance became due on August 29, 1999 and such balance remains outstanding. Hurbell IV Limited Partnership, another one of the Partnership’s operating partnerships, also has an acquisition note that is currently in default. In its audit of the Partnership as of December 31, 2005, the Partnership’s accountant, Ernst & Young LLP stated that continuation of the operating partnerships’ operations in their present form is dependent on their ability to extend the maturity date of these notes, or to repay or refinance these notes and that these conditions raise substantial doubt about the operating partnerships’ and the Partnership’s ability to continue as going concerns. The Aimco Operating Partnership acquired the Local Partnership’s Acquisition Note on June 28, 2002 in order to prevent the note holder’s exercise of its rights to foreclose on all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Although the General Partner does not believe that the Aimco Operating Partnership currently has any intention to exercise remedies on this note, there can be no assurance that the Aimco Operating Partnership will not exercise such remedies thereon. If the Acquisition Note is foreclosed upon prior to a sale of the Property, the Limited Partners will lose their entire investment in the Local Partnership.
     The Execution Of A Similar Sale In The Future Currently Is Uncertain. If the proposed Sale is not approved and consummated on or before                     , 200___, then given changing economic conditions, among other things, the execution of a similar sale in the future is uncertain.
     Limited Tax Benefits of Continued Investment. The tax benefits of continued investment in the Property have been substantially eliminated for most of the Limited Partners due principally to declining depreciation deductions from the Property.

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     Future Taxable Income May Exceed Distributions at Existing Rent Levels. At existing rent levels at the Property, the Local Partnership may generate taxable income but will probably not distribute sufficient cash to the Limited Partners to pay resulting tax liabilities for the foreseeable future. The Purchaser has received a rent comparability study indicating that the existing, subsidized rent levels at the Property are significantly higher than market rents, indicating that rent increases are currently unlikely.
     If the Property is not sold, the General Partner and its affiliates will not make additional loans to the Local Partnership to fund needed capital expenditures or otherwise. The Local Partnership will continue to operate the Property, but there can be no assurance that the Property will be operated profitably, that the Local Partnership will make any future distributions to its limited partners, including the Partnership, that the Limited Partners will receive distributions equal to taxable income generated from operations, that the Property can continue to be operated without substantial improvements, that vacancies at the Property will not increase, that the Local Partnership or its affiliates can fund these improvements, that the Local Partnership will not default under its mortgages, that the Local Partnership will not thereby effectively lose its interest in the Property, or that a sale of the Property on comparable or more favorable terms will be possible in the future.
     Consents Solicited. In accordance with the requirements of the Partnership Agreement, the General Partner is soliciting the written consent of the Limited Partners to the Amendment and the Sale on the terms described in this Consent Solicitation Statement.
     Estimated Allocation of Sales Proceeds. Following the Sale, the Local Partnership will be liquidated and dissolved in accordance with the Local Partnership’s limited partnership agreement and applicable law. The following table contains a summary of the estimated allocation of the proceeds from the currently proposed Sale, assuming the sale was completed on May 31, 2006. These calculations are estimates based upon information currently available to the General Partner. There can be no assurance that these estimates will prove accurate.

Gross purchase price	$4,500,000
Plus: Cash and cash equivalents	20,748
Plus: Other partnership assets	1,040,288
Less: Mortgage debt, including accrued interest	(1,005,220)
Less: Loans from General Partner or Affiliates	(59,881)
Less: Other liabilities	(618,642)
Less: Deferred Acquisition Note	(3,557,096)
Less: Reserve for contingencies	(135,000)
Less: Closing costs	(45,000)
Less: Distribution to lower tier general partner	(4,926)

TOTAL	$135,271

Net proceeds distributable to all Partners	$135,271
Percentage of proceeds allocable to Limited Partners	99%

Net proceeds distributable to Limited Partners	133,904

Total number of Units	11,219
Distributable net proceeds per Unit	$12
     Estimated Federal Tax Consequences of the Sale. The Sale will generate taxable gain to the Local Partnership for United States federal income tax purposes, and possibly for state and local income tax purposes as well, which will be allocated in part to the Partnership. The taxable gain allocated to the Partnership will in turn be allocated among the partners of the Partnership, including the Limited Partners. The Limited Partners will also recognize taxable gain, for United States federal income tax purposes, and possibly for state and local income tax purposes as well, in connection with the liquidation of the Local Partnership. The table below is a summary of the estimated allocation to the Limited Partners of taxable gain upon the Sale and liquidation, assuming that it is

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completed on May 31, 2006. These calculations are estimates based upon information currently available to the General Partner and are provided as an estimate only. There can be no assurances that these estimates will prove accurate. The amounts to be allocated to the partners may vary depending on the reserves established to satisfy future obligations, if any, actual transaction costs, and factors beyond the control of the General Partner. Each Limited Partner should consult his or her tax advisor regarding the tax consequences to him or her. See “UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.”

Total gain per Unit recognized on Sale and Liquidation	$39
Unrecaptured Section 1250 Gain Per Unit	$35
Cancellation of Indebtedness Income Per Unit	$4
Distribution per Unit	$12
     Pursuant to the Partnership Agreement, the gain recognized with respect to the Property is to be allocated to the partners, including the Limited Partners. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property and liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006. Although each Limited Partner’s circumstances are unique, it is likely, as discussed herein, that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidation of the Local Partnership.
NO RECOMMENDATION BY THE GENERAL PARTNER
     The General Partner and the Purchaser are affiliates of, and may be deemed to be under common control with, Aimco. Accordingly, the General Partner has a substantial conflict of interest with respect to the Amendment and the Sale, because the Purchaser has an interest in buying the Property at a low price while the Partnership and the Limited Partners have an interest in receiving the highest price possible. In addition, Aimco and its affiliates will realize additional and substantial benefits from the Sale to the Purchaser and the consummation of the transactions discussed in this Consent Solicitation Statement. Accordingly, the General Partner does not make any recommendation as to whether or not the Limited Partners should consent to either the proposed Amendment or the Sale.
THE AMENDMENT
     The Partnership Agreement currently prohibits the General Partner or its affiliates from entering into agreements or otherwise dealing with the Partnership or any of its operating partnership for the sale of property. The Amendment, as proposed, eliminates this prohibition and expressly permits such sales. The Amendment is necessary for the Sale to occur.
     The Amendment to the Partnership Agreement will amend and restate Section 5.3(b) by adding the new language found in clause (b)(i) and the final sentence of Section 5.3(b), each as set forth in the paragraph below, with emphasis added. The new language of clause (b)(i) functions to allow an affiliate of the General Partner to purchase property held by the Partnership or of any operating partnership of the Partnership, such as the Local Partnership. The additional language set forth in the final sentence below is necessary in that it clearly confers authority to the General Partner to act on behalf of the Partnership with respect to the sale of a property to an affiliate, whereas clause (b)(i) merely allows for an affiliate of the General Partner to contract with the Partnership to purchase the Property.
“(b) The General Partner or any Affiliate shall not have the right to contract or otherwise deal with the Partnership or any Local Limited Partnership for the sale or lease of property, goods or services or the lending of money to a Local Limited Partnership or the Local General Partners, except for (i) the purchase of a Project by an Affiliate of the General Partner, (ii) Property Management services, (iii) loans made by, or guaranteed by, the General Partner or its Affiliates, the interest rate on which shall be two percentage points above the prime rate quoted by The Chase Manhattan Bank, N.A., New York, New York from time to time, provided that if the loan is made directly by the General Partner, the interest rate shall not exceed the lesser of the aforesaid rate or the rate charged by unrelated lending institutions on comparable loans for the same purposes, and

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(iv) those dealings, contracts or provision of services described in this Agreement or in the Registration Statement. All services rendered to the Partnership or a Local Limited Partnership by the General Partner or any Affiliates shall be rendered pursuant to a written contract which shall contain a clause allowing termination without penalty on sixty (60) days written notice or such other provisions as may be required by an Agency. The General Partner may be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner. The General Partner may be reimbursed for administrative services necessary to the operation of the Partnership provided that the reimbursement shall be at the lower of the General Partner’s actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. Any payment made to the General Partner or any Affiliate for such goods, services or loans shall be fully disclosed to all Limited Partners in the reports required hereunder. Neither the General Partner nor any Affiliate shall, by the making of lump-sum payments to any other Person for disbursement by such other Person, circumvent the provisions of this Section 5.3(b) or Section 5.3(c). Without limiting the generality of the foregoing, the General Partner shall have the right, power and authority, on behalf of the Partnership or any Local Limited Partnership to sell any Project to any Affiliate of the General Partner or any other party.”
     The General Partner has proposed the Amendment because the Sale cannot be consummated unless the Amendment is first adopted. The Amendment will allow the General Partner or its affiliates to purchase any of the Partnership’s properties or the property of any of its operating partnerships without first seeking the consent of the Limited Partners. Finally, the Amendment would function to allow the General Partner to make sales of the Property or any other properties to its affiliates without seeking the consent of the Limited Partners (unless such sale would constitute the sale of all or substantially all of the assets of the Partnership).
     The Amendment requires the consent of the Limited Partners who hold more than 50% of the outstanding Units under the terms of the Partnership Agreement. Affiliates of the General Partner currently own approximately 11.88% of the outstanding Units of the Partnership and will consent to the Amendment. Therefore, if the Limited Partners holding more than 4,278.12 Units, or 38.13% of the outstanding Units, also consent to the Amendment in the manner described in this Consent Solicitation Statement, the Amendment will be adopted. As stated herein, the purpose of the Amendment is to facilitate the Sale to the Purchaser, an affiliate of the General Partner.
THE PARTNERSHIP AND THE PROPERTY
     The Partnership. The Partnership was organized on October 21, 1983 under the laws of the State of Maryland. Its primary business, and the purpose for which it was formed, is to invest, as a limited partner, in limited partnerships which own a multi-family, rental apartment complex which receives any form of local, state or federal assistance, insurance or guarantee, and to engage in related or incidental activities.
     The Partnership’s principal executive offices are located at 55 Beattie Place, P.O. Box 1089, Greenville, South Carolina 29602, telephone number (864) 239-1000. The principal executive offices of the General Partner and National Corporation for Housing Partnerships (“NCHP”), the sole general partner of the General Partner, are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone number (303) 757-8101.
     The General Partner. The National Housing Partnership, a District of Columbia limited partnership, is the sole general partner of each of the Partnership and the Local Partnership. The General Partner owns an aggregate 1% general partnership interest in each of the Partnership and the Local Partnership. The sole general partner of the General Partner is NCHP. The General Partner and NCHP are each affiliates of Aimco. See “CONFLICTS OF INTEREST” in this Consent Solicitation Statement.
     The Local Partnership. The Local Partnership was organized and filed its certificate of formation with the Texas Secretary of State on August 29, 1984. Its primary business, and the purpose for which the Local

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Partnership was formed, is to own, maintain, operate and manage the Property. The Partnership owns a 99.0% limited partnership interest in the Local Partnership.
     The Local Partnership’s principal executive offices are located at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, telephone number (303) 757-8101.
     Neither the Partnership, your General Partner nor the Local Partnership has directors, officers or significant employees of their own. The names and positions of the executive officers and directors of NCHP, as well as a biographical summary of the experience of such persons for the past five years or more, are set forth on Annex II attached hereto and are incorporated in this Consent Solicitation Statement by reference.
     During the past five years, neither the Partnership, the General Partner, NCHP, the Local Partnership nor, to the best of their knowledge, any of the persons listed in Annex II (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.
     The Property. San Jose Apartments is a 220-unit apartment complex located in San Antonio, Texas. The Local Partnership has owned and operated the Property continuously since 1984. The Property is currently reserved for occupancy by low income families under programs administered by the United States Department of Housing and Urban Development. The Property is currently managed by NHP Management, LLP, an affiliate of the General Partner. Pursuant to the management agreements between the NHP Management, LLP and the Local Partnership, the property manager operates the Property and is responsible for maintenance, the purchase of equipment and supplies, and the selection and engagement of all vendors, suppliers and independent contractors.
     Encumbrances. The following shows certain information regarding the outstanding mortgage and other encumbrances on the Property as of May 31, 2006:

		Monthly				Principal
	Principal	Payment				Balance Due
	Balance	Including	Stated			at Maturity
	(in the	Interest (in the	Interest	Amortization	Maturity	(in the
Property	thousands)	thousands)	Rate	Period	Date	thousands)
San Jose Apartments (Acquisition Note)	$1,699	N/A	10.00%	N/A	8/29/1999	$1,699*
San Jose Apartments (Section 236 Note)	$999	19	7.5%	16.7 years	09/01/2011	0

*	This amount represents the approximate outstanding balance as of May 31, 2006 as the note matured in August 1999.
     Acquisition Note. The Local Partnership acquired the Property from its original owner in 1984 and has owned and operated the property since that time. The Local Partnership issued an Acquisition Note to the original owner, dated August 29, 1984, as partial payment of the purchase price therefore. The Acquisition Note had an original principal amount of $1,698,822 and bears interest at an annual simple rate equal to 10% until paid. The Acquisition Note and all accrued but unpaid interest thereon matured on August 29, 1999. The Acquisition Note is currently in default because the entire balance became due on August 29, 1999 and such balance remains outstanding. As of May 31, 2006, the unpaid balance of the Acquisition Note, including accrued interest, was approximately $5,400,991. The Acquisition Note is a non-recourse obligation of the Local Partnership and is secured by all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Upon consummation of the Sale and after payment of certain transaction costs but before distribution of any proceeds to the Limited Partners, $3,557,096 of the Sale proceeds will be used to repay a portion of the this note to the Aimco Operating Partnership.

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     The Acquisition Note is subordinate to the mortgage secured by the Property for so long as the mortgage is insured by HUD. Additionally, as long as HUD is the insurer or holder of the mortgage, any payments on the Acquisition Note from Property income are payable only from surplus cash of the Property (as defined in the HUD regulatory agreement). The holder of the Acquisition Note has no claim, and may not later assert any claim, for payment against the mortgaged Property, the mortgage proceeds, any reserve or deposit made with the Local Partnership or another required by HUD in connection with the mortgage transaction, or against the rents or other income from the Property.
     After the Acquisition Note matured, the Aimco Operating Partnership acquired the Acquisition Note on June 28, 2002 from various individual assignors, as successor to the original owner, for a purchase price of $540,000 in cash in order to prevent the note holder’s exercise of its rights to foreclose on all of the general and limited partnership interests in the Local Partnership, including the interests owned by the Partnership. Although there can be no absolute assurance that the Aimco Operating Partnership will not exercise remedies thereon, causing the Sale to not be consummated and causing the Limited Partners to lose their entire investment in the Local Partnership, the General Partner does not believe that the Aimco Operating Partnership currently has any intention to exercise such remedies.
     Section 236 Note. The Property is financed, in part, with proceeds from a Section 236 Note. Under its original terms, the Section 236 Note is prepayable without the consent of HUD. See also “BACKGROUND AND REASONS FOR THE SALE” in this Consent Solicitation Statement.
     Until the Section 236 Note is prepaid or matures in 2011, Property operations are governed by a regulatory agreement between the FHA and the Local Partnership. The regulatory agreement, among other things, governs mandatory funding of reserve accounts, restricts annual distributions to $19,536 based on the owner’s original equity contribution, and requires HUD supervision of repairs and upgrades.
     Other Partnership Properties. During 1984, the Partnership acquired a 99% limited partnership interest in nine local limited partnerships and a 98% limited partnership interest in one local limited partnership. As of June 30, 2006, the Partnership continued to hold an interest in only two local limited partnerships, one of which is the Local Partnership. The Partnership held interests in seven other local limited partnerships, six of which sold their properties and one whose interest was foreclosed upon prior to 2004. If the Property is sold, pursuant to the terms of the Sale as described herein or otherwise, the Partnership will have interest in one local limited partnership.
     Financial Information. Certain financial information relating to the Partnership is hereby incorporated by reference from the audited financial statements for the Partnership’s 2005 and 2004 fiscal years set forth in Part II, Item 7 of the Partnership’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 filed with the SEC on March 31, 2006 (“Partnership’s 2005 10-KSB”) and the unaudited financial statements for the quarter ended June 30, 2006 filed with the SEC on the Partnership’s Quarterly Report on Form 10-QSB on August 11, 2006 (“Partnership’s Second Quarter 2006 10-QSB”). In addition, (i) the Partnership’s 2005 10-KSB and (ii) Partnership’s Second Quarter 2006 10-QSB are provided herewith and may be found at Annex III and Annex IV, respectively, to this Consent Solicitation Statement. Such reports and other information may also be inspected at the public reference facilities maintained by the SEC at 100 F Street NE., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room of the SEC in Washington, D.C. at prescribed rates. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.
APPRAISAL OF THE PROPERTY
     Selection and Qualifications of Independent Appraiser. The Purchaser retained the services of Novogradac & Company LLP (the “Appraiser”), an independent third party, to appraise the market value of the Property. The Purchaser selected the Appraiser based on its qualifications, expertise and reputation in providing appraisals to companies and general partners in the real estate syndication business and other real estate associated activities.

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     Although the Appraiser appraised the market value of the Property, the Appraiser did not recommend an amount of consideration to be offered in the Sale. AES offered to pay a purchase price equal to the appraised market value of the Property and the Local Partnership accepted this offer price.
     Scope of Engagement. The Purchaser instructed the Appraiser to appraise the fair market value of the fee simple estate of the Property and did not place any limitations on the scope of the Appraiser’s investigation. The Local Partnership provided the Appraiser with certain documentation, including but not limited to the following:
•	Legal Description of the Property;

•	Development and Operations Proforma;

•	Site Plan;

•	General Property Marketing Information;

•	Site Plan; and

•	Needs Assessment Report.
     Appraisal Procedures. The Appraiser represented that its report was prepared in conformity with the Uniform Standards of Professional Appraisal Practice and the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute. In preparing its valuation of the Property, the Appraiser, among other things:
•	Inspected the Property;

•	Conducted neighborhood and area research, including major employers, demographics (population trends, number of households, and income trends), transportation, surrounding uses, and general economic outlook of the area;

•	Conducted market research of rental inventory, historical vacancy rates, historical average rental rates, occupancy trends, concessions, and marketing strategies in the submarket, and occupancy rates at competing properties;

•	History of recent occupancy;

•	Reviewed the historical operating statements for the Property and an operating budget forecast;

•	Conducted market inquiries into recent sales of similar properties to ascertain sales price per unit, effective gross income multipliers and capitalization rates; and

•	Prepared sales comparison and income capitalization approaches to value.
     Summary of Approaches and Methodologies Employed. The following summary describes the material approaches and analyses employed by the Appraiser in preparing the appraisal. The Appraiser principally relied on two approaches to valuation: (i) the sales comparison approach and (ii) the income capitalization approach.
     The sales comparison approach uses analysis techniques and sales of comparable improved properties in surrounding or competing areas to derive units of comparison that are then used to indicate a value for the subject property. Under this approach, the Appraiser used the following primary methods of analysis: (i) sales price per unit analysis and (ii) effective gross income analysis.
     The purpose of the income capitalization approach is to value an income-producing property by analyzing likely future income and expenses of the Property over a reasonable holding period. Under the income

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capitalization approach, the Appraiser performed a direct capitalization analysis to derive property value. The direct capitalization analysis determines the value of a property by applying a capitalization rate that takes into account all of the factors influencing the value of such property to the net operating income of such property for a single year.
     The Appraiser relied principally on the income capitalization approach to valuation and secondarily on the sales comparison approach. Although the sales comparison approach is considered a reliable method for valuing property, the income capitalization approach is the primary approach used for valuing income producing property, such as the Property.
     Valuation under Sales Comparison Approach. The Appraiser compared five apartment complexes with the Property that were sold between March 2004 and November 2004 and, although none of the comparables were located in the immediate neighborhood of the Property, all are considered representative of lower income producing properties in the San Antonio metropolitan area. The Appraiser considered the comparable properties as similar in terms of physical condition, vintage, and construction. The comparable property sales, and related terms, were as follows:
     The sales prices of the comparable properties indicated per unit prices ranging from $31,532 to $43,357. The Appraiser made adjustments to the sales price per unit of each comparable property to reflect differences from the Property in location, average unit size, and the amount of net operating income generated on a per unit basis. Based on the available data, the Appraiser concluded a value range of $18,288 to $24,193 per unit with a mean or average adjusted price of $21,078 per unit. Thus, the estimated value based on $19,500 per unit for the 220 units of the Property was approximately $4,300,000.
     The Appraiser also performed an effective gross income multiplier (“EGIM”) analysis. The EGIM measures the relationship between the sales price of a property and its effective gross income, which is the total annual income that a property would produce after an allowance for vacancy and collection loss. The Appraiser estimated the operating expense ratio (“OER”) of the Property to be 72%, with the expense ratios of the comparable properties ranging from 56% to 59%, resulting in EGIMs ranging from 4.7 to 6.4. Thus, the Appraiser concluded an EGIM of 3.75 for the Property, and applied the EGIM to the stabilized effective gross income for the Property (see Income Approach below), resulting in a value conclusion of approximately $4,900,000, rounded.
     The Appraiser estimated the value using the price paid per unit analysis at $4,300,000 and the value using the EGIM analysis at $4,900,000. Based on these two valuation methods, the Appraiser concluded that the reconciled value for the Property under the sales comparison approach was $4,400,000.
     Valuation under Income Capitalization Approach. Under the income capitalization approach, the Appraiser performed a direct capitalization analysis to derive a value for the Property.
     The Appraiser employed a direct capitalization analysis on the Property by dividing a forecast of net operating income (“NOI”) by an appropriate capitalization rate. The Appraiser performed a market rent analysis, for the Property to derive a potential rental income assuming “as is” restricted rents. The analysis included both a review of the subject’s current rent rates as well as a comparison with comparable apartment properties.
     The Appraiser calculated the Property’s effective gross income (“EGI”) by adding apartment rental collections to other income, including laundry and vending, NSF fees, forfeited deposits and credit report fees, and then making an adjustment for vacancy and collection loss. Under this analysis, the Appraiser arrived at an EGI of $1,308,990. Once the EGI was established, operating expenses were deducted from the EGI in order to arrive at an NOI for the Property of approximately $361,680. The Appraiser derived an appropriate capitalization rate, 8.00%, based upon analysis of comparable sales, as described below.
     The Appraiser employed the following assumptions, among others, to determine the value of the Property under the income approach:
(1)	Combined vacancy and credit loss rate of 5.0%. At the time of the Appraisal, the average San Antonio metropolitan vacancy rate was at 3.1%, and the Property’s submarket of subsidized restricted

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properties was less than 1.0%. The Appraiser utilized a conservative 5.0% vacancy and collection factor.

(2)	Administrative expenses of $250 per unit. Administrative expenses for two comparable properties ranged from $312 to $342 per unit. Based on a review of the Property’s historical operating expenses, the Appraiser determined that actual administrative expenses at the Property have ranged from $217 to $244 per unit over the last three years due. The Appraiser reconciled these historical numbers with the developer’s proforma estimates and the historical numbers contained in Urban Land Institute’s 2004 Dollars and Cents of Multifamily Housing and used administrative expenses of $250 per unit in its analysis.

(3)	Annual personnel payroll expenditures per unit of $1,050. At the time of the Appraisal, payroll expenditures for two market comparable properties ranged from $874 to $910 per unit. Payroll at the Property has been $1,139, $996, and $1,041 per unit in 2002, 2003 and 2004, respectively. The Appraiser reconciled these historical numbers with the developer’s proforma estimates and the historical numbers contained in Urban Land Institute’s 2004 Dollars and Cents of Multifamily Housing and used payroll expenses of $1,050 per unit in its analysis.

(4)	Capitalization rate of 8.00%. Because there have been numerous apartment sales throughout the San Antonio area, the Appraiser primarily used the extraction from sales technique to determine the appropriate capitalization rates, which were supported by secondary approaches. Upon reviewing capitalization rates for five comparable property sales occurring between March 2004 and November 2004, the Appraiser determined that the sales indicated a range from 6.80% to 8.99% with an average of 7.88%. The Appraiser considering the Property’s current condition to the reported condition of the comparable properties and determined that the overall capitalization rate would be above the middle of the range. Accordingly, the Appraiser estimated an appropriate capitalization rate for the Property of 8.00%.

(5)	Reserve for replacements of $350 per unit. After considering the replacement expense of short lived items, the Appraiser estimated reserves of $350 per unit.

(6)	Total expenses of $4,306 per unit. For comparable two properties, total operating expenses ranged from $4,519 to $4,712 per unit. The expense for comparable sales ranged from $2,950 to $4,300. The Appraiser reconciled these historical numbers with the developer’s proforma estimates and the historical numbers contained in Urban Land Institute’s 2004 Dollars and Cents of Multifamily Housing and used total operating expenses of $4,306 per unit in its analysis.
     Using the income capitalization approach, the Appraiser determined that the direct capitalization method indicated the value for the Property was $4,500,000.
     Reconciliation of Values and Conclusions of Appraisal. The final step in the appraisal process was to reconcile the sales comparison approach and the income capitalization approach values to arrive at a final value conclusion. The Appraiser concluded that the estimated market value under the sales comparison approach was $4,400,000 and the estimated market value under the income capitalization approach was $4,500,000. After reconciling the two approaches, the Appraiser determined a final market value for the Property of $4,500,000 as of December 21, 2005.
     Assumptions, Limitations and Qualifications of the Appraiser’s Valuation. In preparing the appraisal, the Appraiser relied, without independent verification, on the accuracy and completeness of all information supplied or otherwise made available to it by or on behalf of the Partnership. In arriving at the appraisal, the Appraiser assumed:
•	competency and responsibility of ownership and management;

•	no undisclosed leases, agreements, liens or other encumbrances affecting the use of the Property; and

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•	no substances such as asbestos, urea-formaldehyde foam insulation, or other potentially hazardous materials in existence or present on or in the Property.
     In addition, the value conclusion of the Appraiser was based on the extraordinary assumption that there are no income use restrictions on the Property (although such a restriction is in place) and that the Property could charge market rents and expenses rather than the set contract rents established by the Local Partnership’s existing agreements with HUD.
     Compensation of Appraiser. The Purchaser paid the Appraiser a fee of $7,500 for the appraisal. The Appraiser has conducted and is conducting other appraisals of property in connection with the other similar offers being made with respect to other partnerships. During the past two years, the Aimco Operating Partnership and its affiliates have engaged the services of the Appraiser for the purposes of appraising certain of its properties. Other than these services, no material relationship has existed in the past two years or is mutually contemplated. In connection with the performance of all services, the Aimco Operating Partnership and its affiliates have paid aggregate fees to the Appraiser of approximately $792,000.
     Appraisal Report. A Limited Partner or its representative who has been so designated in writing may obtain a copy of the appraisal report from the Solicitation Agent upon request and at the expense of the requesting Limited Partner. The appraisal report is also available for inspection and copying at the Partnership’s principal executive offices during its regular business hours by any Limited Partner or its representative who has been so designated in writing.
CONFLICTS OF INTEREST
     The General Partner owes fiduciary duties of care and loyalty to the Local Partnership, the Partnership and the Limited Partners. However, the General Partner, the Local Partnership, AES, and the Purchaser are affiliated and may be deemed to be under common control of Aimco. The Aimco Operating Partnership proposed the Sale and, along with the Local Partnership and AES, determined the timing, structure, price and other terms of the Sale. Aimco and its affiliates, including the General Partner, may have interests that conflict with the Limited Partner’s interest. The Limited Partners should consider these factors before deciding whether or not to consent to the proposed Amendment or the Sale.
     The Purchaser intends to syndicate acquisition and rehabilitation Federal LIHTC relating to the Property. The General Partner estimates that AES will earn a $2,055,393 Developer Fee were the Federal LIHTC syndication consummated as currently contemplated. Approximately $1,067,915 of the Developer Fee currently is projected to be deferred until the Property generates cash flow in excess of debt service on the Bonds, at which time the Property’s excess cash flow will be used to pay the deferred portion of the Developer Fee.
     In addition to the Developer Fee, Aimco and its affiliates will also realize additional and substantial benefits from the Sale to the Purchaser and the consummation by the Purchaser of the transactions discussed in this Consent Solicitation Statement. First, the General Partner and its affiliates will receive an estimated $20,831 of proceeds from the Sale as distributions upon their interests in the Partnership (not including payment of fees in connection with the sale). Second, an affiliate of Aimco will manage the Property after consummation of the proposed sale for a property management fee equal to 5% of collected revenues each year. This constitutes a decrease in the property management fees attributable to the Property as property management fees in 2005 were $165,187 and in 2004 were $111,425 based on a rate of 10.6% of gross receipts. Third, Aimco and its affiliates will have an additional 0.01% share of net sales proceeds from a future sale of the Property and the Tax Credit Fund will have an additional 99.99% share of net sales proceeds from a future sale of the Property. Fourth, it is anticipated that Tax Credit Fund will receive an annual asset management fee of $200 per unit annually as consideration for asset management fee provided by the Partnership. Fifth, AIMCO Capital, will receive syndication fees projected at $1,500,000, subject to change based upon the market for such credits at the time of sale, related to the organization of the syndication fund and the acquisition of the Property as a result of the transaction
     Given this affiliation, and inasmuch as the proposed Sale may enable substantial fees to be paid and benefits to accrue to Aimco and its affiliates, the General Partner has a substantial conflict of interest with respect to

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the Sale. As a result, the General Partner does not make any recommendation as to whether or not the Limited Partners should consent to the Amendment or the Sale. The Limited Partners will have to make their own evaluation as to whether or not they should consent to the Amendment or the Sale, based upon a number of factors, including without limitation their financial position, their need or desire for liquidity, other financial opportunities available to them, and their tax position and the tax consequences to them of a sale of the Property.
     The terms and conditions of the proposed Sale, as described in this Consent Solicitation Statement, were determined without arms-length negotiations. The terms of the Sale could differ if they were subject to independent third party negotiations. An arms-length sale of the Property through a licensed real estate broker might result in greater proceeds to the Limited Partners than are estimated to be distributed in the proposed Sale. The purchase price for the Property, however, is equal to the “as is” appraised market value of the fee simple interest in the Property as of December 21, 2005, and the Local Partnership will not be required to pay a brokerage commission with respect to the proposed sale.
     Additionally, in negotiating the terms and conditions of the proposed Sale, no one separately represented the interests of the Limited Partners. The General Partner did not appoint, or ask the Limited Partners to appoint, an unaffiliated party to represent only their interests.
     The Partnership accrued administrative and reporting fees payable to the General Partner of approximately $21,000 and $29,000, respectively for the six months ended June 30, 2006 and 2005, and $68,000 and $86,000, respectively for the years ended December 31, 2005 and 2004. As of June 30, 2006, the Partnership owed approximately $218,000 to the General Partner for accrued administrative and reporting fees.
     During the six months ended June 30, 2006 and 2005 and the years ended December 31, 2005 and 2004, the General Partner advanced approximately $22,000, $20,000, $26,000 and $2,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (10.25% at June 30, 2006). Interest expense was approximately $2000, less than $1,000, $2,000 and less than $1,000 for the six months ended June 30, 2006 and 2005, and the years ended December 31, 2005 and 2004, respectively. At June 30, 2006, the total amount of advances and accrued interest is approximately $54,000.
     During the six months ended June 30, 2006 and 2005 and the years ended December 31, 2005 and 2004, there were no advances made by the General Partner to the local limited partnerships to fund partnership entity expenses, including expenses incurred relating to potential sales or refinancing under the Low Income Housing Preservation and Resident Homeownership Act of 1990 (LIHPRHA). The local limited partnerships made no repayments of advances to the General Partner during the years ended December 31, 2005 or 2004. At December 31, 2005, the balance owed to the General Partner by the local limited partnerships was approximately $40,000, including accrued interest of approximately $11,000. Interest on these advances is charged at a rate equal to the Chase Manhattan Bank prime interest rate plus 2% or 9.25% at December 31, 2005.
     The local limited partnerships accrued annual partnership administration fees payable to the General Partner of approximately $15,000 and $23,000 during the years ended December 31, 2005 and 2004, respectively. Payments of these fees are made to the General Partner from surplus cash available for distribution to partners pursuant to HUD regulations. No payments were made during the years ended December 31, 2005 and 2004. The accumulated fees owed to NHP are approximately $114,000 at December 31, 2005.
     An affiliate of the General Partner, NHP Management Company (“NHPMC”) is the project management agent for the project operated by one of the local limited partnerships for the years ended December 31, 2005 and 2004. NHPMC and other affiliates of NCHP earned approximately $165,000 and $112,000 from the local limited partnerships for management fees provided to the local limited partnerships during the years ended December 31, 2005 and 2004, respectively. During the years ended December 31, 2005 and 2004, one local limited partnership operated by an affiliate of the General Partner was charged a fee related to construction management services provided by Aimco and its affiliates. This fee is payable from surplus cash. This fee of approximately $3,000 and $7,000 for the years ended December 31, 2005 and 2004, respectively, has been capitalized as part of fixed assets for the respective local limited partnership.

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     Personnel working at the project sites, which are managed by NHPMC, are employees of NHPMC. The projects reimburse NHPMC for the actual salaries and related benefits of such employees. Total reimbursements earned for salaries and benefits for the years ended December 31, 2005 and 2004 were approximately $186,000 and $191,000, respectively.
     During the years ended December 31, 2005 and 2004, the General Partner was entitled to reimbursement of accountable administrative expenses of approximately $41,000 and $43,000, respectively, from one local limited partnership.
     A portion of the proceeds from the Sale, after payment of certain transaction costs but before distribution of any proceeds to the Limited Partners, will be used to repay a portion of the indebtedness of the Local Partnership and the Partnership owed to the General Partner and its affiliates, including the Acquisition Note, loans from partners, accrued fees and accrued interest thereon, estimated to be $3,971,202 in total as of May 31, 2006. This does not include the approximate $492,627 that will be disbursed to the Partnership instead of being paid to the holder of the Acquisition Note or the approximate $1,351,000 which is owed to the holder of the Acquisition Note, but will not be repaid because of the shortfall between the Local Partnership’s outstanding obligations and the Purchase Price.
     The General Partner generally is liable for all recourse debts and other liabilities of the Partnership. The Sale would reduce the General Partner’s liability for Partnership debt and liabilities that increase over time through the accrual of interest or otherwise and for liabilities and recourse debt that the Partnership may incur in the future.
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
     The following is a discussion of the material United States federal income tax consequences of the Sale of the Property and the distribution of the net proceeds of the Sale, and is based upon current United States federal tax law, which is subject to change, possibly with retroactive effect. This discussion does not address all aspects of United States federal income taxation that may be relevant in the particular circumstances of each Limited Partner or to Limited Partners subject to special treatment (including, but not limited to, corporations, foreign persons, limited partners subject to the alternative minimum tax, and tax exempt organizations) under the Code. In addition, this discussion does not address any state, local, or other tax consequences. However, it should be noted that a Limited Partner could be subject to income taxation by state, local, or other taxing authorities where the Property is located or where the Limited Partner resides. The Partnership also may be obligated to withhold taxes from income allocable to a Limited Partner or proceeds distributed to a Limited Partner. Taxes withheld may be creditable against the tax liability of a Limited Partner. The Limited Partners are urged to consult their tax advisors as to the specific tax consequences to them of the sale of the Property.
     Tax Consequences if the Property is Sold and the Net Proceeds are Distributed. If the Property is sold, the Local Partnership will recognize gain as a result of the sale. The amount of gain recognized by the Local Partnership will be equal to the excess of: (i) the sum of the cash and other property received in exchange for the Property plus the amount of liabilities assumed, or to which the Property is taken subject, by the Purchaser, over (ii) the Local Partnership’s adjusted basis in the Property. The gain recognized with respect to the Property will be allocated to the partners in the Local Partnership, including the Partnership, in accordance with the Local Partnership Agreement. Pursuant to the Partnership Agreement, this gain is to be allocated to the partners, including the Limited Partners. Although each Limited Partner’s circumstances are unique, as discussed herein, it is likely that the cash received by the Limited Partner will meet the tax liability resulting from the Sale and from the liquidation of the Local Partnership.
     Most of the gain recognized on the Sale is anticipated to qualify as long-term capital gain. Generally, special rates on long-term capital gain, “including unrecaptured section 1250 gain,” apply only to individuals, trusts, and estates. It is expected that much of such long-term capital gain from the Sale will be taxed as “unrecaptured section 1250” gain to the Partners. The maximum rate of tax at which “unrecaptured section 1250” may be taxed to individuals, trusts and estates is generally 25%. Other long-term capital gain generally is taxed to individuals, trusts and estates at a maximum rate of 15%. The Partnership is also expected to recognize cancellation of debt (“COD”)

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income, taxable as ordinary income. In general, under current law ordinary income is taxed at rates of up to 35%. In addition, to the extent that gain is attributable to the sale of personal property or unrealized receivables, it may be subject to income tax at income ordinary rates.
     The Partnership will also recognize gain or loss equal to the difference between: (i) the sum of the amount of cash (including a deemed distribution of cash equal to the Partnership’s share, under applicable tax principles, of the liabilities of the Local Partnership) and any other property distributed to the Partnership by the Local Partnership; and (ii) the Partnership’s adjusted basis in its interest in the Local Partnership after adjustment for its share of any gain or loss from operation of the Property and from the Sale. Gain or loss described in this paragraph generally will be capital gain or loss. The total amount of gain that will be allocated to the Limited Partners on a sale of the Property and liquidation of the Local Partnership is estimated to be $39 per Unit, assuming that the Sale was consummated on May 31, 2006.
     The foregoing estimates are based upon information currently available to the Partnership. There can be no assurance that these estimates will prove accurate.
     If a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit, such items may potentially be used to reduce any tax liability that arises with respect to the gain recognized as a result of the Sale. The determination of whether a Limited Partner possesses suspended tax losses, tax credits, or other items of tax benefit that may be used to reduce any gain resulting from the Sale will depend upon each Limited Partner’s individual circumstances. The Limited Partners are urged to consult with their tax advisors in this regard.
     Proceeds available for distribution to a Limited Partner from the Sale after repayment of the Partnership’s debts may be less than any tax liability resulting to the Limited Partner from the Sale and distributions or deemed distributions described above. Accordingly, a Limited Partner may and likely will be required to use funds from sources other than distributions from the Partnership in order to pay any tax liabilities that may arise as a result of the foregoing. Each Limited Partner is urged to consult his or her tax advisor regarding the specific tax consequences of the Sale and other transactions or deemed transactions described herein, including the application of federal, state, local, foreign and other tax laws.
SECURITY OWNERSHIP
     The following table sets forth certain information regarding the Units owned by each person or entity known by the Partnership to own beneficially or exercise voting or dispositive control over more than 5% of the Units as of August 31, 2006.

Name and Address of Beneficial Owner	Number of Units	Percent of Class
AIMCO Properties, L.P.	1,332.50	11.88%
4582 South Ulster St. Parkway, Suite 1100
Denver, Colorado 80237
CONSENTS REQUIRED
     The General Partner has set the close of business on                     , 2006 as the Record Date for the determination of the Limited Partners entitled to vote on the Amendment and the Sale. Only the Limited Partners of record as of the Record Date will be entitled to vote on the Amendment and the Sale.
     The Partnership Agreement requires the consent of the Limited Partners owning more than 50% of the total outstanding Units to approve each of the Amendment and the Sale, which constitutes the sale of all or substantially all of the assets of the Partnership. Affiliates of the General Partner currently own approximately 11.88% of the outstanding Units and will consent to both the Amendment and the Sale on the terms described in the attached Consent Solicitation Statement. Therefore, if the Limited Partners owning more than 38.13% of the outstanding

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Units consent in writing to the Amendment and the Sale, then each will be approved. Because the Partnership holds 99.00% of the partnership interests in the Local Partnership, a consent to the Amendment and the Sale as described herein, will permit the General Partner, on behalf of the Partnership, to approve the Sale as the owner of 99% of the partnership interest in the Local Partnership and ensure satisfaction of the requirement under the Local Partnership’s limited partnership agreement to obtain the approval of the partners holding more than 50% of the percentage interests in the Local Partnership for a sale of all or substantially all of its assets.
CONSENT FORMS
     LIMITED PARTNERS WHO DESIRE TO CONSENT TO THE AMENDMENT OR THE SALE SHOULD DO SO BY SIGNING, DATING AND DELIVERING THE CONSENT FORM INCLUDED WITH THIS CONSENT SOLICITATION STATEMENT TO THE SOLICITATION AGENT BY MAIL IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE, BY OVERNIGHT COURIER OR BY FACSIMILE AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ABOVE AND ON THE CONSENT FORM, ALL IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED IN THIS CONSENT SOLICITATION STATEMENT.
     All Consent Forms that are properly completed, signed and delivered to the Solicitation Agent prior to                     , 2006, the Expiration Date, and not properly revoked (see “Revocation of Consent” below) will be given effect in accordance with the specifications contained in the Consent Form. If a Consent Form is properly completed, signed, and delivered to the Solicitation Agent, the Limited Partner will be deemed to have consented, if none of the boxes marked “Consents,” “Withholds Consent,” or “Abstains” are marked.
     All Consent Forms must be executed in exactly the same manner as the name(s) in which ownership of the Units is registered. If the Units to which a Consent Form relates are held by two or more joint holders, all of those holders should sign the Consent Form. If a Consent Form is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the Consent Form evidence satisfactory to the Partnership of authority to execute the Consent Form.
     All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent Forms will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The General Partner reserves the right to reject any or all Consent Forms that are not in proper form. The General Partner also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Forms. Unless waived, all such defects or irregularities in connection with the delivery of Consent Forms must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms will not be deemed to have been made until any irregularities or defects contained in the Consent Forms have been cured or waived. The interpretations of the General Partner shall be conclusive and binding.
     The execution and delivery of a Consent Form will not affect a Limited Partner’s right to sell or transfer the Units. All Consent Forms received by the Solicitation Agent (and not properly revoked as described below) prior to the Expiration Date will be effective notwithstanding a record transfer of such Units subsequent to the Record Date. A person who acquires Units after the Record Date may not consent or revoke a consent previously delivered.
     Extension of Solicitation Period. The General Partner expressly reserves the right, in its discretion, at any time and from time to time, to extend the period of time during which Consent Forms may be submitted hereunder. Notice of any such extension will promptly be disseminated to the Limited Partners in a manner reasonably designed to inform the Limited Partners of such extension.
     Revocation of Consent. Any Limited Partner who has delivered a Consent Form to the Solicitation Agent may revoke the Consent Form by delivering to the Solicitation Agent a written notice of revocation prior to midnight, New York City time, on the Expiration Date. In order to be effective, a notice of revocation of the instructions set forth in a Consent Form must (i) contain the name of the person who delivered the Consent Form, (ii) be in a writing delivered to the Solicitation Agent stating that the prior Consent Form is revoked, (iii) be signed

23

by the Limited Partner in the same manner as the original signature on the Consent Form, and (iv) be received by the Solicitation Agent prior to midnight, New York City time, on the Expiration Date at one of its addresses or the fax number set forth on the Consent Form. A purported notice of revocation that lacks any of the required information, is dispatched to an improper address or facsimile number or is not received in a timely manner will not be effective to revoke the instructions set forth in a Consent Form previously given. A revocation of the instructions set forth in a Consent Form can only be accomplished in accordance with the foregoing procedures. A LIMITED PARTNER MAY NOT REVOKE THE INSTRUCTIONS SET FORTH IN THE CONSENT FORM AFTER MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
FEES AND EXPENSES
     Except as set forth in this Consent Solicitation Statement, the General Partner, the Partnership, the Local Partnership and the Purchaser will not pay any fees or commissions to any broker, dealer or other person in connection with the Amendment or the Sale. The General Partner has retained The Altman Group, Inc. to act as the Solicitation Agent in connection with the Amendment and the Sale. The Solicitation Agent may contact holders of Units by mail, e-mail, telephone, telex, telegraph and in person and may request brokers, dealers and other nominee limited partners to forward materials relating to the Amendment or the Sale to beneficial owners of the limited partnership interests. The Partnership will pay the Solicitation Agent reasonable and customary compensation for its services in connection with the Amendment and the Sale, plus reimbursement for out-of-pocket expenses, and will indemnify it against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws. The Partnership will also pay all costs and expenses of filing, printing and mailing the Consent Solicitation Statement and any related legal fees and expenses. The Local Partnership will not be responsible for paying any of the fees or expenses incurred by the Purchaser or the General Partner in connection with the Sale.
     The following is an itemized statement of the aggregate estimated expenses incurred and to be incurred in the Amendment and the Sale by the Partnership, as relates to the costs of this solicitation, and by the Local Partnership, as relates directly to the Sale:
     The Partnership:

Legal Fees	$25,000
Solicitation Agent	$1,000
Printing and Postage	$9,600
Tax and Accounting	$1,500

Total	$37,100

     The Local Partnership:

Legal Fees	$3,000
Title Insurance	$5,500
Escrow Fees	$350

Total	$8,850

GENERAL LEGAL MATTERS
     Except for HUD approvals and conditioning consummation of the Sale upon the receipt of the requested LIHTC’s as described herein, the General Partner is not aware of any licenses or regulatory permits that would be material to the business of the Partnership, taken as a whole, and that might be adversely affected by the Amendment and subsequent Sale, or any filings, approvals or other actions by or with any domestic or foreign

24

governmental authority or administrative or regulatory agency that would be required prior to the consummation of the Amendment and subsequent Sale. While there is no present intent to delay the consummation of the Sale, pending receipt of any such additional approval or the taking of any action, there can be no assurance that any such additional approval or action, if needed, would be obtained without substantial conditions or that adverse consequences might not result to the Partnership or its business, or that certain parts of its business might not have to be disposed of or other substantial conditions complied with in order to obtain such approval or action, any of which could cause the General Partner to elect to terminate the Purchase Agreement without consummating the transactions contemplated thereby.
     No provision has been made by the General Partner, the Partnership, the Purchaser, the Local Partnership or any of their respective affiliates at such party’s expense for the provision of counsel or appraisal services, other than the appraisal of the market value of the Property as described in this Consent Solicitation Statement.
GENERAL INFORMATION
     Aimco and the Partnership are subject to the informational requirements of the Exchange Act and are therefore required to file annual and quarterly reports, consent solicitation statements and other information with the SEC. The Limited Partners can inspect and copy reports and other information filed by any of the foregoing with the SEC at the SEC’s Public Reference Room at 100 F Street NE., Room 1580, Washington, D.C. 20549. The Limited Partners may also obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC also maintains an Internet site at http://www.sec.gov that contains reports and consent solicitation statements regarding issuers that file electronically with the SEC.
     The information contained in this Consent Solicitation Statement is accurate only as of the date hereof, and the General Partner undertakes no obligation to update any information contained in this statement after the date hereof. The General Partner has not authorized anyone else to provide the Limited Partners with information. The Limited Partners should not assume that the information in this Consent Solicitation Statement or any supplement is accurate as of any date other than the date on the front page of this Consent Solicitation Statement.
The signed Consent should be sent or delivered by each Limited Partner to the Solicitation Agent at the address or facsimile number set forth below:
THE ALTMAN GROUP, INC.
By Mail, Overnight Courier and Hand Delivery:
1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071

By Facsimile:	For Information please call:

(201) 460-0050	TOLL FREE (800) 217-9608

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ANNEX I
SUMMARY OF PURCHASE AND SALE AGREEMENT
     Purchase and Sale. The Partnership agreed to sell the Property to the Purchaser on the terms described below.
     Purchase Price and Deposit. The gross purchase price for the Property is $4,500,000.00 (the “Purchase Price”), to be paid as follows:
     (a) On                     , 2006 (the “Effective Date”), the Purchaser delivered to the Partnership a deposit (the “Initial Deposit”) of $100.00.
     (b) Provided that the Purchase Agreement has not been terminated, the Purchaser shall deliver an additional deposit of $9,900.00 (the “Second Deposit”; the Initial Deposit and the Second Deposit herein collectively called the “Deposit”) to the Partnership not later than five (5) days after the end of the Inspection Period.
     (c) At the consummation of the sale of the Property (the “Closing”), the balance of the Purchase Price must be paid by the Purchaser as of the Closing Date (as hereinafter defined).
     Inspections. Purchaser and its agents, contractors, engineers, surveyors, attorneys, and employees (collectively, “Consultants”) shall, during the period (“Inspection Period”) from the date Purchaser receives from Seller a fully executed counterpart of the Purchase Agreement to the date occurring 100 days thereafter, have the right to enter the Property to, among other things, conduct customary studies, tests, examinations, inquiries, and inspections, or investigations (collectively, the “Inspections”) concerning the Property. Purchaser shall have the right to terminate the Purchase Agreement and receive a refund of the Deposit by giving written notice to the Partnership not later than five (5) days after the end of the Inspection Period.
     Property Materials. Prior to the Closing Date, and to the extent in the Partnership’s possession or reasonable control, the Partnership agreed to make certain Property-related documents (the “Materials”), available for review by Purchaser.
     Property Contracts. Attached to the Purchase Agreement is a list of property contracts that Purchaser desires to terminate at the Closing (the “Terminated Contracts”). The effective date of such termination after Closing will be subject to the express terms of the Terminated Contracts (and, to the extent that the effective date of termination of any Terminated Contract is after the Closing Date, Purchaser will be deemed to have assumed all of the Partnership’s obligations under such Terminated Contract as of the Closing Date), (b) if any property contract cannot by its terms be terminated, it will be assumed by Purchaser, and (c) to the extent that any Terminated Contract requires payment of a penalty or premium for cancellation, Purchaser will be solely responsible for the payment of the cancellation fees or penalties. If any property contract to be assumed by Purchaser is assignable but requires the applicable vendor to consent to the assignment or assumption of the property contract, then, prior to the Closing, Purchaser will be responsible for obtaining from each applicable vendor a consent to the assignment of the property contract.
     Title. Title to the Property and Seller’s interest therein shall be good and marketable, and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for customary permitted exceptions and shall be insurable at ordinary rates by Stewart Title Guaranty Company (the “Title Company”) on the most recent standard American Land Title Association form (the “Title Policy”).
     Permitted Exceptions. The Deed delivered pursuant to the Purchase Agreement will be subject to customary permitted exceptions.
     Closing Date. The Closing will occur on December 30, 2006 or on such other earlier date as Buyer shall designate by at least ten (10) days’ prior written notice to the Partnership the parties may mutually agree in writing.
     Closing Prorations. All normal and customarily proratable items will be prorated as of the Closing Date.

     Closing Costs. The Partnership shall pay all recordation and documentary fees, stamps and taxes imposed on the deed, the base premium for the Title Policy and one-half of the customary closing costs of the Escrow Agent. Purchaser shall pay any premiums or fees with respect to the Title Policy in excess of the base premium for the Title Policy, and one-half of the customary closing costs of the Escrow Agent.
     Closing Documents. Each of the Partnership and the Purchaser must deliver closing documents customary for transactions of this kind at Closing.
     Partnership Representations and Warranties. The Partnership has made customary representations and warranties, and the representations and warranties of the Partnership will survive Closing for a period of six (6) months (the “Survival Period”). The Partnership has no liability after the Survival Period except to the extent that Purchaser has requested arbitration against the Partnership during the Survival Period for a misrepresentation. The Partnership’s liability for misrepresentations is capped at $50,000.00, and Purchaser cannot bring any related claim unless the claim for damage (either in the aggregate or as to any individual claim) by Purchaser exceeds $5,000.00.
     Purchaser Representations and Warranties. The Purchaser has made customary representations and warranties, and the representations and warranties of the Purchaser survive Closing for a period of six (6) months.
     Pre-Closing Operations. During the period of time from the Effective Date to the Closing Date, the Partnership shall manage, operate, maintain and repair the Property in the same manner as the Property has been managed, operated, maintained and repaired prior to the Effective Date.
     Purchaser’s Conditions to Closing. Purchaser’s obligation to close is subject to the fulfillment of the following conditions precedent:
     (a) Each of the Partnership’s representations and warranties must be true and correct as of the Closing Date; and
     (b) The Partnership must have performed each of the covenants, agreements and conditions to be performed by the Partnership prior to or as of the Closing Date.
     (c) Purchaser shall have obtained a “credit reservation letter” from the Texas Department of Housing and Community Affairs, stating that the acquisition and rehabilitation of the Property qualifies for annual low income housing tax credits under Section 42 of the Internal Revenue Code (the “Tax Credit Letter”). Purchaser shall have the right to terminate the Purchase Agreement if Purchaser does not receive the Tax Credit Letter on or before December 24, 2006.
     If any condition set forth in clause (a), or (b) is not met, Purchaser may (i) terminate Purchaser’s obligations under the Purchase Agreement and recover the Deposit, (ii) complete the Closing notwithstanding the unsatisfied condition, or (iii) adjourn the Closing to a date not later than thirty (30) days after the scheduled Closing Date, during which period the Partnership shall use its reasonable efforts to satisfy any unsatisfied conditions within the Partnership’s reasonable power to satisfy.
     Brokers. The Partnership and Purchaser have each represented and warranted to the other that they have not utilized the services of any other real estate broker, sales person or finder in connection with the Purchase Agreement, and each party agreed to indemnify, defend and hold harmless the other party from and against all losses relating to brokerage commissions and finder’s fees arising from or attributable to the acts or omissions of the indemnifying party.
     Purchaser Default. If Purchaser, without the right to do so and in default of its obligations under the Purchase Agreement, fails to complete Closing, or otherwise defaults under or breaches the Purchase Agreement, the Partnership shall have the right to retain the Deposit as liquidated damages.
     Partnership Default. If the Partnership, without the right to do so and in default of its obligations under the Purchase Agreement, fails to complete Closing or otherwise defaults under or breaches the Purchase Agreement, Purchaser shall have the right either (A) to be paid the Deposit, or (B) to specific performance and injunctive relief. Purchaser waives any right to any and all other remedies for the Partnership’s breach of the Purchase Agreement permitted by law or in equity against the Partnership or any of its affiliates, parent and subsidiary entities,

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successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, or agents, including any right to damages.
     Casualty. If the Property is damaged or destroyed by fire or other casualty prior to Closing, and the cost of repair is more than $250,000.00, then the Partnership must notify Purchaser in writing of such damage or destruction (the “Damage Notice”). Within thirty (30) days after Purchaser’s receipt of the Damage Notice, Purchaser may elect at its option to terminate the Purchase Agreement. If Purchaser fails to terminate the Purchase Agreement, (i) any deductibles and the net proceeds of any insurance with respect to the Property paid to the Partnership between the date of the Purchase Agreement and the Closing Date and not used by the Partnership for repairs to the Property in connection with such casualty shall be paid to Purchaser at the time of Closing, and (ii) all unpaid claims and rights in connection with losses to the Property shall be assigned to Purchaser at Closing without in any manner affecting the Purchase Price. If the Property is damaged or destroyed by fire or other casualty prior to the Closing, and the cost of repair is less than $250,000.00, the sale will be closed in accordance with the terms of the Purchase Agreement, and the Partnership will make such repairs to the extent of any recovery from insurance carried on the Property if they can be reasonably effected before the Closing. If the Partnership is unable to effect such repairs, then at Closing, Purchaser shall be paid (i) any deductibles and the net proceeds of any insurance with respect to the Property paid to the Partnership between the date of the Purchase Agreement and the Closing Date and not used by the Partnership for repairs to the Property in connection with such casualty and (ii) all unpaid claims and rights in connection with losses to the Property shall be assigned to Purchaser at Closing without in any manner affecting the Purchase Price.
     Condemnation If at any time prior to the Closing Date, any pending or threatened condemnation or eminent domain proceeding in connection with the Property (a “Taking”) affects all or any part of the Property, if any proceeding for a Taking is commenced, or if written notice of the contemplated commencement of a Taking is given, the Partnership shall promptly give written notice (“Taking Notice”) thereof to Purchaser. Purchaser shall have the right, at its sole option, of terminating the Purchase Agreement by written notice to the Partnership within thirty (30) days after receipt by Purchaser of the Taking Notice. If Purchaser terminates the Purchase Agreement the Partnership shall pay the Deposit to Purchaser. If Purchase does not terminate the Purchase Agreement, the Purchase Price shall be reduced by the total amount of any awards or damages received by the Partnership and the Partnership shall, at Closing, be deemed to have assigned to Purchaser all of the Partnership’s right, title and interest in and to any awards or damages to which the Partnership may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.
     Assignability. Purchaser shall have the absolute right to assign the Partnership Agreement and its rights thereunder including, without limitation, to San Jose Preservation, L.P., a to be formed Texas limited partnership, and any assignee of Purchaser shall be entitled to exercise all of the rights and powers of Purchaser thereunder.
     Governing Law And Venue. The laws of the State in which the Property is located govern the validity, construction, enforcement, and interpretation of the Purchase Agreement. Subject to the dispute resolution procedures set forth in the Purchase Agreement, all claims, disputes and other matters in question arising out of or relating to the Purchase Agreement must be decided by proceedings instituted and litigated in a court of competent jurisdiction in that state, and the parties expressly consented to the venue and jurisdiction of such court.
     Amendments. The Purchase Agreement cannot be amended, altered, changed, modified, supplemented or rescinded in any manner except by a written contract executed by all of the parties.
     No Personal Liability of Officers, Trustees or Directors of The Partnership’s Partners. Purchaser agreed that none of the Partnership, its affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, and agents shall have any personal liability under the Purchase Agreement or any document executed in connection with the transactions contemplated by the Purchase Agreement.
     Consent Agreement. The Purchase Agreement requires that using reasonable and customary efforts, the Partnership shall (i) perform any testing (the “Testing”) required at the Property with respect to lead-based paint in accordance with the requirements of the Consent Agreement (the “Consent Agreement”) by and among the United

3

States Environmental Protection Agency, the United States Department of Housing and Urban Development, and Apartment Investment and Management Company (“AIMCO”), and (ii) if required under the Consent Agreement, as determined by the Partnership and its counsel in their sole and absolute discretion, remediate or abate (the “Remediation”) any lead-based paint condition at the Property prior to the Closing, using reasonable and customary efforts. In the event that the Partnership does not complete such Testing or Remediation, if any is required under the Consent Agreement, prior to the Closing, the Partnership shall initiate, continue or complete such Testing or Remediation, if any is required under the Consent Agreement, promptly after Closing. Purchaser has agreed to provide the Partnership with full and unimpeded access to the Property, including, without limitation, access to all units located thereon, for the purposes of completing such Testing or Remediation, if any is required under the Consent Agreement, and Purchaser shall fully cooperate with the Partnership regarding and allow the Partnership to perform such Testing or Remediation, if any is required under the Consent Agreement, as determined by the Partnership and its counsel in their sole and absolute discretion, including, without limitation, allowing any alterations to the Property, to comply with the Consent Agreement, until such time as such Testing or Remediation, if any is required under the Consent Agreement, has been completed. The Partnership shall provide 24 hours’ notice to Purchaser in the event that access to a unit is required to perform such Testing or Remediation, if any is required under the Consent Agreement; provided, however, the Partnership’s obligations under the Purchase Agreement after Closing shall be contingent on Purchaser’s compliance therewith, and the Partnership shall be relieved of all liability and obligations regarding such Testing or Remediation or otherwise under the Consent Agreement, if any is required under the Consent Agreement, as a result of any failure by Purchaser to comply with the Purchase Agreement. Purchaser acknowledges and agrees that (1) after Closing, the Purchaser and the Property shall be subject to the Consent Agreement and the provisions of the Purchase Agreement related thereto; (2) after Closing, Purchaser agrees to undertake the obligations required by the Consent Agreement; (3) that the Partnership will need necessary access to the Property to comply with the requirements of the Consent Agreement; (4) that Purchaser will provide such access to the Property after Closing so that the Partnership can comply with the requirements of the Consent Agreement; and (5) that Purchaser shall not be deemed to be a third party beneficiary to the Consent Agreement.

4

ANNEX II
OFFICERS AND DIRECTORS
     Neither the Local Partnership, the Partnership, nor the General Partner has directors, officers or significant employees of their own. The names and positions of the executive officers of Apartment Investment and Management Company (“Aimco”), and National Corporation for Housing Partnerships (“NCHP”), the sole general partner of your General Partner, are set forth below. The directors of Aimco are also set forth below. The two directors of AIMCO-GP are Terry Considine and Tom Herzog. The two directors of NCHP are Jeffrey W. Adler and David R. Robertson. Unless otherwise indicated, the business address of each executive officer and director is 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237. Each executive officer and director is a citizen of the United States of America.

Name (age)	Position

Terry Considine (59)	Chairman of the Board of Directors, Chief Executive Officer and President of Aimco

Jeffrey Adler (43)	Executive Vice President – Conventional Property Operations of Aimco; Director and Executive Vice President of NCHP

Harry G. Alcock (43)	Executive Vice President and Chief Investment Officer of Aimco; Executive Vice President of NCHP

Timothy Beaudin (47)	Executive Vice President and Chief Development Officer of Aimco, and NCHP

Miles Cortez (62)	Executive Vice President, General Counsel and Secretary of Aimco and NCHP

Patti K. Fielding (42)	Executive Vice President – Securities and Debt of Aimco and NCHP

Lance J. Graber (44)	Executive Vice President of Aimco and NCHP

Thomas M. Herzog (44)	Executive Vice President and Chief Financial Officer of Aimco and NCHP

Martha L. Long (47)	Senior Vice President of Aimco and NCHP

James G. Purvis (53)	Executive Vice President – Human Resources of Aimco and NCHP

David Robertson (40)	Executive Vice President of Aimco; Director President and Chief Executive Officer of NCHP

Robert Y. Walker, IV (40)	Executive Vice President and Chief Accounting Officer of Aimco and NCHP

Stephen B. Waters (44)	Vice President of Aimco and NCHP

James N. Bailey (59)	Director of Aimco

Richard S. Ellwood (74)	Director of Aimco

Name (age)	Position

J. Landis Martin (60)	Director of Aimco

Thomas L. Rhodes (66)	Director of Aimco

Michael A. Stein (56)	Director of Aimco

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Name	Principal Occupations for the Last Five Years

Terry Considine	Mr. Considine has been Chairman and Chief Executive Officer of Aimco since July 1994. Mr. Considine serves as Chairman of the Board of Directors of American Land Lease, Inc. another public real estate investment trust and successor to Asset Investors Corporation and Commercial Asset Investors, Inc. Mr. Considine devotes substantially all of his time to his responsibilities at Aimco.

Jeffrey Adler	Mr. Adler has been a Director and an Executive Vice President of Aimco since February 2004. Previously he served as Senior Vice President Risk Management of Aimco from January 2002 until November 2002, when he added the responsibility of Senior Vice President, Marketing. From 2000 to 2002, Mr. Adler was Vice President, Property/Casualty for Channelpoint, a software company.

Harry G. Alcock	Mr. Alcock was appointed Executive Vice President and Chief Investment Officer of Aimco in October 1999. Mr. Alcock has had responsibility for acquisition and financing activities of Aimco since 1994, serving as a Vice President from July 1996 to October 1997 and as a Senior Vice President from October 1997 to October 1999.

Timothy Beaudin	Mr. Beaudin was appointed Executive Vice President and Chief Development Officer of Aimco in October 2005. Prior to this time, beginning in 1995, Mr. Beaudin was with Catellus Development Corporation, a San Francisco, California-based real estate investment trust. During his last five years at Catellus, Mr. Beaudin served as executive vice president, with management responsibility for development, construction and asset management.

Miles Cortez	Mr. Cortez was appointed Executive Vice President, General Counsel and Secretary of Aimco in August 2001. Prior to this time, Mr. Cortez was the senior partner of Cortez Macaulay Bernhardt & Schuetze LLC, a Denver law firm, from December 1997 through September 2001. He served as president of the Colorado Bar Association from 1996 to 1997 and the Denver Bar Association from 1982 to 1983.

Patti K. Fielding	Ms. Fielding was appointed Executive Vice President — Securities and Debt of Aimco in February 2003 and Treasurer in January 2005. From January 2000 to February 2003, Ms. Fielding served as Senior Vice President — Securities and Debt. Ms. Fielding joined Aimco as a Vice President in February 1997.

Lance J. Graber	Mr. Graber was appointed Executive Vice President of Aimco in October 1999. Prior to this time, Mr. Graber was a Director at Credit Suisse First Boston from 1994 to May 1999.

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Name	Principal Occupations for the Last Five Years

Thomas M. Herzog	Mr. Herzog was appointed Executive Vice President of Aimco in July 2005 and Chief Financial Officer in November 2005. In January 2004, Mr. Herzog joined Aimco as Senior Vice President and Chief Accounting Officer. Prior to this time, Mr. Herzog was at GE Real Estate, serving as Chief Accounting Officer & Global Controller from April 2002 to January 2004 and as Chief Technical Advisor from March 2000 to April 2002. Prior to joining GE Real Estate, Mr. Herzog was at Deloitte & Touche LLP from 1990 until 2000.

Martha L. Long	Ms. Long has been with Aimco since October 1998 and served in various capacities. From 1998 to 2001, she served as Senior Vice President and Controller. During 2002 and 2003, she served as Senior Vice president of Continuous Improvement.

James G. Purvis	Mr. Purvis was appointed Executive Vice President — Human Resources of Aimco in February 2003. From October 2000 to February 2003, Mr. Purvis served as the Vice President of Human Resources at SomaLogic, Inc. a privately held biotechnology company in Boulder, Colorado. From July 1997 to October 2000, Mr. Purvis was the principal consultant for O(3)C Global Organization Solutions, a global human resources strategy and technology consulting company based in Colorado and London.

David Robertson	Mr. Robertson has been Executive Vice President of Aimco since February 2002. From 1991 to 1996, Mr. Robertson was a member of the investment-banking group at Smith Barney. Since February 1996, Mr. Robertson has been Chairman of Robeks Corporation, a privately held chain of specialty food stores.

Robert Y. Walker, IV	Mr. Walker was appointed Executive Vice President of Aimco in July 2006 and became the Chief Accounting Officer of Aimco in November 2005. From June 2002 until he joined Aimco, Mr. Walker served as senior vice president and chief financial officer at Miller Global Properties, LLC, a Denver-based private equity, real estate fund manager. From May 1997 to June 2002, Mr. Walker was employed by GE Capital Real Estate, serving as Global Controller from May 2000 to June 2002.

Stephen B. Waters	Mr. Waters was appointed Vice President of Aimco in April 2004. Mr. Waters previously served as a Director of Real Estate Accounting since joining Aimco in September 1999.

James N. Bailey	Mr. Bailey was first elected as a Director of Aimco in June 2000 and is currently Chairman of the Nominating and Corporate Governance Committee and a member of the Audit and Compensation and Human Resources Committees. Mr. Bailey co-founded Cambridge Associates, LLC, an investment consulting firm, in 1973 and currently serves as its Senior Managing Director and Treasurer. He is also a director of The Plymouth Rock Company, SRB Corporation, Inc., Direct Response Corporation and Homeowners Direct Company, all four of which are insurance companies. In addition, he is a director of Getty Images, Inc., a publicly held company. He has also been a member of a number of Harvard University alumni affairs committees, including, the Overseers Nominating Committee and The Harvard Endowment Committee. Mr. Bailey is a member of the Massachusetts Bar and the American Bar Associations.

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Name	Principal Occupations for the Last Five Years

Richard S. Ellwood	Mr. Ellwood was first elected as a Director of Aimco in July 1994. Mr. Ellwood is currently a member of the Audit, Compensation and Human Resources, and Nominating and Corporate Governance Committees. Mr. Ellwood was the founder and President of R.S. Ellwood & Co., Incorporated, which he operated as a real estate investment banking firm until December 31, 2004. Prior to forming his firm, Mr. Ellwood had 31 years experience on Wall Street as an investment banker, serving as: Managing Director and senior banker at Merrill Lynch Capital Markets from 1984 to 1987; Managing Director at Warburg Paribas Becker from 1978 to 1984; general partner and then Senior Vice President and a director at White, Weld & Co. from 1968 to 1978; and in various capacities at J.P. Morgan & Co. from 1955 to 1968. Mr. Ellwood currently serves as a director of Felcor Lodging Trust, Incorporated, a publicly held company. He also serves as a trustee of the Diocesan Investment Trust of the Episcopal Diocese of New Jersey and as a member of the diocesan audit committee.

J. Landis Martin	Mr. Martin was first elected as a Director of the Company in July 1994 and is currently Chairman of the Compensation and Human Resources Committee. Mr. Martin is a member of the Audit and Nominating and Corporate Governance Committees. Mr. Martin is also the Lead Independent Director of Aimco’s Board. Mr. Martin is the Founder and Managing Director of Platte River Ventures LLC, a private equity firm. In November 2005, Mr. Martin retired as Chairman and CEO of Titanium Metals Corporation, a publicly held integrated producer of titanium metals, where he served since January 1994. Mr. Martin served as President and CEO of NL Industries, Inc., a publicly held manufacturer of titanium dioxide chemicals, from 1987 to 2003. Mr. Martin is also a director of Halliburton Company, a publicly held provider of products and services to the energy industry and Crown Castle International Corporation, a publicly held wireless communications company.

Thomas L. Rhodes	Mr. Rhodes was first elected as a Director of Aimco in July 1994 and is currently a member of the Audit, Compensation and Human Resources, and Nominating and Corporate Governance Committees. Mr. Rhodes is Chairman of National Review magazine where he served as President since November 1992 and as a Director since 1988. From 1976 to 1992, he held various positions at Goldman, Sachs & Co., was elected a General Partner in 1986 and served as a General Partner from 1987 until November 1992. Mr. Rhodes is Chairman of the Board of Directors of The Lynde and Harry Bradley Foundation and Vice Chairman of American Land Lease, Inc., a publicly held real estate investment trust.

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Name	Principal Occupations for the Last Five Years

Michael A. Stein	Mr. Stein was first elected as a Director of Aimco in October 2004 and is currently the Chairman of the Audit Committee. Mr. Stein is a member of the Compensation and Human Resources and Nominating and Corporate Governance Committees. Mr. Stein is Senior Vice President and Chief Financial Officer of ICOS Corporation, a biotechnology company based in Bothell, Washington. He joined ICOS in January 2001. From October 1998 to September 2000, Mr. Stein was Executive Vice President and Chief Financial Officer of Nordstrom, Inc. From 1989 to September 1998, Mr. Stein served in various capacities with Marriott International, Inc., including Executive Vice President and Chief Financial Officer from 1993 to 1998. Prior to joining Marriott, Mr. Stein spent 18 years at Arthur Andersen LLP, where he was a partner and served as the head of the Commercial Group within the Washington, D.C. office. Mr. Stein serves on the Board of Directors of Getty Images, Inc., a publicly held company, and the Board of Trustees of the Fred Hutchinson Cancer Research Center.

6

ANNEX III
PARTNERSHIP’S 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 10-KSB
☑	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2005
☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period                      to
Commission file number 0-13465
NATIONAL HOUSING PARTNERSHIP REALTY FUND I
(Name of small business issuer in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	52-1358879 (I.R.S. Employer (Identification No.)
55 Beattie Place, PO Box 1089
Greenville, South Carolina 29602
(Address of principal executive offices)
(864) 239-1000
Issuer’s telephone number
Securities registered under Section 12(b) of the Exchange Act:
None
Securities registered under Section 12(g) of the Exchange Act:
11,269 Limited Partnership Interests
(Title of class)
Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act ☐
Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of the registrant’s knowledge in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☑
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) Yes ☐ No☑
State issuer’s revenues for its most recent fiscal year. None
State the aggregate market value of the voting partnership interests held by non-affiliates computed by reference to the price at which the partnership interests were sold, or the average bid and asked prices of such partnership interests as of December 31, 2005. No market exists for the limited partnership interests of the Registrant, and, therefore, no aggregate market value can be determined.
DOCUMENTS INCORPORATED BY REFERENCE
None

The matters discussed in this report contain certain forward-looking statements, including, without limitation, statements regarding future financial performance and the effect of government regulations. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including, without limitation: national and local economic conditions; the terms of governmental regulations that affect the Registrant and interpretations of those regulations; the competitive environment in which the Registrant operates; financing risks, including the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; real estate risks, including variations of real estate values and the general economic climate in local markets and competition for tenants in such markets; litigation, including costs associated with prosecuting and defending claims and any adverse outcomes, and possible environmental liabilities. Readers should carefully review the Registrant’s financial statements and the notes thereto, as well as the risk factors described in the documents the Registrant files from time to time with the Securities and Exchange Commission.
PART I
Item 1. Description of Business
National Housing Partnership Realty Fund I (A Maryland Limited Partnership) (the “Partnership” or the “Registrant”) was formed under the Maryland Revised Uniform Limited Partnership Act as of October 21, 1983. On May 25, 1984, the Partnership commenced offering 20,000 limited partnership interests, at a price of $1,000 per interest, through a public offering registered with the Securities and Exchange Commission (the “Offering”). The Offering was terminated on November 29, 1984, with subscriptions for 11,519 limited partnership interests.
On June 3, 1997, Apartment Investment and Management Company, a publicly traded real estate investment trust (“AIMCO” and, together with its subsidiaries and other controlled entities, the “AIMCO Group”), acquired all of the issued and outstanding capital stock of NHP Partners, Inc., a Delaware corporation (“NHP Partners”), and the AIMCO Group acquired all of the outstanding interests in NHP Partners Two Limited Partnership, a Delaware limited partnership (“NHP Partners Two”). NHP Partners owns all of the outstanding capital stock of the National Corporation for Housing Partnerships, a District of Columbia corporation (“NCHP”), which is the general partner of The National Housing Partnership, a District of Columbia limited partnership (“NHP” or the “General Partner”). Together, NCHP and NHP Partners Two own all of the outstanding partnership interests in NHP. NHP is the general partner of the Registrant. As a result of these transactions, the AIMCO Group acquired control of the general partner of the Registrant and, therefore, may be deemed to have acquired control of the Registrant.
The Partnership’s business is to hold limited partnership interests in two limited partnerships (“Local Limited Partnerships”), each of which owns and operates a multi-family rental housing property (“Properties”) which receives one or more forms of assistance from the Federal Government at December 31, 2005. The Partnership held an interest in one Local Limited Partnership whose interest was foreclosed upon during the year ended December 31, 2005. The Partnership held interests in seven other Local Limited Partnerships, six of which sold their properties and one whose interest was foreclosed upon prior to 2004.
The Partnership acquired interests in the Local Limited Partnerships from sellers who originally developed the Properties. In each instance, NHP is the general partner of the Local Limited Partnership and the Partnership is the principal limited partner. As a limited partner, the Partnership’s liability for obligations of the Local Limited Partnerships is limited to its investment, and the Partnership does not exercise control over the activities of the Local Limited Partnerships in accordance with the partnership agreements. See “Item 6. Management’s Discussion and Analysis or Plan of Operation” for information relating to the Partnership’s rights and obligations to make additional contributions or loans to Local Limited Partnerships.
     The Partnership’s investment objectives are to:
(1)	preserve and protect Partnership capital;

(2)	provide current tax benefits to Limited Partners to the extent permitted by law, including, but not limited to, deductions that Limited Partners may use to offset otherwise taxable income from other sources;

(3)	provide capital appreciation through increase in value of the Partnership’s investments, subject to considerations of capital preservation and tax planning; and

(4)	provide potential cash distributions from sales or refinancings of the Partnership’s investments and, on a limited basis, from operations.
The Partnership does not have any employees. Services are performed for the Partnership by the General Partner and agents retained by it.
The following is a schedule of the Properties owned by the Local Limited Partnerships in which the Partnership is a limited partner:
SCHEDULE OF PROPERTIES OWNED BY LOCAL LIMITED PARTNERSHIPS
IN WHICH NATIONAL HOUSING PARTNERSHIP REALTY FUND I HAS AN INVESTMENT

				Units
		Financed,		Authorized	Occupancy
		Insured		for Rental	Percentage
		and		Assistance	for the Years Ended
Property Name, Location	Number of	Subsidized		Under	December 31,
and Partnership Name	Units	Under		Section 8 (B)	2005	2004
San Jose	220	(A	)	215	99%	99%
San Antonio, Texas (San Jose Limited Partnership)
Talladega Downs	100	(A	)	100	100%	99%
Talladega, Alabama (Hurbell IV Limited Partnership)

(A)	The mortgage is insured by the Federal Housing Administration under the provisions of Section 236 of the National Housing Act.

(B)	Section 8 of Title II of the Housing and Community Development Act of 1974.
On October 31, 2005, the Partnership received notice that the holders of the deferred acquisition notes in default at Gates Mills I Limited Partnership had exercised their rights under the notes and had foreclosed upon NHP’s and the Partnership’s interests in Gates Mills I Limited Partnership. No gain or loss resulted from this transfer of interest, as the Partnership had no investment balance remaining in this Local Limited Partnership.

Ownership Percentages
The following table details the Partnership’s ownership percentages of the Local Limited Partnerships and the cost of acquisition of such ownership. All interests are limited partner interests. Also included is the total mortgage encumbrance on each property for each of the Local Limited Partnerships as of December 31, 2005.

	NHP Realty Fund I	Original Cost
	Percentage	of Ownership	Mortgage	Notes Payable and
Partnership	Interest	Interest	Notes	Accrued Interest (1)
		(in thousands)
San Jose L.P.	99%	$1,156	$1,062	$5,331
Hurbell IV L.P.	99%	372	683	1,883

(1)	See “Item 6. Management’s Discussion and Analysis or Plan of Operation” for further details.
Although each Local Limited Partnership in which the Partnership has invested owns an apartment complex which must compete with other apartment complexes for tenants, government mortgage interest and rent subsidies make it possible to rent units to eligible tenants at below market rates. In general, this insulates the Properties from market competition.
Regulation
General
Multifamily apartment properties are subject to various laws, ordinances and regulations, including regulations relating to recreational facilities such as swimming pools, activity centers and other common areas. Changes in laws increasing the potential liability for environmental conditions existing on properties or increasing the restrictions on discharges or other conditions, as well as changes in laws effecting development, construction and safety requirements, may result in significant unanticipated expenditures, which would adversely affect the Partnership’s cash flow from operating activities. In addition, future enactment of rent control or rent stabilization laws or other laws regulating multi-family housing may reduce rental revenue or increase operating costs in particular markets.
Regulation of Affordable Housing
The Federal Housing Administration (FHA) has contracted with both subsidized rental projects under Section 8 of Title II of the Housing and Community Development Act of 1974 to make housing assistance payments to the Local Limited Partnerships on behalf of qualified tenants. The terms of the agreements are one or five years with one year renewal options.
In 1997 and again in 1999, Congress enacted new ways to determine rent levels for properties receiving HUD’s rental assistance under Section 8 of the United States Housing Act of 1937 (“Section 8”) after the expiration of their original Section 8 contracts. This legislation affects 315 units, or 98% of the units in which the Partnership had invested at December 31, 2005. On October 27, 1997, the President signed into law the Multifamily Assisted Housing Reform and Affordability Act of 1997 (the “1997 Housing Act”). Under the 1997 Housing Act, certain properties assisted under expiring Section 8 contracts and which have been receiving rents deemed to be above comparable market levels for unassisted properties, and financed with HUD-insured mortgage loans, will have, upon the renewal or extension of Section 8 contracts, rents marked to market. This will be accomplished in various ways, the goal being to reduce Section 8 rents to comparable market levels, thereby reducing the federal Section 8 subsidy obligation, and (ideally) by simultaneously lowering, or eliminating, required debt service costs (and decreasing operating costs) as needed to ensure financial viability at the reduced rent levels. The program also incorporates a requirement to perform any repair or rehabilitation deemed necessary by depositing funds to cover the first twelve month’s work, and making sufficient monthly reserve deposits to ensure work required in succeeding years. In 1999, Congress enacted legislation (the “1999 Housing Act”) that expanded on and clarified the provisions of the 1997 Housing Act, including permitting properties whose Section 8 rents were below comparable market rents to increase their Section 8 rents to market.
The 1997 and 1999 Housing Acts (together, the “Housing Acts”) permit the retention of project based Section 8 contracts for most properties in rental markets with a limited supply of affordable housing or where the tenants are particularly vulnerable populations including the elderly, disabled or large families. In rental markets without a limited supply of affordable housing, the Housing Acts provide for phasing out project based subsidies, converting the assistance to tenant based assistance or vouchers. Under a tenant based system, rental vouchers would be issued to qualified tenants who then could elect to reside at properties of their choice, including the property in which they currently reside. Voucher rent levels are established by local housing authorities under guidelines set by HUD. While the Partnership does not expect the provisions of the Housing Acts to result in a significant number of tenants relocating from the properties owned by the Local Limited Partnerships, there can be no assurance that the legislation will not significantly and adversely affect the operations of the properties of the Local Limited Partnerships.
The following table indicates the year within which the Section 8 rent subsidy contracts expire:

		Subsidized Units	Subsidized Units
		Expiring as a	Expiring as a
	Number of	Percentage of Total	Percentage of
	Units	Subsidized Units	Total Units
2006	315	100%	98%

All of the units (315 in total) receiving rent subsidies from Section 8 have their contracts expiring during the year ending December 31, 2006. The Housing Acts provide for several options under which a Local Limited Partnership may elect, as appropriate, to renew its Section 8 contracts: (1) marking rents up to the comparable market rent, if current rents are below market; (2) renewing rents at the current level, if the level does not exceed comparable market rents, and receiving an operating cost adjustment factor (an “OCAF”) or a budget based rent increase, as long as the rents do not exceed comparable market rents; (3) marking rents down to comparable market rents; (4) marking their rents down to an “exception rent” level, when comparable market rents would be too low to permit continued operation of the property under the Section 8 program, even with full debt restructuring; or (5) opting out of the Section 8 program. For properties assisted by Section 8, but not subject to these provisions (including, but not limited to, properties which do not have underlying HUD insured mortgages, or which have been financed through certain state housing finance agency or bond-financed mortgage programs), rents will be continued at current levels, plus an OCAF or (in some instances) a budget based rent increase. In addition, properties can opt out of the Section 8 program only if very strict notice requirements have been met, including a requirement that HUD, the tenants, and the local governing body, be given twelve months notice of a Local Limited Partnership’s intention to opt out of the program prior to contract termination.

Each of the options requires an application to HUD, and, to a greater or lesser extent, the fulfillment of certain procedural submission requirements and financial requirements, which must be weighed in connection with the determination of which option to select.
The Section 8 requirements are separate from the requirements governing the underlying HUD-insured mortgage loans, and any other HUD, state or local requirements, all of which must be fulfilled, irrespective of the option chosen with regard to the continuation of Section 8 participation.
HUD Approval and Enforcement
The properties owned by the Local Limited Partnerships are subject to regulations by HUD. Under its regulations, HUD reserves the right to approve the owner and the manager of HUD-insured and HUD-assisted properties, as well as their “principals” (e.g. general partners, stockholders with 10% or greater interest, officers and directors) in connection with the acquisition of a property, participation in HUD programs or the award of a management contract. This approval process is commonly referred to as “2530 Clearance.” HUD monitors the performance of properties with HUD-insured mortgage loans. HUD also monitors compliance with applicable regulations, and takes performance and compliance into account in approving the acquisition of management of HUD-assisted properties.
Laws Benefiting Disabled Persons
Under the Americans with Disabilities Act of 1990, all places of public accommodations are required to meet certain Federal requirements related to access and use by disabled persons. These requirements became effective in 1992. A number of additional Federal, state and local laws may also require modifications to the Properties, or restrict certain further renovations of the Properties, with respect to access thereto by disabled persons. For example, the Fair Housing Amendments Act of 1988 requires apartment properties first occupied after March 13, 1990 to be accessible to the handicapped. Noncompliance with these laws could result in the imposition of fines or an award of damages to private litigants and also could result in an order to correct any non-complying feature, which could result in substantial capital expenditures. Although the General Partner believes that its properties are substantially in compliance with present requirements, the Partnership may incur unanticipated expenses to comply with these laws.
Environment
Various Federal, state and local laws subject property owners or operators to liability for the costs of removal or remediation of certain hazardous substances present on a property. Such laws often impart liability without regard to whether the owner or operator knew of, or was responsible for, the release of the hazardous substances. The presence of, or failure to properly remediate, hazardous substances may adversely affect occupancy at contaminated apartment communities and the Partnership’s ability to sell or borrow against contaminated properties. In addition to the costs associated with investigation and remediation actions brought by governmental agencies, the presence of hazardous wastes on a property could result in claims by private plaintiffs for personal injury, disease, disability or other infirmities. Various laws also impose liability for the cost of removal or remediation of hazardous or toxic substances at the disposal or treatment facility. Anyone who arranges for the disposal or treatment of hazardous or toxic substances is potentially liable under such laws. These laws often impose liability whether or not the person arranging for the disposal ever owned or operated the disposal facility. In connection with the ownership or operation of properties, the Partnership could potentially be liable for environmental liabilities or costs associated with its properties.

The General Partner believes that the properties owned by the Partnership through the ownership of limited partnership interests in Local Limited Partnerships are covered by adequate fire, flood and property insurance provided by reputable companies and with commercially reasonable deductibles and limits.
Item 2. Properties
See “Item 1. Description of Business” for the real estate owned by the Partnership through the ownership of limited partnership interests in Local Limited Partnerships.
Item 3. Legal Proceedings
The Partnership is unaware of any pending or outstanding litigation involving it or the underlying investment properties of the Local Limited Partnerships in which the Partnership invests that are not of a routine nature arising in the ordinary course of business.
Item 4. Submission of Matters to a Vote of Security Holders
No matters were submitted to a vote of the unit holders through the solicitation of proxies or otherwise during the quarter ended December 31, 2005.

PART II
Item 5. Market for the Registrant’s Partnership Interests and Related Partnership Matters
(a)	Interests in the Partnership were sold through a public offering. There is no established market for resale of Partnership interests nor is a market expected to develop in the near future. Accordingly, an investor may be unable to sell or otherwise dispose of his or her interest in the Partnership.

(b)	As of December 31, 2005, there were 933 registered holders of 11,269 limited partnership interests (in addition to 1133 Fifteenth Street Associates — See “Item 7. Financial Statements — Note 1”). In 2005 and 2004, the number of Limited Partnership Units decreased by 72 and 15 units, respectively, due to Limited Partners abandoning his or her units. In abandoning his or her Limited Partnership Unit(s), a Limited Partner relinquishes all rights, title and interest in the Partnership as of the date of abandonment.

(c)	There were no distributions made to the partners during the years ended December 31, 2005 or 2004.
Item 6. Management’s Discussion and Analysis or Plan of Operation
This item should be read in conjunction with the financial statements and other items contained elsewhere in this report.
Liquidity and Capital Resources
The Properties in which the Partnership has invested, through its investments in the Local Limited Partnerships, receive one or more forms of assistance from the Federal Government. As a result, the Local Limited Partnerships’ ability to transfer funds either to the Partnership or among themselves in the form of cash distributions, loans or advances is generally restricted by these government assistance programs. The General Partner monitors developments in the area of legal and regulatory compliance. For example, the Sarbanes-Oxley Act of 2002 mandates or suggests additional compliance measures with regard to governance, disclosure, audit and other areas. In light of these changes, the Partnership expects that it will incur higher expenses related to compliance.
As discussed in Note 2 to the financial statements included in “Item 7. Financial Statements”, San Jose and Hurbell IV Limited Partnerships both have notes which were executed by the respective Local Limited Partnerships with the seller as part of the acquisition of the property by the Local Limited Partnership. The notes are nonrecourse notes secured by both the Partnership’s and NHP’s interests in the Local Limited Partnerships and are subordinated to the respective mortgage notes on each property for as long as the mortgage notes are insured by HUD. Any payments due from project income are payable from surplus cash, as defined by the HUD Regulatory Agreement. Neither the Local Limited Partnership nor any partner thereof, present or future, assume any personal liability for the payment of the notes. The notes were due August 29, 1999 and November 9, 1999, respectively. Interest continues to be paid or accrued under the original terms of the respective agreements. Each note is in default and the noteholders have not exercised their rights under the notes, including the foreclosure on NHP’s and the Partnership’s interests in the Local Limited Partnerships. There can be no assurance as to when, or if, such holders may seek to exercise such rights. Continuation of the Local Limited Partnerships’ operations in their present form is dependent on its ability to extend the maturity date of their respective notes, or to repay or refinance their note. The financial statements do not include any adjustments which might result from the outcome of these uncertainties.
On October 31, 2005, the Partnership received notice that the holders of the deferred acquisition notes in default at Gates Mills I Limited Partnership had exercised their rights under the notes and had foreclosed upon NHP’s and the Partnership’s interests in Gates Mills I Limited Partnership. No gain or loss resulted from this transfer of interest, as the Partnership had no investment balance remaining in this Local Limited Partnership.
During the years ended December 31, 2005 and 2004, the Partnership made no advances for working capital purposes to any of the Local Limited Partnerships. There were no amounts owed to the Partnership for working capital advances to Local Limited Partnerships at December 31, 2005.
During the years ended December 31, 2005 and 2004, there were no advances made by the General Partner to the Local Limited Partnerships to fund partnership entity expenses, including expenses incurred relating to potential sales or refinancing under the Low Income Housing Preservation and Resident Homeownership Act of 1990 (LIHPRHA). There were no repayments of advances made to the General Partner by the Local Limited Partnerships during the years ended December 31, 2005 or 2004. At December 31, 2005, the balance owed to the General Partner by the Local Limited Partnerships was approximately $40,000, including accrued interest of approximately $11,000. Interest on these advances is charged at a rate equal to the Chase Manhattan Bank prime interest rate plus 2% or 9.25% at December 31, 2005.
The Local Limited Partnerships accrued annual partnership administration fees payable to the General Partner of approximately $15,000 and $23,000 during the years ended December 31, 2005 and 2004, respectively. Payments of these fees are made to the General Partner from surplus cash available for distribution to partners pursuant to HUD regulations. No payments were made during the years ended December 31, 2005 and 2004. The accumulated fees owed to NHP are approximately $114,000 at December 31, 2005.
Net cash used in operations for the year ended December 31, 2005 was approximately $25,000 compared to net cash used in operations of approximately $17,000 for the year ended December 31, 2004. The increase in cash used in operations was a result of an increase in the payment of operating expenses.
Distributions received in excess of investment in Local Limited Partnerships represent the Partnership’s proportionate share of the excess cash available for distribution from the Local Limited Partnerships. As a result of the use of the equity method of accounting for the Partnership’s investment in Local Limited Partnerships, investment carrying values for the two remaining Local Limited Partnerships have been reduced to zero. Cash distributions received are recorded in revenues as distributions received in excess of investment in Local Limited Partnerships for these partnerships. There were no distributions received from the Local Limited Partnerships during the years ended December 31, 2005 and 2004. The receipt of distributions in future years is dependent on the operations of the underlying properties of the Local Limited Partnerships and the sale or refinancing of the underlying properties.
The Partnership had cash and cash equivalents of approximately $1,000 at December 31, 2005 as compared to cash and cash equivalents of less than $1,000 at December 31, 2004. The ability of the Partnership to meet its on-going cash requirements, in excess of cash on hand at December 31, 2005, is dependent on distributions from recurring operations received from the Local Limited Partnerships and proceeds from the sales or refinancings of the underlying properties. The Partnership’s only other form of liquidity is from General Partner loans. The General Partner will evaluate lending the

Partnership additional funds as such funds are needed, but is in no way legally obligated to make such loans.
During the years ended December 31, 2005 and 2004, the General Partner advanced approximately $26,000 and $2,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (9.25% at December 31, 2005). Interest expense was approximately $2,000 and less than $1,000 for the years ended December 31, 2005 and 2004, respectively. At December 31, 2005, the total amount of advances and accrued interest is approximately $30,000.
As of December 31, 2005, the Partnership owed the General Partner approximately $197,000, for administrative and reporting services performed. There is no guarantee that the Local Limited Partnerships will generate future surplus cash sufficient to distribute to the Partnership in amounts adequate to repay administrative and reporting fees owed; rather, the payment of the unpaid administrative and reporting fees will most likely result from the sale or refinancing of the underlying properties of the Local Limited Partnerships, rather than through recurring operations.
Results of Operations
At December 31, 2005 the Partnership holds an interest in two Local Limited Partnerships, which operate two rental housing properties. Due to the use of the equity method of accounting as discussed in “Note 1 – Summary of Partnership Organization and Significant Accounting Policies” to the financial statements included in “Item 7. Financial Statements”, to the extent the Partnership still has a carrying basis in a respective Local Limited Partnership, results of operations will be impacted by the Partnership’s share of the profits or losses of the Local Limited Partnerships. The two remaining investment balances in the Local Limited Partnerships have been reduced to zero. As a result, the Partnership’s operations are no longer being affected by its share of the Local Limited Partnership’s operations.
The Partnership realized a net loss of approximately $93,000 for the year ended December 31, 2005, compared to a net loss of approximately $107,000 for the year ended December 31, 2004. Net loss per unit of other limited partnership interest decreased to $8.02 from $9.25 for the units outstanding at December 31, 2005 and 2004, respectively. The decrease in net loss was primarily due to a decrease in administrative and reporting fees.
The Partnership did not recognize approximately $82,000 of its allocated share of losses from the two Local Limited Partnerships for the year ended December 31, 2005, as the Partnership’s net carrying basis in these partnerships was reduced to zero in a prior year (see “Note 2” to the Partnership’s financial statements included in “Item 7. Financial Statements”). The Partnership did not recognize approximately $321,000 of its allocated share of losses from two Local Limited Partnerships and approximately $51,000 of its allocated share of profits from one Local Limited Partnership for the year ended December 31, 2004, as the Partnership’s net carrying basis in these partnerships was reduced to zero in a prior year. The losses not recognized during 2004 include the operations of Gates Mills I Limited Partnership, whose interest the Partnership lost to foreclosure during 2005 (as discussed above).
FASB Interpretation No. 46
As of December 31, 2004, the Partnership adopted FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (or “FIN 46”) and applied its requirements to all Local Limited Partnerships in which the Partnership held a variable interest. FIN 46 addresses the consolidation by business enterprises of variable interest entities. Generally, a variable interest entity, or VIE, is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group the holders of the equity investment at risk lack (i) the ability to make decisions about an entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that are not proportional to their economic interests and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights. FIN 46 requires a VIE to be consolidated in the financial statements of the entity that is determined to be the primary beneficiary of the VIE.
Upon adoption of FIN 46, the Partnership determined that its three Local Limited Partnerships in which it held investments were not VIEs. During the year ended December 31, 2005, one Local Limited Partnership previously determined to be a VIE was lost by the Partnership to foreclosure. During the year ended December 31, 2005, the Partnership reconsidered its initial determination of the two remaining Local Limited Partnerships for VIE status. As a result, the Partnership determined it held variable interests in its two Local Limited Partnerships; however, the Partnership was not the primary beneficiary. Those two Local Limited Partnerships are directly engaged in the ownership and management of two apartment properties with a total of 320 units. The Partnership is involved with those VIEs as a non-controlling limited partner equity holder. The Partnership’s maximum exposure to loss as a result of its involvement with the unconsolidated VIEs is limited to the Partnership’s recorded investments in and receivables from these VIEs, which were zero at December 31, 2005. The Partnership may be subject to additional losses to the extent of any financial support that the Partnership voluntarily provides in the future.

Item 7. Financial Statements
NATIONAL HOUSING PARTNERSHIP REALTY FUND I
LIST OF FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
Balance Sheet — December 31, 2005
Statements of Operations — Years ended December 31, 2005 and 2004
Statements of Changes in Partners’ (Deficiency) Capital — Years ended December 31, 2005 and 2004
Statements of Cash Flows — Years ended December 31, 2005 and 2004
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
To The Partners of
National Housing Partnership Realty Fund I
We have audited the accompanying balance sheet of National Housing Partnership Realty Fund I (the “Partnership”) as of December 31, 2005, and the related statements of operations, partners’ (deficiency) capital, and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of San Jose Limited Partnership or Hurbell IV Limited Partnership (investees of the Partnership) for the years ended December 31, 2005 and 2004. We did not audit the financial statements of Gates Mills I Limited Partnership (investee of the Partnership) for the year ended December 31, 2004. The financial statements of these investees have been audited by other auditors whose reports have been furnished to us; insofar as our opinion on the financial statements relates to amounts included for these investees, it is based solely on their reports.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.
In our opinion, based upon our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of National Housing Partnership Realty Fund I at December 31, 2005, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.
As discussed in Note 6 to the financial statements, the due dates of the Local Limited Partnerships’ notes payable have expired, and therefore, the notes are in default. Continuation of the Partnership’s operations in its present form is dependent on the Local Limited Partnerships’ ability to extend the maturity dates of the notes or repay or refinance the notes. These conditions raise substantial doubt about the Local Limited Partnerships’ and the Partnership’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
/s/ Ernst & Young LLP
Indianapolis, Indiana
March 27, 2006

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
BALANCE SHEET
December 31, 2005
(in thousands, except unit data)

ASSETS
Cash and cash equivalents	$1
Receivables	3
Investments in and advances to Local Limited Partnerships (Note 2)	—

$4

LIABILITIES AND PARTNERS’ DEFICIT
Liabilities
Administrative and reporting fees payable to General Partner (Note 3)	$197
Due to General Partner (Note 3)	30
Other accrued expenses	5

232

Partners’ deficit
General Partner — The National Housing Partnership (NHP)	(91)
Original Limited Partner — 1133 Fifteenth Street Associates	(96)
Other Limited Partners — 11,269 investment units	(41)

(228)

$4

See Accompanying Notes to Financial Statements

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
STATEMENTS OF OPERATIONS
(in thousands, except per unit data)

	Years Ended December 31,
	2005	2004
Revenues	$—	$—

Expenses
Administrative and reporting fees to General Partner (Note 3)	68	86
Interest expense	2	—
Other operating expenses	23	21

	93	107

Net loss (Note 4)	$(93)	$(107)

Allocation of net loss
General Partner – NHP	$(1)	$(1)
Original Limited Partner - 1133 Fifteenth Street Associates	(1)	(1)
Other Limited Partners	(91)	(105)

	(93)	(107)

Net loss per Other Limited Partnership interest (Note 7)	$(8.02)	$(9.25)

See Accompanying Notes to Financial Statements

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
STATEMENTS OF CHANGES IN PARTNERS’ (DEFICIENCY) CAPITAL
(in thousands, except unit data)

	The National	1133
	Housing	Fifteenth	Other
	Partnership	Street	Limited
	(NHP)	Associates	Partners	Total
(Deficiency) capital at January 1, 2004	$(89)	$(94)	$155	$(28)
Net loss for the year ended December 31, 2004	(1)	(1)	(105)	(107)

(Deficiency) capital at December 31, 2004	(90)	(95)	50	(135)
Net loss for the year ended December 31, 2005	(1)	(1)	(91)	(93)

Deficit at December 31, 2005	$(91)	$(96)	$(41)	$(228)

Percentage interest at December 31, 2005 and 2004	1%	1%	98%	100%

	(A )	(B )	(C )

(A)	General Partner

(B)	Original Limited Partner

(C)	Consists of 11,269 investment units at December 31, 2005 and 11,341 investment units at December 31, 2004. During 2005 and 2004, 72 and 15 units were abandoned, respectively (see Note 7).
See Accompanying Notes to Financial Statements

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2005	2004
Cash flows used in operating activities:
Operating expenses paid	$(25)	$(17)

Cash flows provided by financing activities:
Advances from General Partner	26	2

Net increase (decrease) in cash and cash equivalents	1	(15)

Cash and cash equivalents, beginning of year	—	15

Cash and cash equivalents, end of year	$1	$—

Reconciliation of net loss to net cash used in operating activities:

Net loss	$(93)	$(107)

Adjustments to reconcile net loss to net cash used in operating activities:
Increase in receivables	(3)	—
Increase in administrative and reporting fees payable to General Partner	68	86
Increase in due to General Partner	2	—
Increase in accrued expenses	1	4

Total adjustments	68	90

Net cash used in operating activities	$(25)	$(17)

See Accompanying Notes to Financial Statements

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
1.	SUMMARY OF PARTNERSHIP ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization
National Housing Partnership Realty Fund I (the “Partnership” or the “Registrant”) is a limited partnership organized under the laws of the State of Maryland under the Maryland Revised Uniform Limited Partnership Act on October 21, 1983. The Partnership was formed for the purpose of raising capital by offering and selling limited partnership interests and then investing in limited partnerships (“Local Limited Partnerships”), each of which owns and operates an existing rental housing project which is financed and/or operated with one or more forms of rental assistance or financial assistance from the U.S. Department of Housing and Urban Development (HUD). On May 25, 1984, inception of operations, the Partnership began raising capital and acquiring interests in Local Limited Partnerships.
The General Partner (as defined below) was authorized to raise capital for the Partnership by offering and selling not more than 20,000 limited partnership interests at a price of $1,000 per interest. During 1984, the sale of interests was closed after the sale of 11,519 interests to limited partners.
During 1984, the Partnership acquired limited partnership interests of 99% in nine Local Limited Partnerships and 98% in one Local Limited Partnership. Each Local Limited Partnership was organized to acquire and operate an existing rental housing project. During the year ended December 31, 2005 the Partnership’s interest in Gates Mills I Limited Partnership was foreclosed upon. The Partnership continues to own a 99% interest in two Local Limited Partnerships.
On June 3, 1997, Apartment Investment and Management Company, a publicly traded real estate investment trust (“AIMCO” and, together with its subsidiaries and other controlled entities, the “AIMCO Group”), acquired all of the issued and outstanding capital stock of NHP Partners, Inc., a Delaware corporation (“NHP Partners”), and the AIMCO Group acquired all of the outstanding interests in NHP Partners Two Limited Partnership, a Delaware limited partnership (“NHP Partners Two”). NHP Partners owns all of the outstanding capital stock of the National Corporation for Housing Partnerships, a District of Columbia corporation (“NCHP”), which is the general partner of The National Housing Partnership, a District of Columbia limited partnership (“NHP” or the “General Partner”). Together, NCHP and NHP Partners Two own all of the outstanding partnership interests in NHP. NHP is the general partner of the Registrant. As a result of these transactions, the AIMCO Group has acquired control of the general partner of the Registrant and, therefore, may be deemed to have acquired control of the Registrant.
The Original Limited Partner of the Partnership is 1133 Fifteenth Street Associates, whose limited partners were key employees of NCHP at the time the Partnership was formed and whose general partner is NHP.
Significant Accounting Policies
The financial statements of the Partnership are prepared on the accrual basis of accounting. Direct costs of acquisition, including acquisition fees and reimbursable acquisition expenses paid to the General Partner, have been

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
1.	SUMMARY OF PARTNERSHIP ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
capitalized as investments in the Local Limited Partnerships. Other fees and expenditures of the Partnership are recognized as expenses in the period the related services are performed.
Investments in Local Limited Partnerships are accounted for using the equity method and thus are carried at cost plus the Partnership’s share of the Local Limited Partnerships’ profits less the Partnership’s share of the Local Limited Partnerships’ losses and distributions (see Note 2). An investment account is maintained for each of the limited partnership investments and losses are not recognized once an investment account has decreased to zero. Cash distributions are limited by the Regulatory Agreements between the Local Limited Partnerships and HUD to the extent of surplus cash as defined by HUD. Undistributed amounts are cumulative and may be distributed in subsequent years if future operations provide surplus cash in excess of current requirements. Distributions received from Local Limited Partnerships in which the Partnership’s investment account has decreased to zero are recorded as revenue in the year they are received. Advances to Local Limited Partnerships are included with Investments in Local Limited Partnerships to the extent that the advances are not temporary advances of working capital.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
For purposes of the Statements of Cash Flows, the Partnership considers all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.
Fair Value of Financial Instruments
Statement of Financial Accounting Standards (“SFAS”) No. 107, “Disclosures About Fair Value of Financial Instruments,” as amended by SFAS No. 119, “Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments”, requires disclosure of fair value information about significant financial instruments, when it is practicable to estimate that value and excessive costs would not be incurred. The Partnership believes that the carrying value of other assets and liabilities reported on the statement of financial position that require such disclosure approximates fair value.
Segment Reporting
SFAS No. 131, “Disclosure about Segments of an Enterprise and Related Information” established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. SFAS No. 131 also established standards for related disclosures about products and services, geographic areas, and major customers. As defined in SFAS No. 131, the Partnership has only one reportable segment.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
1.	SUMMARY OF PARTNERSHIP ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
FASB Interpretation No. 46
As of December 31, 2004, the Partnership adopted FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (or “FIN 46”) and applied its requirements to all Local Limited Partnerships in which the Partnership held a variable interest. FIN 46 addresses the consolidation by business enterprises of variable interest entities. Generally, a variable interest entity, or VIE, is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group the holders of the equity investment at risk lack (i) the ability to make decisions about an entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that are not proportional to their economic interests and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights. FIN 46 requires a VIE to be consolidated in the financial statements of the entity that is determined to be the primary beneficiary of the VIE.
Upon adoption of FIN 46, the Partnership determined that its three Local Limited Partnerships in which it held investments were not VIEs. During the year ended December 31, 2005, one Local Limited Partnership previously determined to be a VIE was lost by the Partnership to foreclosure. During the year ended December 31, 2005, the Partnership reconsidered its initial determination of the two remaining Local Limited Partnerships for VIE status. As a result, the Partnership determined it held variable interests in its two Local Limited Partnerships; however, the Partnership was not the primary beneficiary. Those two Local Limited Partnerships are directly engaged in the ownership and management of two apartment properties with a total of 320 units. The Partnership is involved with those VIEs as a non-controlling limited partner equity holder. The Partnership’s maximum exposure to loss as a result of its involvement with the unconsolidated VIEs is limited to the Partnership’s recorded investments in and receivables from these VIEs, which were zero at December 31, 2005. The Partnership may be subject to additional losses to the extent of any financial support that the Partnership voluntarily provides in the future.
Recent Accounting Pronouncement
In May 2005, the Financial Accounting Standards Board issued SFAS No. 154 “Accounting Changes and Error Corrections”, which replaces APB Opinion No. 20 and SFAS No. 3, and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, although early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date SFAS No. 154 was issued. The Partnership does not anticipate that the adoption of SFAS No. 154 will have a material effect on the Partnership’s financial condition or results of operations.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
2.	INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS
The Partnership owns 99% limited partnership interests in two Local Limited Partnerships: San Jose Limited Partnership and Hurbell IV Limited Partnership.
On October 31, 2005, the Partnership received notice that the holders of the deferred acquisition notes in default at Gates Mills I Limited Partnership had exercised their rights under the notes and had foreclosed upon NHP’s and the Partnership’s interests in Gates Mills I Limited Partnership. No gain or loss resulted from this transfer of interest, as the Partnership had no investment balance remaining in this Local Limited Partnership.
Since the Partnership, as a limited partner, does not exercise control over the activities of the Local Limited Partnerships in accordance with the partnership agreements, these investments are accounted for using the equity method. Thus, the investments are carried at cost plus the Partnership’s share of the Local Limited Partnerships’ profits less the Partnership’s share of the Local Limited Partnerships’ losses and distributions. However, since the Partnership is not legally liable for the obligations of the Local Limited Partnerships, or is not otherwise committed to provide additional support to them, it does not recognize losses once its investment in each of the individual Local Limited Partnerships, increased for its share of profits, reduced for its share of losses and cash distributions, reaches zero.
The Partnership did not recognize approximately $82,000 and $321,000 of losses from two Local Limited Partnerships during 2005 and 2004, respectively. The losses not recognized during 2004 include the operations of Gates Mills I Limited Partnership, whose interest the Partnership lost to foreclosure during 2005 (as discussed above). The Partnership did not recognize approximately $51,000 of profits from one Local Limited Partnership during 2004. As of December 31, 2005, the Partnership has not recognized approximately $4,082,000 of its allocated share of cumulative losses from the two Local Limited Partnerships in which its investment is zero.
Advances made by the Partnership to the individual Local Limited Partnerships are considered part of the Partnership’s investment in Local Limited Partnerships. When advances are made, they are charged to operations as a loss on investment in the Local Limited Partnership using previously unrecognized cumulative losses. As discussed above, due to the cumulative losses incurred by the Local Limited Partnerships, the aggregate balance of investments in and advances to Local Limited Partnerships has been reduced to zero at December 31, 2005 for two Local Limited Partnerships. To the extent these advances are repaid by the Local Limited Partnerships in the future, the repayments will be credited as distributions and repayments received in excess of investment in Local Limited Partnerships will be recognized as revenue. These advances remain due and payable to the Partnership. Interest is calculated at the Chase Manhattan prime rate plus 2% or 9.25% at December 31, 2005. Payment of principal and interest is contingent upon the Local Limited Partnerships having available surplus cash, as defined by HUD regulations, from operations or from refinancing or sale of the Local Limited Partnership properties.
During the years ended December 31, 2005 and 2004, the Partnership made no advances to the Local Limited Partnerships. There were no amounts owed to the Partnership for working capital advances to Local Limited Partnerships at December 31, 2005.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
2.	INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
Summaries of the combined balance sheet of the aforementioned Local Limited Partnerships as of December 31, 2005, and the combined results of operations for each of the two years in the period ended December 31, 2005, are as follows (2005 and 2004 amounts exclude the operations of Gates Mills I Limited Partnership, for which the Partnership lost its investment in 2005):
CONDENSED COMBINED BALANCE SHEET
OF THE LOCAL LIMITED PARTNERSHIPS
(in thousands)

December 31, 2005
Assets:
Land	$614
Buildings and improvements, net of accumulated depreciation of approximately $4,692	3,240
Other assets	1,296

$5,150

Liabilities and Partners’ Deficit:
Liabilities:
Mortgage notes payable	$1,745
Notes payable	2,347
Accrued interest on notes payable	4,867
Other liabilities	538

9,497

Partners’ Deficit:
National Housing Partnership Realty Fund I	(4,190)
Other partners	(157)

(4,347)

$5,150

CONDENSED COMBINED RESULTS OF OPERATIONS
OF THE LOCAL LIMITED PARTNERSHIPS
(in thousands)

	Years Ended December 31,
	2005	2004
Revenues:
Rental income	$1,815	$1,737
Other income	131	102

Total revenues	1,946	1,839

Expenses:
Operating expenses	1,431	1,237
Financial expenses	30	23
Interest on notes payable	231	229
Depreciation	337	329

Total expenses	2,029	1,818

(Loss) income from continuing operations	$(83)	$21

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
2.	INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
The combined financial statements of the Local Limited Partnerships are prepared on the accrual basis of accounting. Each Local Limited Partnership was formed during 1984 for the purpose of acquiring and operating a rental housing project originally organized under Section 236 of the National Housing Act. During the years ended December 31, 2005 and 2004 the projects received a total of approximately $1,380,000 and $1,695,000, respectively of rental assistance from HUD.
In 1997 and again in 1999, Congress enacted new ways to determine rent levels for properties receiving HUD’s rental assistance under Section 8 of the United States Housing Act of 1937 (“Section 8”) after the expiration of their original Section 8 contracts. This legislation affects 315 units, or 98% of the units in which the Partnership has invested at December 31, 2005. On October 27, 1997, the President signed into law the Multifamily Assisted Housing Reform and Affordability Act of 1997 (the “1997 Housing Act”). Under the 1997 Housing Act, certain properties assisted under expiring Section 8 contracts and which have been receiving rents deemed to be above comparable market levels for unassisted properties, and financed with HUD-insured mortgage loans, will have, upon the renewal or extension of Section 8 contracts, rents marked to market. This will be accomplished in various ways, the goal being to reduce Section 8 rents to comparable market levels, thereby reducing the federal Section 8 subsidy obligation, and (ideally) by simultaneously lowering, or eliminating, required debt service costs (and decreasing operating costs) as needed to ensure financial viability at the reduced rent levels. The program also incorporates a requirement to perform any repair or rehabilitation deemed necessary by depositing funds to cover the first twelve month’s work, and making sufficient monthly reserve deposits to ensure work required in succeeding years. In 1999, Congress enacted legislation (the “1999 Housing Act”) that expanded on and clarified the provisions of the 1997 Housing Act, including permitting properties whose Section 8 rents were below comparable market rents to increase their Section 8 rents to market.
The 1997 and 1999 Housing Acts (together, the “Housing Acts”) permit the retention of project based Section 8 contracts for most properties in rental markets with a limited supply of affordable housing or where the tenants are particularly vulnerable populations including the elderly, disabled or large families. In rental markets without a limited supply of affordable housing, the Housing Acts provide for phasing out project based subsidies, converting the assistance to tenant based assistance or vouchers. Under a tenant based system, rental vouchers would be issued to qualified tenants who then could elect to reside at properties of their choice, including the property in which they currently reside. Voucher rent levels are established by local housing authorities under guidelines set by HUD. While the Partnership does not expect the provisions of the Housing Acts to result in a significant number of tenants relocating from the properties owned by the Local Limited Partnerships, there can be no assurance that the legislation will not significantly and adversely affect the operations of the properties of the Local Limited Partnerships.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
2.	INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
The following table indicates the year within which the Section 8 rent subsidy contracts expire:

		Subsidized Units	Subsidized Units
		Expiring as a	Expiring as a
	Number of	Percentage of Total	Percentage of
	Units	Subsidized Units	Total Units
2006	315	100%	98%

All of the units (315 in total) receiving rent subsidies from Section 8 have their contracts expiring during the year ending December 31, 2006. The Housing Acts provide for several options under which a Local Limited Partnership may elect, as appropriate, to renew its Section 8 contracts: (1) marking rents up to the comparable market rent, if current rents are below market; (2) renewing rents at the current level, if the level does not exceed comparable market rents, and receiving an operating cost adjustment factor (an “OCAF”) or a budget based rent increase, as long as the rents do not exceed comparable market rents; (3) marking rents down to comparable market rents; (4) marking their rents down to an “exception rent” level, when comparable market rents would be too low to permit continued operation of the property under the Section 8 program, even with full debt restructuring; or (5) opting out of the Section 8 program. For properties assisted by Section 8, but not subject to these provisions (including, but not limited to, properties which do not have underlying HUD insured mortgages, or which have been financed through certain state housing finance agency or bond-financed mortgage programs), rents will be continued at current levels, plus an OCAF or (in some instances) a budget based rent increase. In addition, properties can opt out of the Section 8 program only if very strict notice requirements have been met, including a requirement that HUD, the tenants, and the local governing body, be given twelve months notice of a Local Limited Partnership’s intention to opt out of the program prior to contract termination.
Each of the options requires an application to HUD, and, to a greater or lesser extent, the fulfillment of certain procedural submission requirements and financial requirements, which must be weighed in connection with the determination of which option to select.
The Section 8 requirements are separate from the requirements governing the underlying HUD-insured mortgage loans, and any other HUD, state or local requirements, all of which must be fulfilled, irrespective of the option chosen with regard to the continuation of Section 8 participation.
Fixed assets are recorded on the basis of cost. Depreciation of the buildings and improvements and equipment is computed generally by the straight-line method over the estimated lives of the related assets.
The mortgage notes payable are insured by the Federal Housing Administration (FHA) and collateralized by first deeds of trust on the rental properties. The notes bear interest at rates ranging from 7% to 7.5% per annum. However, FHA makes subsidy payments directly to the mortgage lender reducing the monthly principal and interest payments of the project owner to an effective interest

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
2.	INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
rate of 1% over the forty-year term of the notes. The liability of the Local Limited Partnerships under the mortgage notes is limited to the underlying value of the real estate collateral plus other amounts deposited with the lenders.
Notes payable were executed by the Local Limited Partnerships with the former owners as part of the acquisition of the properties by the Local Limited Partnerships. These notes bear simple interest at rates of 9% or 10% per annum. The notes are nonrecourse notes secured by a security interest in all partnership interests in the respective Local Limited Partnership and are subordinated to the respective mortgage note for as long as the mortgage note is insured by HUD. Any payments due from project income are payable from the respective Local Limited Partnership’s surplus cash, as defined by the respective HUD Regulatory Agreement. The notes may be prepaid in whole or in part at any time without penalty. Neither the respective Local Limited Partnership nor any partner thereof, present or future, assumes any personal liability for the payment of these notes.
These notes matured as follows:

Local Partnership	Due Date		Note Amount	Accrued Interest
			(in thousands)
San Jose Limited Partnership	8/29/99	*	$1,699	$3,632
Hurbell IV Limited Partnership	11/9/99	*	648	1,235

Total Delinquent			$2,347	$4,867

*	Notes are in default.
3.	TRANSACTIONS WITH AFFILIATED PARTIES
The Partnership accrued administrative and reporting fees payable to the General Partner of approximately $68,000 and $86,000, respectively for the years ended December 31, 2005 and 2004. As of December 31, 2005, the Partnership owed approximately $197,000 to the General Partner for accrued administrative and reporting fees.
During the years ended December 31, 2005 and 2004, the General Partner advanced approximately $26,000 and $2,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (9.25% at December 31, 2005). Interest expense was approximately $2,000 and less than $1,000 for the years ended December 31, 2005 and 2004, respectively. At December 31, 2005, the total amount of advances and accrued interest is approximately $30,000 and is included in due to General Partner.
During the years ended December 31, 2005 and 2004, there were no advances made by the General Partner to the Local Limited Partnerships to fund partnership entity expenses, including expenses incurred relating to potential sales or refinancing under the Low Income Housing Preservation and Resident Homeownership Act of 1990 (LIHPRHA). There were no repayments of advances made to the General Partner by the Local Limited Partnerships during the years ended December 31, 2005 or 2004. At December 31, 2005, the balance owed to the General Partner by the Local Limited Partnerships was approximately $40,000,

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
3.	TRANSACTIONS WITH AFFILIATED PARTIES (continued)
including accrued interest of approximately $11,000. Interest on these advances is charged at a rate equal to the Chase Manhattan Bank prime interest rate plus 2% or 9.25% at December 31, 2005.
The Local Limited Partnerships accrued annual partnership administration fees payable to the General Partner of approximately $15,000 and $23,000 during the years ended December 31, 2005 and 2004, respectively. Payments of these fees are made to the General Partner from surplus cash available for distribution to partners pursuant to HUD regulations. No payments were made during the years ended December 31, 2005 and 2004. The accumulated fees owed to NHP are approximately $114,000 at December 31, 2005.
An affiliate of the General Partner, NHP Management Company (“NHPMC”) is the project management agent for the project operated by one of the Local Limited Partnerships for the years ended December 31, 2005 and 2004. NHPMC and other affiliates of NCHP earned approximately $165,000 and $112,000 from the Local Limited Partnership for management fees provided to the Local Limited Partnership during the years ended December 31, 2005 and 2004, respectively. During the years ended December 31, 2005 and 2004, one Local Limited Partnership operated by an affiliate of the General Partner was charged a fee related to construction management services provided by AIMCO and its affiliates. This fee is payable from surplus cash. This fee of approximately $3,000 and $7,000 for the years ended December 31, 2005 and 2004, respectively, has been capitalized as part of fixed assets for the respective Local Limited Partnership.
Personnel working at the project sites, which are managed by NHPMC, are employees of NHPMC. The projects reimburse NHPMC for the actual salaries and related benefits of such employees. Total reimbursements earned for salaries and benefits for the years ended December 31, 2005 and 2004 were approximately $186,000 and $191,000, respectively.
An affiliate of the local limited partner of Gates Mills I Limited Partnership provided management services for the property owned by the Local Limited Partnership. During the year ended December 31, 2004, the affiliate received approximately $77,000 for these services. Additionally, in 2004, approximately $15,000 was paid to this affiliate for accounting services.
During the years ended December 31, 2005 and 2004, the General Partner was entitled to reimbursement of accountable administrative expenses of approximately $41,000 and $43,000, respectively, from one Local Limited Partnership.
4.	INCOME TAXES
The Partnership is not taxed on its income. The partners are taxed in their individual capacities based upon their distributive share of the Partnership’s taxable income or loss and are allowed the benefits to be derived from off-setting their distributive share of the tax losses against taxable income from other sources subject to passive loss limitations. The taxable income or loss differs from amounts included in the statements of operations because different methods are used in determining the losses of

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
4.	INCOME TAXES (continued)
the Local Limited Partnerships as discussed below. The tax loss is allocated to the partner groups in accordance with Section 704(b) of the Internal Revenue Code and therefore is not necessarily proportionate to the interest percentage owned.
A reconciliation follows:

	Years Ended December 31,
	2005	2004
	(in thousands)
Net loss per financial statements	$(93)	$(107)
Gain on foreclosure of local partnership property	5,937	—
Other	69	(56)
Partnership’s share of local limited partnership’s income	326	417

Income per tax return	$6,239	$254

The following is a reconciliation between the Partnership’s reported amounts and the federal tax basis of net liabilities:

December 31, 2005
(in thousands)
Net liabilities as reported	$(228)
Add (deduct):
Investment in Partnerships	(1,475)
Other	400

Net deficit — federal tax basis	$(1,303)

5.	ALLOCATION OF RESULTS OF OPERATIONS, CASH DISTRIBUTIONS AND GAINS AND LOSSES FROM SALES OR REFINANCING
Cash received by the Partnership from the sale or refinancing of any underlying property of the Local Limited Partnerships, after payment of the applicable mortgage debt and the payment of all expenses related to the transaction is to be distributed in the following manner in accordance with Realty Fund I’s Partnership Agreement.
First, to the General Partner for any unrepaid loans to the Partnership and any unpaid fees (other than disposition and refinancing fees);
Second, to the establishment of any reserves which the General Partner deems reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership.
Third, to the Limited Partners until the Limited Partners have received a return of their capital contributions, after deduction for prior cash distributions from sales or refinancing, but without deduction for prior cash distributions from operations;

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
5.	ALLOCATION OF RESULTS OF OPERATIONS, CASH DISTRIBUTIONS AND GAINS AND LOSSES FROM SALES OR REFINANCING (continued)
Fourth, to the Limited Partners, until each Limited Partner has received an amount equal to a cumulative noncompounded 6% annual return on its capital contribution, after deduction of (a) an amount equal to 50% of the tax losses allocated to the Limited Partner and (b) prior cash distributions from operations and prior cash distributions from sales or refinancing;
Fifth, to the General Partner until the General Partner has received a return of its capital contribution, after deduction for prior cash distributions from sales or refinancing, but without deduction for prior cash distributions from operations;
Sixth, to the General Partner for disposition and refinancing fees, including prior disposition and refinancing fees which have been accrued but are unpaid;
Seventh, to the partners with positive capital accounts to bring such accounts to zero; and
Finally, 85% of the remaining sales proceeds to the Limited Partners and 15% to the General Partner.
Net income or loss from operations of the Partnership is allocated 98% to the Limited Partners, 1% to the General Partner and 1% to the Original Limited Partner. Cash distributions from operations, after payment of certain obligations including reimbursement on a cumulative basis of direct expenses incurred by the General Partner or its affiliate in managing the properties and payment of annual cumulative administrative and reporting fees, is distributed 98% to the Limited Partners, 1% to the General Partner and 1% to the Original Limited Partner.
Gain for federal income tax purposes realized in the event of dissolution of the Partnership or upon sale of interests in a Local Limited Partnership or underlying property will be allocated in the following manner:
First, to the Limited Partners in an amount up to the negative balances of the capital accounts of Limited Partners in the same proportion as each Limited Partner’s negative capital account bears to such aggregate negative capital accounts;
Second, to the General Partner in an amount up to the General Partner’s negative capital account, if any;
Third, to the Limited Partners up to the aggregate amount of capital contributions of the Limited Partners, after deduction for prior cash distributions from sales or refinancing, but without deduction for prior cash distributions from operations, in the same proportion that each Limited Partner’s capital contribution bears to the aggregate of all Limited Partners’ capital contributions;

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
5.	ALLOCATION OF RESULTS OF OPERATIONS, CASH DISTRIBUTIONS AND GAINS AND LOSSES FROM SALES OR REFINANCING (continued)
Fourth, to the Limited Partners, until each Limited Partner has been allocated an amount equal to a cumulative noncompounded 6% annual return on its capital contribution, after deduction of (a) an amount equal to 50% of the tax losses allocated to the Limited Partner and (b) prior cash distributions from operations and prior cash distributions from sales or refinancing;
Fifth, to the General Partner up to the aggregate amount of capital contributions made by the General Partner, after deduction for prior cash distributions from sales or refinancing, but without deduction for prior cash distributions from operations; and
Finally, 85% of the remaining gain to the Limited Partners and 15% to the General Partner.
Losses for federal income tax purposes realized in the event of dissolution of the Partnership or upon sale of interests in a Local Limited Partnership or underlying property will be allocated 85% to the Limited Partners and 15% to the General Partner.
6.	GOING CONCERN
The Local Limited Partnerships’ notes payable are past due, and therefore, the notes are in default (see Note 2). Continuation of the Local Limited Partnerships’ operations in their present form is dependent on their ability to extend the maturity date of these notes, or to repay or to refinance the notes. These conditions raise substantial doubt about their and the Partnership’s ability to continue as a going concern. The financial statements do not include any adjustments which might result from the outcome of these uncertainties.
7.	ABANDONMENT OF LIMITED PARTNERSHIP UNITS
During the years ended December 31, 2005 and 2004, the number of Limited Partnership Units decreased by 72 and 15 units, respectively, due to limited partners abandoning their units. In abandoning his or her Limited Partnership Unit(s), a limited partner relinquishes all right, title, and interest in the Partnership as of the date of abandonment. However, the limited partner is allocated his or her share of net income or loss for that year. The loss per Limited Partnership Unit in the accompanying statements of operations is calculated based on the number of units outstanding at the beginning of the year. The number of units outstanding was 11,341 and 11,356 at January 1, 2005 and 2004, respectively.
8.	CONTINGENCIES
The Partnership is unaware of any pending or outstanding litigation involving it or the underlying investment properties of the Local Limited Partnerships in which the Partnership invests that are not of a routine nature arising in the ordinary course of business.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
8.	CONTINGENCIES (continued)
On December 19, 2005, AIMCO announced that the Central Regional Office of the Securities and Exchange Commission (the “Commission”) has informed AIMCO that its investigation has been recommended for termination and no enforcement action has been recommended to the Commission regarding AIMCO.
9.	REAL ESTATE AND ACCUMULATED DEPRECIATION OF LOCAL LIMITED PARTNERSHIPS IN WHICH NHP REALTY FUND I HAS INVESTED

				Net Cost
				Capitalized
				(Removed)
		Initial Cost		Subsequent
		To Partnership		to Acquisition
		(in thousands)		(in thousands)
			Buildings
			and Related
			Personal		Carrying Cost
Description	Encumbrances	Land	Property	Improvements	Adjustments
San Jose Limited Partnership	(1)	$440	$4,728	$2,410	$—
Hurbell IV Limited Partnership	(1)	100	2,159	169	(1,460)

Totals		$540	$6,887	$2,579	$(1,460)

	Gross Amount At Which Carried
	At December 31, 2005
	(in thousands)
		Buildings
		And
		Related
		Personal		Accumulated	Date of	Date	Depreciable
Description	Land	Property	Total(2) (3)	Depreciation (3)	Construction	Acquired	Life
San Jose Limited Partnership	$513	$7,065	$7,578	$4,282	1970	9/84	5-50 yrs
Hurbell IV Limited Partnership	101	867	968	410	1974	11/84	5-30 yrs

Totals	$614	$7,932	$8,546	$4,692

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
A LIMITED PARTNERSHIP
NOTES TO FINANCIAL STATEMENTS
(Continued)
10.	REAL ESTATE AND ACCUMULATED DEPRECIATION OF LOCAL LIMITED PARTNERSHIPS IN WHICH NHP REALTY FUND I HAS INVESTED (continued)

(1)	Schedule of Encumbrances

		Notes
		Payable and
	Mortgage	Accrued
Partnership Name	Notes	Interest	Total
	(in thousands)
San Jose Limited Partnership	$1,062	$5,331	$6,393
Hurbell IV Limited Partnership	683	1,883	2,566

Total — December 31, 2005	$1,745	$7,214	$8,959

(2)	The unaudited aggregate cost of land for Federal income tax purposes is approximately $540,000 and the unaudited aggregate costs of buildings and improvements for Federal income tax purposes is approximately $9,468,000. The unaudited total of the above-mentioned items is approximately $10,008,000.

(3)	Reconciliation of real estate

	Years Ended December 31,
	2005	2004
	(in thousands)
Balance at beginning of year	$15,499	$15,297
Improvements	117	202
Foreclosure of Partnership interest	(7,070)	—

Balance at end of year	$8,546	$15,499

Reconciliation of accumulated depreciation

	Years Ended December 31,
	2005	2004
	(in thousands)
Balance at beginning of year	$7,300	$6,809
Depreciation expense	337	491
Foreclosure of Partnership interest	(2,945)	—

Balance at end of year	$4,692	$7,300

Item 8.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosures
None.
Item 8A.	Controls and Procedures
(a) Disclosure Controls and Procedures. The Partnership’s management, with the participation of the principal executive officer and principal financial officer of the General Partner, who are the equivalent of the Partnership’s principal executive officer and principal financial officer, respectively, has evaluated the effectiveness of the Partnership’s disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the end of the period covered by this report. Based on such evaluation, the principal executive officer and principal financial officer of the General Partner, who are the equivalent of the Partnership’s principal executive officer and principal financial officer, respectively, have concluded that, as of the end of such period, the Partnership’s disclosure controls and procedures are effective.
(b) Internal Control Over Financial Reporting. There have not been any changes in the Partnership’s internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fourth quarter of 2005 that have materially affected, or are reasonably likely to materially affect, the Partnership’s internal control over financial reporting.
Item 8B.	Other Information
None.

PART III
Item 9.	Directors and Executive Officers of the Registrant
The Partnership has no directors, executive officers or significant employees of its own.
The names, ages, business experience and involvement in legal proceedings of the directors and officers of National Corporation for Housing Partnerships (NCHP), the sole general partner of The National Housing Partnership, the sole general partner of the Partnership (the “General Partner”), and certain of its affiliates, are as follows:
Directors of NCHP
Three individuals comprise the Board of Directors of NCHP.

Jeffrey W. Adler	44	Director and Executive Vice President
David R. Robertson	40	Director, President and Chief Executive Officer
Jeffrey W. Adler has been a Director and an Executive Vice President of the General Partner since February 2004. Mr. Adler was appointed Executive Vice President, Conventional Property Operations of AIMCO in February 2004. Previously he served as Senior Vice President of Risk Management and Marketing of AIMCO from 2002 to 2004. Prior to joining AIMCO from 2000 to 2002, Mr. Adler was Vice President, Property/Casualty for Channelpoint, a software company.
David R. Robertson has been a Director and President and Chief Executive Officer of the General Partner since February 2004. Mr. Robertson has been an Executive Vice President of AIMCO since February 2002, and was appointed President and Chief Executive Officer of AIMCO Capital in October 2002. Mr. Robertson is responsible for property operations, asset management and transaction activities within AIMCO Capital’s portfolio of affordable properties, and for redevelopment and construction activities for both the conventional and affordable property portfolios. Since February 1996, Mr. Robertson had been Chairman and Chief Executive Officer of Robeks Corporation, a privately held chain of specialty food stores.
Officers
The current officers of NCHP and a description of their principal occupations in recent years are listed below.

Martha L. Long	46	Senior Vice President
Harry G. Alcock	43	Executive Vice President
Miles Cortez	62	Executive Vice President, General Counsel and Secretary
Patti K. Fielding	42	Executive Vice President
Thomas M. Herzog	43	Executive Vice President and Chief Financial Officer
Stephen B. Waters	44	Vice President

Jeffrey W. Adler		See “Directors of NCHP”.
David R. Robertson		See “Directors of NCHP”.

Martha L. Long has been a Senior Vice President of the General Partner since February 2004. Ms. Long has been with AIMCO since October 1998 and has served in various capacities. From 1998 to 2001, Ms. Long served as Senior Vice President and Controller of AIMCO and the General Partner. During 2002 and 2003, Ms. Long served as Senior Vice President of Continuous Improvement for AIMCO.
Harry G. Alcock was appointed as a Director of the General Partner in October 2004 and was appointed Executive Vice President of the General Partner in February 2004 and has been Executive Vice President and Chief Investment Officer of AIMCO since October 1999. Mr. Alcock has had responsibility for acquisition and financing activities of AIMCO since July 1994, serving as Vice President from July 1996 to October 1997 and as Senior Vice President from October 1997 to October 1999.
Miles Cortez was appointed Executive Vice President, General Counsel and Secretary of the General Partner in February 2004 and of AIMCO in August 2001. Prior to joining AIMCO, Mr. Cortez was the senior partner of Cortez Macaulay Bernhardt & Schuetze LLC, a Denver law firm, from December 1997 through September 2001.
Patti K. Fielding was appointed Executive Vice President — Securities and Debt of the General Partner in February 2004 and of AIMCO in February 2003. Ms. Fielding was appointed Treasurer of AIMCO in January 2005. Ms. Fielding is responsible for debt financing and the treasury department. Ms. Fielding previously served as Senior Vice President. Ms. Fielding joined AIMCO in February 1997 as a Vice President.
Thomas M. Herzog was appointed Chief Financial Officer of the General Partner and AIMCO in November 2005 and was appointed Executive Vice President of the General Partner and AIMCO in July 2005. In January 2004, Mr. Herzog joined AIMCO as Senior Vice President and Chief Accounting Officer and of the General Partner in February 2004. Prior to joining AIMCO in January 2004, Mr. Herzog was at GE Real Estate, serving as Chief Accounting Officer & Global Controller from April 2002 to January 2004 and as Chief Technical Advisor from March 2000 to April 2002. Prior to joining GE Real Estate, Mr. Herzog was at Deloitte & Touche LLP from 1990 to 2000.
Robert Y. Walker, IV was appointed Senior Vice President of the General Partner and AIMCO in August 2005 and became the Chief Accounting Officer of the General Partner and AIMCO in November 2005. From June 2002, until he joined AIMCO, Mr. Walker served as senior vice president and chief financial officer at Miller Global Properties, LLC, a Denver-based private equity, real estate fund manager. From May 1997 to June 2002, Mr. Walker was employed by GE Capital Real Estate, serving as global controller from May 2000 to June 2002.
Stephen B. Waters was appointed Vice President of the General Partner in April 2004. Mr. Waters previously served as a Director of Real Estate Accounting since joining AIMCO in September 1999. Mr. Waters has responsibility for partnership accounting with AIMCO.
There is no family relationship between any of the foregoing directors and officers.
The board of directors of the General Partner does not have a separate audit committee. As such, the board of directors of the General Partner fulfills the functions of an audit committee. The board of directors has determined that David R. Robertson meets the requirement of an “audit committee financial expert”.

The directors and officers of the General Partner with authority over the Partnership are all employees of subsidiaries of AIMCO. AIMCO has adopted a code of ethics that applies to such directors and officers that is posted on AIMCO’s website (www.AIMCO.com). AIMCO’s website is not incorporated by reference to this filing.
Item 10.	Executive Compensation
National Housing Partnership Realty Fund I has no directors or officers. No direct form of compensation or remuneration was paid by the Partnership to any director or officer of the General Partner. However, reimbursements and other payments have been made to the Partnership’s General Partner and its affiliates, as described in “Item 12. Certain Relationships and Related Transactions.”
Item 11.	Security Ownership of Certain Beneficial Owners and Management
1133 Fifteenth Street Associates, a Maryland Limited Partnership, whose general partner is NHP and whose limited partners were key employees of NCHP at the time the Partnership was formed, owns a 1% interest in the Partnership.
The following table sets forth certain information regarding limited partnership units of the Partnership owned by each person or entity as known by the Partnership to own beneficially or exercise voting or dispositive control over more than 5% of the Partnership’s limited partnership units as of December 31, 2005.

Name of Beneficial Owner	Number of Units	% of Class
AIMCO Properties, L.P.	1,332.50	11.82%
(an affiliate of the General Partner)
The business address of AIMCO Properties, L.P. is 4582 S. Ulster St. Parkway, Suite 1100, Denver, Colorado 80237.
Item 12.	Certain Relationships and Related Transactions
The Partnership accrued administrative and reporting fees payable to the General Partner of approximately $68,000 and $86,000, respectively for the years ended December 31, 2005 and 2004. As of December 31, 2005, the Partnership owed approximately $197,000 to the General Partner for accrued administrative and reporting fees.
During the years ended December 31, 2005 and 2004, the General Partner advanced approximately $26,000 and $2,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (9.25% at December 31, 2005). Interest expense was approximately $2,000 and less than $1,000 for the years ended December 31, 2005 and 2004, respectively. At December 31, 2005, the total amount of advances and accrued interest is approximately $30,000 and is included in due to General Partner on the balance sheet included in “Item 7. Financial Statements”.
During the years ended December 31, 2005 and 2004, there were no advances made by the General Partner to the Local Limited Partnerships to fund partnership entity expenses, including expenses incurred relating to potential sales or refinancing under the Low Income Housing Preservation and Resident Homeownership Act of 1990 (LIHPRHA). There were no repayments of advances made to the General Partner by the Local Limited Partnerships during the years ended December 31, 2005 or 2004. At December 31, 2005, the balance owed to the General Partner by the Local Limited Partnerships was approximately $40,000, including accrued interest of approximately $11,000. Interest on these advances is charged at a rate equal to the Chase Manhattan Bank prime interest rate plus 2% or 9.25% at December 31, 2005.
The Local Limited Partnerships accrued annual partnership administration fees payable to the General Partner of approximately $15,000 and $23,000 during the years ended December 31, 2005 and 2004, respectively. Payments of these fees are made to the General Partner from surplus cash available for distribution to partners pursuant to HUD regulations. No payments were made during the years ended December 31, 2005 and 2004. The accumulated fees owed to NHP are approximately $114,000 at December 31, 2005.
An affiliate of the General Partner, NHP Management Company (“NHPMC”) is the project management agent for the project operated by one of the Local Limited Partnerships for the years ended December 31, 2005 and 2004. NHPMC and other affiliates of NCHP earned approximately $165,000 and $112,000 from the Local Limited Partnership for management fees provided to the Local Limited Partnership during the years ended December 31, 2005 and 2004, respectively. During the years ended December 31, 2005 and 2004, one Local Limited Partnership operated by an affiliate of the General Partner was charged a fee related to construction management services provided by AIMCO and its affiliates. This fee is payable from surplus cash. This fee of approximately $3,000 and $7,000 for the years ended December 31, 2005 and 2004, respectively, has been capitalized as part of fixed assets for the respective Local Limited Partnership.
Personnel working at the project sites, which are managed by NHPMC, are employees of NHPMC. The projects reimburse NHPMC for the actual salaries and related benefits of such employees. Total reimbursements earned for salaries and benefits for the years ended December 31, 2005 and 2004 were approximately $186,000 and $191,000, respectively.
An affiliate of the local limited partner of Gates Mills I Limited Partnership provided management services for the property owned by the Local Limited Partnership. During the year ended December 31, 2004, the affiliate received approximately $77,000 for these services. Additionally, in 2004, approximately $15,000 was paid to this affiliate for accounting services.
During the years ended December 31, 2005 and 2004, the General Partner was entitled to reimbursement of accountable administrative expenses of approximately $41,000 and $43,000, respectively, from one Local Limited Partnership.

Item 13.	Exhibits
See Exhibit Index.
Item 14.	Principal Accountant Fees and Services
The General Partner has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Partnership for 2006. The aggregate fees billed for services rendered by Ernst & Young LLP for 2005 and 2004 are described below.
Audit Fees. Fees for audit services totaled approximately $17,000 and $16,000 for 2005 and 2004, respectively. Fees for audit services also include fees for the reviews of the Partnership’s Quarterly Reports on Form 10-QSB.
Tax Fees. Fees for tax services totaled approximately $4,000 and $3,000 for 2005 and 2004, respectively.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
INDEX OF EXHIBITS

31.1	Certification of equivalent of Chief Executive Officer pursuant to Securities Exchange Act Rules 13a-14(a)/15d-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of equivalent of Chief Financial Officer pursuant to Securities Exchange Act Rules 13a-14(a)/15d-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of equivalent of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Independent Auditors Report for Hurbell IV Limited Partnership – year ended December 31, 2005.

32.3	Independent Auditors Report for Hurbell IV Limited Partnership – year ended December 31, 2004.

32.4	Independent Auditors Report for San Jose Limited Partnership — year ended December 31, 2005.

32.5	Independent Auditors Report for San Jose Limited Partnership – year ended December 31, 2004.

32.6	Independent Auditors Report for Gates Mills I Limited Partnership – year ended December 31, 2004.

SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

National Housing Partnership Realty Fund I

By:	The National Housing Partnership,
its sole general partner

National Corporation for Housing
Partnerships,
its sole general partner

By:	/s/ David R. Robertson

David R. Robertson
Director, President and Chief Executive
Officer

By:	/s/ Stephen B. Waters

Stephen B. Waters
Vice President

Date:	March 31, 2006
In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ David R. Robertson	Director, President and	Date: March 31, 2006

David R. Robertson	Chief Executive Officer

/s/ Jeffrey W. Adler	Director and Executive	Date: March 31, 2006

Jeffrey W. Adler	Vice President

/s/ Stephen B. Waters	Vice President	Date: March 31, 2006

Stephen B. Waters

Exhibit 31.1
CERTIFICATION
I, David R. Robertson, certify that:
1.	I have reviewed this annual report on Form 10-KSB of National Housing Partnership Realty Fund I;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and
5.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.
Date: March 31, 2006

/s/ David R. Robertson

David R. Robertson
President and Chief Executive Officer of
National Corporation for Housing
Partnerships, equivalent of the chief
executive officer of the Partnership

Exhibit 31.2
CERTIFICATION
I, Stephen B. Waters, certify that:
1.	I have reviewed this annual report on Form 10-KSB of National Housing Partnership Realty Fund I;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and
5.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.
Date: March 31, 2006

/s/ Stephen B. Waters

Stephen B. Waters
Vice President of National Corporation for Housing
Partnerships, equivalent of the chief financial
officer of the Partnership

Exhibit 32.1
Certification of CEO and CFO
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-KSB of National Housing Partnership Realty Fund I (the “Partnership”), for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David R. Robertson, as the equivalent of the chief executive officer of the Partnership, and Stephen B. Waters, as the equivalent of the chief financial officer of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ David R. Robertson

Name:	David R. Robertson
Date:	March 31, 2006

/s/ Stephen B. Waters

Name:	Stephen B. Waters
Date:	March 31, 2006
This certification is furnished with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Exhibit 32.2
Independent Auditor’s Report
To the Partners
Hurbell IV Limited Partnership
We have audited the accompanying balance sheet of Hurbell IV Limited Partnership, a Limited Partnership, FHA Project No. 062-44054-LD, as of December 31, 2005, and the related statements of profit and loss, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell IV Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 8 to the financial statements, the Partnership has notes payable that matured on November 9, 1999. This condition raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
In accordance with Government Auditing Standards, we have also issued reports dated February 1, 2006 on our consideration of Hurbell IV Limited Partnership’s internal control over financial reporting. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and the results of that testing and not to provide an opinion on the internal control over financial reporting. In accordance with Government Auditing Standards we have also issued an opinion dated February 1, 2006 on Hurbell IV Limited Partnership’s compliance with certain provisions of laws, regulations, contracts, and grant agreements, and other matters that could have a direct and material effect on a major HUD-assisted program. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 14-18 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
/s/ Carter & Company
Destin, Florida
February 1, 2006

Exhibit 32.3
Independent Auditor’s Report
To the Partners
Hurbell IV Limited Partnership
We have audited the accompanying balance sheet of Hurbell IV Limited Partnership, a Limited Partnership, FHA Project No. 062-44054-LD, as of December 31, 2004, and the related statements of profit and loss, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurbell IV Limited Partnership as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note 8 to the financial statements, the Partnership has notes payable that matured on November 9, 1999. This condition raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
In accordance with Government Auditing Standards, we have also issued reports dated January 31, 2005 on our consideration of Hurbell IV Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 16-20 is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Hurbell IV Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
/s/ Carter & Company
Destin, Florida
January 31, 2005

Exhibit 32.4
Independent Auditor’s Report
To the Partners
San Jose Limited Partnership
We have audited the accompanying balance sheet of San Jose Limited Partnership, a Limited Partnership, Project Number 115-44003-LDP-SUP, as of December 31, 2005, and the related statements of profit and loss, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Jose Limited Partnership as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 12, 2006 on our consideration of San Jose Limited Partnership’s internal control over financial reporting. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and the results of that testing and not to provide an opinion on the internal control over financial reporting. In accordance with Government Auditing Standards we have also issued an opinion dated January 12, 2006 on San Jose Limited Partnership’s compliance with certain provisions and other matters that could have a direct and material effect on a major HUD-assisted program. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 13 – 17 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
/s/ Carter & Company
Destin, Florida
January 12, 2006

Exhibit 32.5
Independent Auditor’s Report
To the Partners
San Jose Limited Partnership
We have audited the accompanying balance sheet of San Jose Limited Partnership, a Limited Partnership, Project Number 115-44003-LDP-SUP, as of December 31, 2004, and the related statements of profit and loss, changes in partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of San Jose Limited Partnership as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 15, 2004 on our consideration of San Jose Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports is to describe the scope of our testing of internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information shown on pages 14 – 18 is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, if our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
/s/ Carter & Company
Destin, Florida
January 15, 2005

Exhibit 32.6
Independent Auditor’s Report
To the Partners
Gates Mills I Limited Partnership
We have audited the accompanying balance sheet of Gates Mills I Limited Partnership, as of December 31, 2004, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gates Mills I Limited Partnership as of December 31, 2004, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that Gates Mills I Limited Partnership will continue as a going concern. As discussed in Note C to the financial statements, the Partnership’s deferred acquisition notes are in default and the time period for cure has expired. As of the date of this report, the Partnership has not renegotiated the terms of the notes which raises substantial doubt about the Partnership’s ability to continue as a going concern. The Partnership’s plans in regard to this matter are also described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
In accordance with Government Auditing Standards, and the “Consolidated Audit Guide for Audits of HUD Programs” (the “Guide”), we have also issued reports dated January 25, 2005, on our consideration of Gates Mills I Limited Partnership’s internal control over financial reporting and on our tests of its compliance with specific requirements applicable to major HUD programs and fair housing and non-discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and the Guide should be considered in assessing the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 24 through 37 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, the supplemental information is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
/s/ Reznick Group P.C.
Bethesda, Maryland
January 25, 2005

ANNEX IV
PARTNERSHIP’S 10-QSB FOR THE SECOND QUARTER ENDED JUNE 30, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 10-QSB
(Mark One)
☑	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended June 30, 2006
☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT
For the transition period from                     to
Commission file number 0-13465
NATIONAL HOUSING PARTNERSHIP REALTY FUND I
(Exact name of small business issuer as specified in its charter)

Maryland	52-1358879
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
55 Beattie Place, PO Box 1089
Greenville, South Carolina 29602
(Address of principal executive offices)
(864) 239-1000
(Issuer’s telephone number)
Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
Indicate by check mark whether registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

PART I — FINANCIAL INFORMATION
ITEM 1. FINANCIAL STATEMENTS
NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Balance Sheet
(Unaudited)
(in thousands, except unit data)
June 30, 2006

ASSETS
Cash and cash equivalents	$1
Receivables from limited partners	6
Investments in and advances to Local Limited Partnerships (Note 2)	—

$7

LIABILITIES AND PARTNERS’ DEFICIT

Liabilities
Administrative and reporting fees payable to General Partner (Note 3)	$218
Due to General Partner (Note 3)	54
Accounts payable and other accrued expenses	2

274

Partners’ deficit
General Partner — The National Housing Partnership (NHP)	(91)
Original Limited Partner — 1133 Fifteenth Street Associates	(96)
Other Limited Partners — 11,219 investment units	(80)

(267)

$7

See Accompanying Notes to Financial Statements

1

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Statements of Operations
(Unaudited)
(in thousands, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenues	$—	$—	$—	$—

Expenses:
Administrative and reporting fees to General Partner (Note 3)	10	18	21	29
Interest expense (Note 3)	1	—	2	—
Other operating expenses	10	9	16	12

Total expenses	21	27	39	41

Net loss	$(21)	$(27)	$(39)	$(41)

Allocation of net loss General Partner — NHP	$—	$—	$—	$—
Original Limited Partner - 1133 Fifteenth Street Associates	—	—	—	—
Other Limited Partners	(21)	(27)	(39)	(41)

	$(21)	$(27)	$(39)	$(41)

Net loss per Other Limited Partnership Interest	$(1.86)	$(2.38)	$(3.46)	$(3.62)

See Accompanying Notes to Financial Statements

2

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Statement of Changes in Partners’ Deficit
(Unaudited)
(in thousands, except unit data)

	The National	1133
	Housing	Fifteenth	Other
	Partnership	Street	Limited
	(NHP)	Associates	Partners	Total
Deficit at December 31, 2005	$(91)	$(96)	$(41)	$(228)
Net loss for the six months ended June 30, 2006	—	—	(39)	(39)

Deficit at June 30, 2006	$(91)	$(96)	$(80)	$(267)

Percentage interest at June 30, 2006	1%	1%	98%	100%

	(A )	(B )	(C )

(A)	General Partner

(B)	Original Limited Partner

(C)	Consists of 11,219 and 11,269 investment units at June 30, 2006 and December 31, 2005, respectively. (see Note 6)
See Accompanying Notes to Financial Statements

3

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Statements of Cash Flows
(Unaudited)
(in thousands)

	Six Months Ended
	June 30,
	2006	2005
Cash flows used in operating activities:
Operating expenses paid	$(22)	$(17)

Cash flows provided by financing activities:
Advances from General Partner	22	20

Net increase in cash and cash equivalents	—	3

Cash and cash equivalents, beginning of period	1	—

Cash and cash equivalents, end of period	$1	$3

Reconciliation of net loss to net cash used in operating activities:
Net loss	$(39)	$(41)

Adjustments to reconcile net loss to net cash used in operating activities:
Increase in receivables	(3)	(3)
Increase in administrative and reporting fees payable to General Partner	21	29
Increase in accrued interest due to General Partner	2	—
Decrease in other accrued expenses	(3)	(2)

Total adjustments	17	24

Net cash used in operating activities	$(22)	$(17)

See Accompanying Notes to Financial Statements

4

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Notes to Financial Statements
(Unaudited)
(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization
National Housing Partnership Realty Fund I (the “Partnership” or the “Registrant”) is a limited partnership organized under the Maryland Revised Uniform Limited Partnership Act on October 21, 1983. The Partnership was formed for the purpose of raising capital by offering and selling limited partnership interests and then investing in limited partnerships (“Local Limited Partnerships”), each of which owns and operates an existing rental housing project which is financed and/or operated with one or more forms of rental assistance or financial assistance from the U.S. Department of Housing and Urban Development (“HUD”).
The National Housing Partnership, a District of Columbia limited partnership (“NHP” or the “General Partner”), raised capital for the Partnership by offering and selling to additional limited partners 11,519 investment units at a price of $1,000 per unit. Apartment Investment and Management Company (“AIMCO”), a publicly traded real estate investment trust, and its affiliates ultimately control the General Partner. The Original Limited Partner of the Partnership is 1133 Fifteenth Street Associates, whose limited partners were key employees of the general partner of NHP at the time the Partnership was formed. The general partner of 1133 Fifteenth Street Associates is NHP.
Basis of Presentation
The accompanying unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial condition and results of operations for the interim periods presented. All such adjustments are of a normal and recurring nature. Operating results for the three and six month periods ended June 30, 2006 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2006.
While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these financial statements be read in conjunction with the financial statements and notes included in the Partnership’s Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2005.
FASB Interpretation No. 46
As of December 31, 2004, the Partnership adopted FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (or “FIN 46”) and applied its requirements to all Local Limited Partnerships in which the Partnership held a variable interest. FIN 46 addresses the consolidation by business enterprises of variable interest entities. Generally, a variable interest entity, or VIE, is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group the holders of the equity investment at risk lack (i) the ability to make decisions about an entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that

5

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Notes to Financial Statements — Continued
(Unaudited)
(1) ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
are not proportional to their economic interests and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights. FIN 46 requires a VIE to be consolidated in the financial statements of the entity that is determined to be the primary beneficiary of the VIE.
Upon adoption of FIN 46, the Partnership determined that its three Local Limited Partnerships in which it held investments were not VIEs. During the year ended December 31, 2005, the Partnership reconsidered its initial determination of Local Limited Partnerships for VIE status. As a result, the Partnership determined it held variable interests in all three Local Limited Partnerships; however, the Partnership was not the primary beneficiary. During the year ended December 31, 2005, one Local Limited Partnership previously determined to be a VIE was lost by the Partnership to foreclosure. The two remaining Local Limited Partnerships are directly engaged in the ownership and management of two apartment properties with a total of 320 units. The Partnership is involved with those VIEs as a non-controlling limited partner equity holder. The Partnership’s maximum exposure to loss as a result of its involvement with the unconsolidated VIEs is limited to the Partnership’s recorded investments in and receivables from these VIEs, which were zero at June 30, 2006. The Partnership may be subject to additional losses to the extent of any financial support that the Partnership voluntarily provides in the future.
(2) INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS
The Partnership owns 99% limited partnership interests in two Local Limited Partnerships: San Jose Limited Partnership and Hurbell IV Limited Partnership.
On October 31, 2005, the Partnership received notice that the holders of the deferred acquisition notes in default at Gates Mills I Limited Partnership had exercised their rights under the notes and had foreclosed upon NHP’s and the Partnership’s interests in Gates Mills I Limited Partnership. No gain or loss resulted from this transfer of interest, as the Partnership had no investment balance remaining in this Local Limited Partnership.
Since the Partnership, as a limited partner, does not exercise control over the activities of the Local Limited Partnerships in accordance with the partnership agreements, these investments are accounted for using the equity method. Thus, the investments are carried at cost plus the Partnership’s share of the Local Limited Partnerships’ profits less the Partnership’s share of the Local Limited Partnerships’ losses and distributions. However, since the Partnership is not legally liable for the obligations of the Local Limited Partnerships, or is not otherwise committed to provide additional support to them, it does not recognize losses once its investment in each of the individual Local Limited Partnerships, increased for its share of profits, reduced for its share of losses and cash distributions, reaches zero. As of June 30, 2006, investments in the two Local Limited Partnerships had been reduced to zero.
The Partnership did not recognize approximately $46,000 and $179,000 of its allocated share of losses from one and three Local Limited Partnerships for the six months ended June 30, 2006 and 2005, respectively, as the Partnership’s net carrying basis in these Local Limited Partnerships had been reduced to zero. The losses not recognized during 2005 include the operations of Gates Mills I Limited Partnership, whose interest was lost to foreclosure during the fourth quarter of 2005 (as

6

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Notes to Financial Statements — Continued
(Unaudited)
(2) INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
discussed above). The Partnership did not recognize approximately $19,000 of its allocated share of profits from one Local Limited Partnership for the six months ended June 30, 2006 because the Local Limited Partnership has cumulative losses. As of June 30, 2006, the Partnership has not recognized approximately $4,109,000 of its allocated share of cumulative losses from the two Local Limited Partnerships in which its investment is zero.
San Jose and Hurbell IV Limited Partnerships each have notes which were executed by the respective Local Limited Partnerships with the seller as part of the acquisition of the property by the Local Limited Partnership. The notes are nonrecourse notes secured by a security interest in all partnership interests in the Local Limited Partnership and are subordinated to the respective mortgage notes on each property for as long as the mortgage notes are insured by HUD. Any payments due from project income are payable from surplus cash, as defined by the HUD Regulatory Agreement. Neither the Local Limited Partnership nor any partner thereof, present or future, assume any personal liability for the payment of the notes. The notes were due August 29, 1999 and November 9, 1999, respectively. Interest continues to be paid or accrued under the original terms of the respective agreements. Each note is in default and the Local Limited Partnership interests are subject to potential foreclosure. The noteholders have not exercised their rights under the notes, including the foreclosure on NHP’s and the Partnership’s interests in the Local Limited Partnerships. There can be no assurance as to when, or if, such holders may seek to exercise such rights. Continuation of the Local Limited Partnerships’ operations in the present form is dependent on its ability to extend the maturity date of their respective notes, or to repay or refinance their note. The financial statements do not include any adjustments which might result from the outcome of these uncertainties.
Advances made by the Partnership to the individual Local Limited Partnerships are considered part of the Partnership’s investment in Local Limited Partnerships. When advances are made, they are charged to operations as a loss on investment in the Local Limited Partnership using previously unrecognized cumulative losses. As discussed above, due to the cumulative losses incurred by the two remaining Local Limited Partnerships, the aggregate balance of investments in and advances to Local Limited Partnerships, for these Local Limited Partnerships, has been reduced to zero at June 30, 2006. To the extent these advances are repaid by the Local Limited Partnerships in the future, the repayments will be credited as distributions and repayments in excess of investment in Local Limited Partnerships. These advances are payable to the Partnership. Interest is calculated at the prime rate plus 2% (10.25% at June 30, 2006). Payment of principal and interest is contingent upon the Local Limited Partnerships having available surplus cash, as defined by HUD regulations, from operations or from refinancing or sale of the Local Limited Partnership properties.
During the six months ended June 30, 2006 and 2005, the Partnership made no advances to the Local Limited Partnerships. There were no amounts owed to the Partnership for working capital advances to Local Limited Partnerships at June 30, 2006.
The following are combined statements of operations for the three and six months ended June 30, 2006 and 2005, respectively, of the Local Limited Partnerships in which the Partnership has invested. (2005 amounts exclude the operations of Gates Mills I Limited Partnership, for which the Partnership lost its investment in 2005.)

7

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Notes to Financial Statements — Continued
(Unaudited)
(2) INVESTMENTS IN AND ADVANCES TO LOCAL LIMITED PARTNERSHIPS (continued)
The statements are compiled from financial statements of the Local Limited Partnerships, prepared on the accrual basis of accounting, as supplied by the management agents of the projects, and are unaudited.

	COMBINED STATEMENTS OF OPERATIONS
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
	(in thousands)		(in thousands)
Rental income	$455	$444	$915	$894
Other income	42	28	82	58

Total revenues	497	472	997	952

Operating expenses	310	285	601	582
Interest, taxes, and insurance	131	114	250	228
Depreciation	87	83	173	167

Total expenses	528	482	1,024	977

Loss from continuing operations	$(31)	$(10)	$(27)	$(25)

National Housing Partnership Realty Fund I share of loss from continuing operations	$(31)	$(10)	$(27)	$(25)

(3) TRANSACTIONS WITH THE GENERAL PARTNER
During the six months ended June 30, 2006 and 2005, the Partnership accrued administrative and reporting fees payable to the General Partner in the amount of approximately $21,000 and $29,000, respectively, for services provided to the Partnership. As of June 30, 2006, the Partnership owed approximately $218,000 to the General Partner for accrued administrative and reporting fees.
The accrued administrative and reporting fees payable to the General Partner will be paid as cash flow permits or from proceeds generated from the sale or refinancing of one or more of the underlying properties of the Local Limited Partnerships.
During the six months ended June 30, 2006 and 2005, the General Partner advanced approximately $22,000 and $20,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (10.25% at June 30, 2006).
Interest expense was approximately $2,000 and less than $1,000 for the six months ended June 30, 2006 and 2005, respectively. At June 30, 2006, the total amount of advances and accrued interest is approximately $54,000 and is included in due to General Partner.
(4) GOING CONCERN
The Local Limited Partnerships’ notes payable are past due, and therefore, the notes are in default (see Note 2). Continuation of the Local Limited Partnerships’ operations in their present form is dependent on their ability to extend the maturity date of these notes, or to repay or to refinance the notes. These conditions raise

8

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
Notes to Financial Statements — Continued
(Unaudited)
(4) GOING CONCERN (continued)
substantial doubt about their and the Partnership’s ability to continue as a going concern. The financial statements do not include any adjustments which might result from the outcome of these uncertainties.
(5) CONTINGENCIES
The Partnership is unaware of any pending or outstanding litigation involving it or the underlying investment properties of the Local Limited Partnerships in which the Partnership invests that are not of a routine nature arising in the ordinary course of business.
(6) ABANDONMENT OF LIMITED PARTNERSHIP INVESTMENT UNITS
During the six months ended June 30, 2006, the number of Limited Partnership investment units decreased by 50 investment units due to limited partners abandoning their interests. In abandoning his or her Limited Partnership Investment Unit(s), a limited partner relinquishes all right, title, and interest in the Partnership as of the date of abandonment. However, the limited partner is allocated his or her share of net income or loss for that year. The loss per Limited Partnership Interest in the accompanying statements of operations is calculated based on the number of investment units outstanding at the beginning of the year which was 11,269 investment units. There were no such units abandoned during the six months ended June 30, 2005.

9

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
The matters discussed in this report contain certain forward-looking statements, including, without limitation, statements regarding future financial performance and the effect of government regulations. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including, without limitation: national and local economic conditions; the terms of governmental regulations that affect the Registrant and interpretations of those regulations; the competitive environment in which the Registrant operates; financing risks, including the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; real estate risks, including variations of real estate values and the general economic climate in local markets and competition for tenants in such markets; litigation, including costs associated with prosecuting and defending claims and any adverse outcomes, and possible environmental liabilities. Readers should carefully review the Registrant’s financial statements and the notes thereto, as well as the risk factors described in the documents the Registrant files from time to time with the Securities and Exchange Commission.
This item should be read in conjunction with the financial statements and other items contained elsewhere in this report.
LIQUIDITY AND CAPITAL RESOURCES
The properties in which the Partnership has invested, through its investments in the Local Limited Partnerships, receive one or more forms of assistance from the Federal Government. As a result, the Local Limited Partnerships’ ability to transfer funds either to the Partnership or among themselves in the form of cash distributions, loans or advances is generally restricted by these government-assistance programs. The General Partner monitors developments in the area of legal and regulatory compliance. For example, the Sarbanes-Oxley Act of 2002 mandates or suggests additional compliance measures with regard to governance, disclosure, audit and other areas. In light of these changes, the Partnership expects that it will incur higher expenses related to compliance.
The Partnership had cash and cash equivalents of approximately $1,000 and $3,000 at June 30, 2006 and 2005, respectively. The ability of the Partnership to meet its on-going cash requirements, in excess of cash on hand at June 30, 2006, is dependent on distributions from recurring operations received from the Local Limited Partnerships and proceeds from the sales or refinancings of the underlying properties. The Partnership’s only other form of liquidity is from General Partner loans. The General Partner will evaluate lending the Partnership additional funds as such funds are needed, but is in no way legally obligated to make such loans.
During the six months ended June 30, 2006 and 2005, the General Partner advanced approximately $22,000 and $20,000, respectively, to the Partnership to fund operating expenses. Interest is charged at the prime rate plus 2% (10.25% at June 30, 2006). Interest expense was approximately $2,000 and less than $1,000 for the six months ended June 30, 2006 and 2005, respectively. At June 30, 2006, the total amount of advances and accrued interest is approximately $54,000 and is included in due to General Partner.
At June 30, 2006, the Partnership owed the General Partner approximately $218,000 for administrative and reporting services performed. There is no guarantee that the Local Limited Partnerships will generate future surplus cash sufficient to distribute to the Partnership in amounts adequate to repay administrative and reporting fees owed; rather the payment of the unpaid administrative and reporting fees will most likely result from the sale or refinancing of the underlying properties of the Local Limited Partnerships, rather than through recurring operations.

10

During the six months ended June 30, 2006 and 2005, the Partnership made no advances for working capital purposes to any of the Local Limited Partnerships. There were no amounts owed to the Partnership for working capital advances to Local Limited Partnerships at June 30, 2006.
Distributions received in excess of investment in Local Limited Partnerships represent the Partnership’s proportionate share of the excess cash available for distribution from the Local Limited Partnerships. As a result of the use of the equity method of accounting for the Partnership’s investments, as of June 30, 2006, investments in the two remaining Local Limited Partnerships have been reduced to zero. Cash distributions received are recorded in revenues as distributions received in excess of investment in Local Limited Partnerships. No cash distributions were received from the Local Limited Partnerships during the six months ended June 30, 2006 and 2005. The receipt of distributions in future years is dependent on the operations of the underlying properties of the Local Limited Partnerships and the sale or refinancing of the underlying properties.
On October 31, 2005, the Partnership received notice that the holders of the deferred acquisition notes in default at Gates Mills I Limited Partnership had exercised their rights under the notes and had foreclosed upon NHP’s and the Partnership’s interests in Gates Mills I Limited Partnership. No gain or loss resulted from this transfer of interest, as the Partnership had no investment balance remaining in this Local Limited Partnership.
San Jose and Hurbell IV Limited Partnerships each have notes which were executed by the respective Local Limited Partnerships with the seller as part of the acquisition of the property by the Local Limited Partnership. The notes are nonrecourse notes secured by a security interest in all partnership interests in the Local Limited Partnership and are subordinated to the respective mortgage notes on each property for as long as the mortgage notes are insured by HUD. Any payments due from project income are payable from surplus cash, as defined by the HUD Regulatory Agreement. Neither the Local Limited Partnership nor any partner thereof, present or future, assume any personal liability for the payment of the notes. The notes were due August 29, 1999 and November 9, 1999, respectively. Interest continues to be paid or accrued under the original terms of the respective agreements. Each note is in default and the Local Limited Partnership interests are subject to potential foreclosure. The noteholders have not exercised their rights under the notes, including the foreclosure on NHP’s and the Partnership’s interests in the Local Limited Partnerships. There can be no assurance as to when, or if, such holders may seek to exercise such rights. Continuation of the Local Limited Partnerships’ operations in the present form is dependent on its ability to extend the maturity date of their respective notes, or to repay or refinance their note. The financial statements do not include any adjustments which might result from the outcome of these uncertainties.
RESULTS OF OPERATIONS
The Partnership retains an interest in two Local Limited Partnerships, which operate two rental housing properties. Due to the use of the equity method of accounting as discussed in “Item 1. Financial Statements — Note 2” to the Partnership’s financial statements, to the extent the Partnership still has a carrying basis in a respective Local Limited Partnership, results of operations would be impacted by the Partnership’s share of the profits or losses of the Local Limited Partnerships. The two remaining investments in Local Limited Partnerships have been reduced to zero. As a result, the Partnership’s operations are no longer being affected by their share of the operations.
The Partnership realized net losses of approximately $21,000 and $39,000 for the three and six months ended June 30, 2006, respectively, compared to net losses of

11

approximately $27,000 and $41,000 for the three and six months ended June 30, 2005, respectively. Net loss per unit of limited partnership interest was $1.86 and $3.46 for the three and six months ended June 30, 2006, respectively, and $2.38 and $3.62 for the three and six months ended June 30, 2005, respectively. The decrease in net loss for both periods is due to a decrease in administrative and reporting fees, partially offset by increases in interest and operating expenses.
The Partnership did not recognize approximately $46,000 and $179,000 of its allocated share of losses from one and three Local Limited Partnerships for the six months ended June 30, 2006 and 2005, respectively, as the Partnership’s net carrying basis in these Local Limited Partnerships had been reduced to zero. The losses not recognized during 2005 include the operations of Gates Mills I Limited Partnership, whose interest was lost to foreclosure during the fourth quarter of 2005 (as discussed above). The Partnership did not recognize approximately $19,000 of its allocated share of profits from one Local Limited Partnership for the six months ended June 30, 2006.
FASB Interpretation No. 46
As of December 31, 2004, the Partnership adopted FASB Interpretation No. 46 “Consolidation of Variable Interest Entities” (or “FIN 46”) and applied its requirements to all Local Limited Partnerships in which the Partnership held a variable interest. FIN 46 addresses the consolidation by business enterprises of variable interest entities. Generally, a variable interest entity, or VIE, is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support; (b) as a group the holders of the equity investment at risk lack (i) the ability to make decisions about an entity’s activities through voting or similar rights, (ii) the obligation to absorb the expected losses of the entity, or (iii) the right to receive the expected residual returns of the entity; or (c) the equity investors have voting rights that are not proportional to their economic interests and substantially all of the entity’s activities either involve, or are conducted on behalf of, an investor that has disproportionately few voting rights. FIN 46 requires a VIE to be consolidated in the financial statements of the entity that is determined to be the primary beneficiary of the VIE.
Upon adoption of FIN 46, the Partnership determined that its three Local Limited Partnerships in which it held investments were not VIEs. During the year ended December 31, 2005, the Partnership reconsidered its initial determination of Local Limited Partnerships for VIE status. As a result, the Partnership determined it held variable interests in all three Local Limited Partnerships; however, the Partnership was not the primary beneficiary. During the year ended December 31, 2005, one Local Limited Partnership previously determined to be a VIE was lost by the Partnership to foreclosure. The two remaining Local Limited Partnerships are directly engaged in the ownership and management of two apartment properties with a total of 320 units. The Partnership is involved with those VIEs as a non-controlling limited partner equity holder. The Partnership’s maximum exposure to loss as a result of its involvement with the unconsolidated VIEs is limited to the Partnership’s recorded investments in and receivables from these VIEs, which were zero at June 30, 2006. The Partnership may be subject to additional losses to the extent of any financial support that the Partnership voluntarily provides in the future.

12

ITEM 3. CONTROLS AND PROCEDURES
(a) Disclosure Controls and Procedures. The Partnership’s management, with the participation of the principal executive officer and principal financial officer of the General Partner, who are the equivalent of the Partnership’s principal executive officer and principal financial officer, respectively, has evaluated the effectiveness of the Partnership’s disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) as of the end of the period covered by this report. Based on such evaluation, the principal executive officer and principal financial officer of the General Partner, who are the equivalent of the Partnership’s principal executive officer and principal financial officer, respectively, have concluded that, as of the end of such period, the Partnership’s disclosure controls and procedures are effective.
(b) Internal Control Over Financial Reporting. There have not been any changes in the Partnership’s internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the fiscal quarter to which this report relates that have materially affected, or are reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

13

PART II — OTHER INFORMATION
ITEM 5. OTHER INFORMATION
               None.
ITEM 6. EXHIBITS
               See Exhibit Index.

14

SIGNATURES
In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I

	By:	The National Housing Partnership,
its sole General Partner

	By:	National Corporation for Housing Partnerships,
its sole General Partner

Date: August 11, 2006	By:	/s/ David R. Robertson

David R. Robertson
President and Chief Executive Officer

Date: August 11, 2006	By:	/s/ Stephen B. Waters

Stephen B. Waters
Vice President

15

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
INDEX OF EXHIBITS
31.1	Certification of equivalent of Chief Executive Officer pursuant to Securities Exchange Act Rules 13a-14(a)/15d-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of equivalent of Chief Financial Officer pursuant to Securities Exchange Act Rules 13a-14(a)/15d-14(a), as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of the equivalent of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

16

Exhibit 31.1
CERTIFICATION
I, David R. Robertson, certify that:
1.	I have reviewed this quarterly report on Form 10-QSB of National Housing Partnership Realty Fund I;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and
5.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.
Date: August 11, 2006

/s/ David R. Robertson

David R. Robertson
President and Chief Executive Officer of National
Corporation for Housing Partnerships, equivalent of the
chief executive officer of the Partnership

17

Exhibit 31.2
CERTIFICATION
I, Stephen B. Waters, certify that:
1.	I have reviewed this quarterly report on Form 10-QSB of National Housing Partnership Realty Fund I;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.	The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and
5.	The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.
Date: August 11, 2006

/s/ Stephen B. Waters

Stephen B. Waters
Vice President of National Corporation for Housing
Partnerships, equivalent of the chief financial officer
of the Partnership

18

Exhibit 32.1
Certification of CEO and CFO
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-QSB of National Housing Partnership Realty Fund I (the “Partnership”), for the quarterly period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David R. Robertson, as the equivalent of the chief executive officer of the Partnership, and Stephen B. Waters, as the equivalent of the chief financial officer of the Partnership, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ David R. Robertson

Name:	David R. Robertson
Date:	August 11, 2006

/s/ Stephen B. Waters

Name:	Stephen B. Waters
Date:	August 11, 2006
     This certification is furnished with this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

19

NATIONAL HOUSING PARTNERSHIP REALTY FUND I
c/o The Altman Group, Inc.
1200 Wall Street, 3rd Floor
Lyndhurst, New Jersey 07071
CONSENT OF LIMITED PARTNER
     The undersigned, a limited partner of National Housing Partnership Realty Fund I (a Maryland limited partnership) (the “Partnership”), and the holder of units of limited partnership interest in the Partnership, acting with respect to all of the units owned by the undersigned, hereby:
[___] CONSENTS       [___] WITHHOLDS CONSENT       [___] ABSTAINS
to the Amendment of the Partnership Agreement, as described in the Consent Solicitation Statement, dated                     , 2006 (the “Consent Solicitation Statement”) ;
[___] CONSENTS       [___] WITHHOLDS CONSENT       [___] ABSTAINS
to the sale by the Local Partnership of the apartment complex known as San Jose Apartments, located in San Antonio, Texas, as described in the Consent Solicitation Statement.
     This Consent is being furnished by The National Housing Partnership, the general partner of the Partnership. If no election is specified with respect to the proposal, an otherwise properly completed and signed Consent Form will be deemed to be a consent to the proposals.
     The undersigned hereby acknowledges receipt of the Consent Solicitation Statement. Capitalized terms used in this Consent Form and not defined herein have the meanings set forth in the Consent Solicitation Statement.
     A fully completed, signed and dated copy of this Consent Form should be sent to The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050, no later than midnight, New York City time, on                     , 2006, unless the Expiration Date is extended by the General Partner.

Dated:	By:

Please Print Name
Please sign exactly as you hold your units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.